                          PROSPECTUS NOVEMBER 1, 2006

JPMorgan
U.S. Equity
Funds
Class A, Class B & Class C Shares

JPMorgan Disciplined Equity Fund (Class A)
JPMorgan Diversified Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Growth Advantage Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Equity Fund

JPMorgan Value Advantage Fund (Class A and Class C)
JPMorgan Value Opportunities Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


CONTENTS

JPMorgan Disciplined Equity Fund                          1
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JPMorgan Diversified Fund                                 6
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JPMorgan Equity Income Fund                              14
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JPMorgan Equity Index Fund                               19
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JPMorgan Growth Advantage Fund                           24
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JPMorgan Growth and Income Fund                          30
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JPMorgan Large Cap Growth Fund                           36
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JPMorgan Large Cap Value Fund                            41
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JPMorgan Market Expansion Index Fund                     46
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JPMorgan Multi-Cap Market Neutral Fund                   51
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JPMorgan U.S. Equity Fund                                58
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JPMorgan Value Advantage Fund                            65
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JPMorgan Value Opportunities Fund                        70
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The Funds' Management and Administration                 76
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How to Do Business with the Funds                        80
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     Purchasing Fund Shares                              80
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     Sales Charges                                       85
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     Rule 12b-1 Fees                                     90
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     Networking and Sub-Transfer Agency Fees             91
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     Exchanging Fund Shares                              91
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     Redeeming Fund Shares                               92
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Shareholder Information                                  95
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     Distributions and Taxes                             95
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     Shareholder Statements and Reports                  96
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     Availability of Proxy Voting Record                 96
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     Portfolio Holdings Disclosure                       96
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Risk and Reward Elements for the Funds                   98
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Financial Highlights                                    106
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JPMorgan Investment Advisors--Related
Performance of Separately Managed Market
Neutral Accounts                                        126
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Appendix A--Legal Proceedings and
Additional Fee and Expense Information                  128
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How To Reach Us                                  Back cover
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

JPMorgan
  Disciplined Equity Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in the common stocks of large-
and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The
Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o  There is no assurance that the Fund will meet its investment objective.
o  The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along

                                                    JPMORGAN U.S. EQUITY FUNDS 1

JPMorgan
  Disciplined Equity Fund                                              CONTINUED

with attractive valuation, the adviser often considers a number of other criteria:

o  catalysts that could trigger a rise in a stock's price

o  high perceived potential reward compared to perceived potential risk

o  possible temporary mispricings caused by apparent market overreactions

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
--------------------------------------------------------------------------------
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add a broadly diversified investment that closely matches the benchmark in risk characteristics
o  want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 2


                                             P R O S P E C T U S NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A

Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the
Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)
--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

1998            31.98%
1999            18.02%
2000           -11.11%
2001           -12.14%
2002           -25.07%
2003            28.96%
2004            10.64%
2005             3.33%

BEST QUARTER 4th quarter, 1998           22.83%
-----------------------------------------------
WORST QUARTER 3rd quarter, 1998         -17.88%

*  Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund's Class A
   Shares' performance is based on the performance of the Fund's Select Class
   Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 through 12/31/01.
   Returns for the period 1/1/98 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because
   Class A Shares have higher expenses than the above-referenced class and feeder.

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 7.46%.

                                                    JPMORGAN U.S. EQUITY FUNDS 3

JPMorgan
Disciplined Equity Fund                                               CONTINUED

---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,1
---------------------------------------------------------------------------------------------------------------------
                                                                     PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND
---------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                                    (2.10)             (1.67)              5.95
Return After Taxes on Distributions                                    (2.23)             (1.87)              5.53
Return After Taxes on Distributions and Sale of Fund Shares            (1.20)             (1.50)              4.97
---------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(^,2)
(Reflects No Deduction for Fees, Expenses or Taxes)                     4.91               0.54              6.98
---------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(^,3)
(Reflects No Deduction for Taxes)                                        5.72             (0.39)              6.04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund's performance is based on the performance of the Fund's Select Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 to 9/28/01. Returns for the period 12/31/97 to
  9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class
  A Shares) and from 1/3/97 (commencement of operations) to 12/31/97, the institutional feeder (whose investment program was identical to that of the
  Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeders.

1 The Fund commenced operations on 1/3/97. Performance for the indexes is from
  1/31/97.

2 The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
  Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3 The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

Investor Expenses for Class A Shares
The expenses of Class A Shares are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial
Intermediary.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                  CLASS A SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                   5.25
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                   NONE**

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

JPMORGAN U.S. EQUITY FUNDS 4


                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)
--------------------------------------------------------------------------------
                                                                  CLASS A SHARES
--------------------------------------------------------------------------------

Management Fees                                                            0.25
Distribution (Rule 12b-1) Fees                                             0.25
Shareholder Service Fees                                                   0.25
Other Expenses(1)                                                          0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                         0.95

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's
  Administrator and Distributor agree that they will waive fees or reimburse the
  Fund to the extent total annual operating expenses of Class A Shares
  (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales)
  exceed 0.95% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Class A Shares with the cost of investing in other mutual funds. The example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  total annual operating expenses.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                    1 YEAR     3 YEARS    5 YEARS       10 YEARS
--------------------------------------------------------------------------------

YOUR COST FOR CLASS A SHARES* ($)
(with or without redemption)        617        812        1,023         1,630
--------------------------------------------------------------------------------

* Assumes sales charge is deducted when shares are purchased.

                                                    JPMORGAN U.S. EQUITY FUNDS 5


JPMorgan
Diversified Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

The Fund's Main Investment Strategy
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

o  30%-60% medium- and large-cap U.S. equity securities

o  25%-50% U.S. and foreign fixed income securities

o  0%-20% foreign equity securities

o  0%-20% small-cap U.S. equity securities

The adviser, J.P. Morgan Investment Management Inc. (JPMIM), may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, and mortgage "dollar rolls." Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

At least 75% of the Fund's bonds must be rated investment grade by Moody's
Investors Service (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The
Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality.
Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future dates.

In addition to purchasing securities directly, the Fund may purchase shares of other JPMorgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The
Fund may use derivatives to hedge various investments and for risk management.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o There is no assurance that the Fund will meet its investment objective.
o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

JPMORGAN U.S. EQUITY FUNDS 6

                                             P R O S P E C T U S NOVEMBER 1 2006

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

Investment Process
Within its asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the
Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Foreign Securities Risk. To the extent that the Fund invests in foreign securities, investments in foreign securities may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the
Fund's investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may also be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Smaller Cap Company Risk. Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies (mid cap and small cap companies).
The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular

                                                    JPMORGAN U.S. EQUITY FUNDS 7

JPMorgan
Diversified Fund
                                                                       CONTINUED

economic events or competitive factors than large capitalization companies.

Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investment Company Risk. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the
Fund's expenses, but also similar expenses of the investment company.

Interest Rate and Credit Risk. The value of the Fund's debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.

High Yield Securities Risk. The Fund may also invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the
Fund unless you are willing to assume the greater risk associated with high yield securities.

Mortgage-Backed Securities Risk. The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Government Agency Securities Risk. Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

JPMORGAN U.S. EQUITY FUNDS 8

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add an investment with growth potential to further diversify a portfolio
o  want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

                                                    JPMORGAN U.S. EQUITY FUNDS 9

JPMorgan
Diversified Fund
                                                                       CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P
500 Index, a broad-based securities market index, and the Lipper Balanced Funds
Index, an index based on the total returns of certain mutual funds within the
Fund's designated category as determined by Lipper. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of S&P 500 (60%) and Lehman Brothers Aggregate Bond
(40%) indexes. In the past, the Fund Benchmark consisted of the S&P 500 (52%),
Russell 2000[RegTM] (3%), Salomon Smith Barney Broad Investment Grade Bond (35%)
and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East
(10%) indexes ("Former Fund Benchmark"). A comparison of the Fund's performance to the Fund's Former Benchmark is also presented in the table. The adviser believes that the new Fund Benchmark is more appropriate because it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)
--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

1996            13.42%
1997            18.47%
1998            18.29%
1999            13.87%
2000            -4.24%
2001            -5.89%
2002           -13.22%
2003            20.90%
2004             8.94%
2005             4.04%

BEST QUARTER 4th quarter, 1998          13.39%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002        -11.01%

*  Class A Shares were launched 3/24/03. The performance in the bar chart before
   1/1/04 is based on the performance of the Select Class Shares (whose investment program is identical to the investment program of, and whose expenses are the most similar to the expenses of Class A Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The
   Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the expenses of Class A Shares) from 1/1/96 to 9/10/01. During these periods, the actual returns of Class A Shares would have been lower than shown because
   Class A Shares have higher expenses than the Select Class Shares and the above referenced feeder.

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 6.50%.

JPMORGAN U.S. EQUITY FUNDS 10

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*
-------------------------------------------------------------------------------------------------------------------
                                                                  PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                                    (1.42)              1.12                6.25
Return After Taxes on Distributions                                    (1.80)              0.51                4.91
Return After Taxes on Distributions and Sale of Fund Shares            (0.72)              0.61                4.63
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    (1.51)              1.49                6.63
-------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                      2.50              1.86                6.63
-------------------------------------------------------------------------------------------------------------------
FUND BENCHMARK(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)                      4.00              2.99                8.25
-------------------------------------------------------------------------------------------------------------------
FORMER FUND BENCHMARK(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)                      5.03              3.39                8.12
-------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(^,2)
(Reflects No Deduction for Fees, Expenses or Taxes)                      4.91              0.54                9.07
-------------------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX(^,3)
(Reflects No Deduction for Taxes)                                        5.20              3.51                7.58

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The performance figures in the table for the period before Class A, Class B and Class C Shares were launched on 3/24/03 is based on the performance of the Select Class Shares (whose investment program is identical to the investment program of, and whose expenses are the most similar to the expenses of Class A, Class B and Class C Shares). Prior to a merger effective
   9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on
   9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the expenses of Class
   A, Class B and Class C Shares) from 1/1/96 to 9/10/01. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the above-referenced feeder.

1  The performance of this benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2  The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
   Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3  The performance of the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^  Investors cannot invest directly in an index.

                                                   JPMORGAN U.S. EQUITY FUNDS 11

JPMorgan
Diversified Fund
                                                                       CONTINUED

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

-------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------------------------------------------
                                                           CLASS A SHARES    CLASS B SHARES      CLASS C SHARES
-------------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                   5.25              NONE                NONE
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                 NONE**              5.00                1.00

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

---------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
---------------------------------------------------------------------------------------------------
                                         CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
---------------------------------------------------------------------------------------------------

Management Fees                                    0.55                0.55                0.55
Distribution (Rule 12b-1) Fees                     0.25                0.75                0.75
Shareholder Service Fees                           0.25                0.25                0.25
Other Expenses(1)                                  0.37                0.37                0.37
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                    1.42                1.92                1.92
Fee Waivers and Expense Reimbursements(2)         (0.28)              (0.27)              (0.27)
---------------------------------------------------------------------------------------------------
Net Expenses(2)                                    1.14                1.65                1.65

1  "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2  Reflects a written agreement pursuant to which JPMIM, the Fund's
   Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C
   Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.14%, 1.65% and 1.65%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JPMORGAN U.S. EQUITY FUNDS 12

                                             P R O S P E C T U S NOVEMBER 1 2006

Example
The example below is intended to help you compare the cost of investing in
Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

-------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
-------------------------------------------------------------------------------------
                          1 YEAR       3 YEARS         5 YEARS        10 YEARS
-------------------------------------------------------------------------------------

CLASS A SHARES* ($)          635           925           1,235           2,115
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)         668           877           1,212           2,091***
-------------------------------------------------------------------------------------
CLASS C SHARES** ($)         268           577           1,012           2,221

-------------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
-------------------------------------------------------------------------------------
                          1 YEAR       3 YEARS         5 YEARS        10 YEARS
-------------------------------------------------------------------------------------

CLASS A SHARES* ($)          635           925           1,235           2,115
-------------------------------------------------------------------------------------
CLASS B SHARES ($)           168           577           1,012           2,091***
-------------------------------------------------------------------------------------
CLASS C SHARES ($)           168           577           1,012           2,221

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                                   JPMORGAN U.S. EQUITY FUNDS 13

JPMorgan
Equity Income Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The Fund's Main Investment Strategy
Under normal circumstances, at least 80% of the Fund's Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund attempts to keep its dividend yield above the S&P 500 Index by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the Fund's adviser, JPMorgan Investment Advisors Inc.
(JPMIA), believes to be their long-term investment value.

Equity securities in which the Fund primarily invests include common stocks, convertible securities and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets.
The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o  There is no assurance that the Fund will meet its investment objective.
o  The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Because the Fund attempts to keep its dividend yield above the yield of the S&P 500 Index, the adviser looks for companies that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Some of these companies may be out of favor and therefore are currently undervalued. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers undervalued.

JPMORGAN U.S. EQUITY FUNDS 14

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.
REITs may be more volatile and/or more illiquid than other types of equity securities.

Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add an investment seeks current income and capital appreciation
o  want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 15

JPMorgan
Equity Income Fund
                                                                       CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares the performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by
Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class
B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS1
--------------------------------------------------------------------------------
[the following represents a bar chart in the printed material]

1996            16.45%
1997            32.17%
1998            16.76%
1999             0.09%
2000             6.89%
2001            -7.08%
2002           -18.43%
2003            22.51%
2004            11.20%
2005             5.91%

BEST QUARTER  2nd quarter, 1997           16.60%
-------------------------------------------------
WORST QUARTER  3rd quarter, 2002         -17.00%

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 12.04%.

JPMORGAN U.S. EQUITY FUNDS 16

                                             P R O S P E C T U S NOVEMBER 1 2006

----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                  PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                                      0.37               0.72               7.14
Return After Taxes on Distributions                                     (3.88)             (1.30)              4.98
Return After Taxes on Distributions and Sale of Fund Shares              6.00               0.34               5.61
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                      0.29               0.71               7.09
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(*)
Return Before Taxes                                                      4.29               1.09               6.98
----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)                      4.91               0.54               9.07
----------------------------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(^,2)
(Reflects No Deduction for Taxes)                                        5.80               3.58               8.39

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  Historical performance shown for Class C Shares prior to their inception on
   11/4/97 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.

1  The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
   Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2  The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^  Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------------------
                                                            CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                     5.25              NONE                NONE
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                    NONE**               5.00               1.00

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

                                                   JPMORGAN U.S. EQUITY FUNDS 17

JPMorgan
Equity Income Fund
                                                                       CONTINUED

-----------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
-----------------------------------------------------------------------------------------------------
                                       CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
-----------------------------------------------------------------------------------------------------

Management Fees                                  0.40                0.40                0.40
Distribution (Rule 12b-1) Fees                   0.25                0.75                0.75
Shareholder Service Fees                         0.25                0.25                0.25
Other Expenses(1)                                0.31                0.30                0.31
-----------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(2)               1.21                1.70                1.71

1  "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2  Reflects a written agreement pursuant to which JPMIA, the Fund's
   Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C
   Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.24%, 1.99% and 1.99%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  total annual operating expenses.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

-----------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
-----------------------------------------------------------------------------------
                          1 YEAR       3 YEARS           5 YEARS      10 YEARS
-----------------------------------------------------------------------------------

CLASS A SHARES* ($)          642           889             1,155         1,914
-----------------------------------------------------------------------------------
CLASS B SHARES** ($)         673           836             1,123         1,879***
-----------------------------------------------------------------------------------
CLASS C SHARES** ($)         274           539               928         2,019

-----------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
-----------------------------------------------------------------------------------
                          1 YEAR       3 YEARS           5 YEARS      10 YEARS
-----------------------------------------------------------------------------------

CLASS A SHARES* ($)          642           889             1,155         1,914
-----------------------------------------------------------------------------------
CLASS B SHARES ($)           173           536               923         1,879***
-----------------------------------------------------------------------------------
CLASS C SHARES ($)           174           539               928         2,019

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. EQUITY FUNDS 18

JPMorgan
Equity Index Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index).(1)

1  "S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund's Main Investment Strategy
The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. JPMIA, the Fund's adviser, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500
Index without taking into account the Fund's expenses. Perfect correlation would be 1.00.

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets.
The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may also hold up to 10% of its total assets in cash or cash equivalents, including affiliated money market funds, high-quality money market instruments and repurchase agreements; this is in addition to assets held for derivative margin deposits or other segregated accounts.

The Fund's Board of Trustees may change any of these investment policies
(except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o  There is no assurance that the Fund will meet its investment objective.
o  The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

                                                   JPMORGAN U.S. EQUITY FUNDS 19

JPMorgan
Equity Index Fund
                                                                       CONTINUED

Index Investing Risk. The Fund attempts to track the performance of the S&P 500
Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add an investment that seeks to track the S&P 500
--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 20

                                             P R O S P E C T U S NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has var ied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past ten years of the Fund. It compares the performance to the S&P 500 Index, a broad-based securities market index, and the
Lipper S&P 500 Objective Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by
Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class
B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(1)
--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

1996            22.18%
1997            32.69%
1998            27.93%
1999            20.26%
2000            -9.53%
2001           -12.39%
2002           -22.48%
2003            27.90%
2004            10.23%
2005             4.46%

BEST QUARTER 4th quarter, 1998          21.23%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002        -17.40%

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 8.20%.

                                                   JPMORGAN U.S. EQUITY FUNDS 21

JPMorgan
Equity Index Fund
                                                                       CONTINUED

----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                 PAST 1 YEAR       PAST 5 YEARS       PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                                    (1.03)             (1.07)               7.90
Return After Taxes on Distributions                                    (1.24)             (1.33)               7.32
Return After Taxes on Distributions and Sale of Fund Shares            (0.39)             (1.01)               6.68
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    (1.32)             (1.16)               7.82
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES(*)
Return Before Taxes                                                      2.67             (0.75)               7.69
----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)                      4.91               0.54               9.07
----------------------------------------------------------------------------------------------------------------------
LIPPER S&P 500 OBJECTIVE FUNDS INDEX(^,2)
(Reflects No Deduction for Taxes)                                        4.64               0.24               8.79

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  Historical performance shown for Class C Shares prior to their inception on
   11/4/97 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes.

1  The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
   Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2  The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^  Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------------------
                                                                CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                         5.25                NONE               NONE
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                       NONE**                5.00               1.00

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

JPMORGAN U.S. EQUITY FUNDS 22

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
--------------------------------------------------------------------------------------------------------
                                              CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
--------------------------------------------------------------------------------------------------------

Management Fees                                         0.25                0.25                0.25
Distribution (Rule 12b-1) Fees                          0.25                0.75                0.75
Shareholder Service Fees                                0.25                0.25                0.25
Other Expenses(1)                                       0.23                0.24                0.23
--------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                         0.98                1.49                1.48
Fee Waivers and Expense Reimbursements(2)              (0.53)              (0.29)              (0.28)
--------------------------------------------------------------------------------------------------------
Net Expenses(2)                                         0.45                1.20                1.20

1  "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2  Reflects a written agreement pursuant to which JPMIA, the Fund's
   Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C
   Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 0.45%, 1.20% and 1.20%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------------
                             1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------------

CLASS A SHARES* ($)             569           771            989            1,617
--------------------------------------------------------------------------------------
CLASS B SHARES** ($)            622           743            986            1,616***
--------------------------------------------------------------------------------------
CLASS C SHARES** ($)            222           440            781            1,744

--------------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------------
                             1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------------

CLASS A SHARES* ($)             569           771            989            1,617
--------------------------------------------------------------------------------------
CLASS B SHARES ($)              122           443            786            1,616***
--------------------------------------------------------------------------------------
CLASS C SHARES ($)              122           440            781            1,744

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                                   JPMORGAN U.S. EQUITY FUNDS 23

JPMorgan
Growth Advantage Fund
(formerly JPMorgan Mid Cap Growth Fund)

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide long-term capital growth.

The Fund's Main Investment Strategy
The Fund will invest primarily in common stocks across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in companies that the adviser believes have strong earnings growth potential.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
Investors considering the Fund should understand that:
o  There is no assurance that the Fund will meet its investment objective.
o  The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers reasonably valued.

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 24

                                             P R O S P E C T U S NOVEMBER 1 2006

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk. Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies (mid cap and small cap companies).
The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Growth Investing Risk. Since the Fund focuses on growth stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the adviser believes will experience relatively rapid earnings growth. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks and may be more sensitive to changes in current or expected earnings.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add an investment with growth potential to further diversify a portfolio
o  want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 25

JPMorgan
Growth Advantage Fund
                                                                       CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years, and the life of the
Fund. It compares that performance to the Russell 3000[RegTM] Growth Index, a broad-based securities market index, and the Lipper Multi-Cap Growth Funds
Index, an index based on the total returns of certain mutual funds within the
Fund's designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)
--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

2000            -49.12%
2001            -28.30%
2002            -29.45%
2003             37.53%
2004             16.90%
2005             10.63%

BEST QUARTER 4th quarter, 2001           18.50%
-----------------------------------------------
WORST QUARTER 4th quarter, 2000         -42.32%

*  As of 8/17/05, the Fund changed its name, investment objec tive, certain investment policies and benchmark. Prior to that time, the Fund operated as
   JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund's performance record prior to 8/17/05 might not be considered pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A Shares before 3/23/01 is based on the performance of the
   Class A Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to
   12/3/01. The predecessor's Class A expenses were substantially similar to those of Class A of the Fund.

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 8.19%.

JPMORGAN U.S. EQUITY FUNDS 26

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(*,1)
--------------------------------------------------------------------------------------------------------------
                                                          PAST 1 YEAR      PAST 5 YEARS       LIFE OF FUND
--------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                              4.79             (3.14)            (7.56)
Return After Taxes on Distributions                              4.79             (3.22)            (7.63)
Return After Taxes on Distributions and Sale of Fund Shares      3.11             (2.66)            (6.22)
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                              4.75             (3.22)            (7.41)
--------------------------------------------------------------------------------------------------------------
RUSSELL 3000[REGTM] GROWTH INDEX(^,2)
(Reflects No Deduction for Fees, Expenses or Taxes)              5.17             (3.15)            (4.05)
--------------------------------------------------------------------------------------------------------------
LIPPER MULTI-CAP GROWTH FUNDS INDEX(^,3)
(Reflects No Deduction for Taxes)                                9.13             (2.90)            (0.93)

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

*  As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as
   JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund's performance record prior to 8/17/05 might not be considered pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund's predecessor, H&Q IPO &
   Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A and
   Class B expenses were substantially similar to those of Class A and Class B of the Fund. Class C Shares commenced operations on May 1, 2006, and therefore no performance is shown for the period ended 12/31/05.

1  The Fund commenced operations on 10/29/99. Performance for the indexes is from 10/31/99.

2  The Russell 3000[RegTM] Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies)
   with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3  The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^  Investors cannot invest directly in an index.

                                                   JPMORGAN U.S. EQUITY FUNDS 27

JPMorgan
Growth Advantage Fund
                                                                       CONTINUED

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------------------------------------
                                                     CLASS A SHARES    CLASS B SHARES      CLASS C SHARES
-------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                              5.25              NONE                NONE
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as of % Lower
of Original Purchase Price or Redemption Proceeds            NONE**               5.00               1.00

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

-----------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
-----------------------------------------------------------------------------------------------------
                                           CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
-----------------------------------------------------------------------------------------------------

Management Fees                                      0.65                0.65                0.65
Distribution (Rule 12b-1) Fees                       0.25                0.75                0.75
Shareholder Service Fees                             0.25                0.25                0.25
Other Expenses(1)                                    0.75                0.75                0.75
-----------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.90                2.40                2.40
Fee Waivers and Expense Reimbursements(2)           (0.55)              (0.35)              (0.35)
-----------------------------------------------------------------------------------------------------
Net Expenses(2)                                      1.35                2.05                2.05

1  For Class A and Class B Shares, "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year. For
   Class C Shares, "Other Expenses" are based on estimated expenses for the current fiscal year.

2  Reflects a written agreement pursuant to which JPMIM, the Fund's
   Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.35%, 2.05% and 2.05%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JPMORGAN U.S. EQUITY FUNDS 28

                                             P R O S P E C T U S NOVEMBER 1 2006

Example
The example helps you compare the cost of investing in Class A, Class B and
Class C Shares with the cost of investing in other mutual funds. This example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and
Class C Shares and your actual costs may be higher or lower.

----------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
----------------------------------------------------------------------------------
                          1 YEAR          3 YEARS      5 YEARS        10 YEARS
----------------------------------------------------------------------------------

CLASS A SHARES* ($)          655            1,040        1,449           2,588
----------------------------------------------------------------------------------
CLASS B SHARES** ($)         708            1,015        1,449           2,586***
----------------------------------------------------------------------------------
CLASS C SHARES**             308              715        1,249           2,588

----------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
----------------------------------------------------------------------------------
                          1 YEAR          3 YEARS      5 YEARS        10 YEARS
----------------------------------------------------------------------------------

CLASS A SHARES* ($)          655           1,040         1,449          2,588
----------------------------------------------------------------------------------
CLASS B SHARES ($)           208             715         1,249          2,586***
----------------------------------------------------------------------------------
CLASS C SHARES ($)           208             715         1,249          2,710

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                                   JPMORGAN U.S. EQUITY FUNDS 29

JPMorgan
Growth and Income Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide capital growth over the long-term and earn income from dividends.

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund's adviser, JPMIM, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/Citigroup Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund primarily invests include common stocks, convertible securities and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The
Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o  There is no assurance that the Fund will meet its investment objective.
o  The Fund does not represent a complete investment program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the
Fund's investments typically include companies, which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers undervalued.

JPMORGAN U.S. EQUITY FUNDS 30

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Strategy Risk. Since the Fund focuses on stocks that the adviser believes are undervalued, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends.
An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.
REITs may be more volatile and/or more illiquid than other types of equity securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

                                                   JPMORGAN U.S. EQUITY FUNDS 31

JPMorgan
Growth and Income Fund
                                                                       CONTINUED

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
--------------------------------------------------------------------------------
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add an investment with growth and income potential to further diversify a portfolio
o  want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 32

                                             P R O S P E C T U S NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/Citigroup Value Index (formerly the S&P
500/BARRA Value Index), a broad-based securities market index, and the Lipper
Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)
--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

1996            19.38%
1997            29.53%
1998            14.11%
1999             8.09%
2000             0.48%
2001           -13.48%
2002           -17.81%
2003            26.27%
2004            13.98%
2005             3.72%

BEST QUARTER 2nd quarter, 2003          17.71%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002        -18.09%

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 10.08%.

                                                   JPMORGAN U.S. EQUITY FUNDS 33

JPMorgan
Growth and Income Fund
                                                                       CONTINUED

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                            PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                              (1.73)            0.12               6.78
Return After Taxes on Distributions                              (2.03)           (0.14)              5.06
Return After Taxes on Distributions and Sale of Fund Shares      (0.74)            0.00               5.20
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                              (1.79)            0.30               6.93
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES(*)
Return Before Taxes                                               2.21             0.70               6.64
-------------------------------------------------------------------------------------------------------------
S&P 500/CITIGROUP VALUE INDEX(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)               6.33             2.53               9.44
-------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(^,2)
(Reflects No Deduction for Taxes)                                 6.26             2.26               8.79

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of the Class C Shares.

1  The S&P 500/Citigroup Value Index includes the performance of large U.S.
   companies with low price-to-book ratios relative to the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2  The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^  Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------------------------------------
                                                     CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                              5.25              NONE                NONE
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds            NONE**               5.00               1.00

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

JPMORGAN U.S. EQUITY FUNDS 34

                                             P R O S P E C T U S NOVEMBER 1 2006

------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
------------------------------------------------------------------------------------------------
                                       CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------

Management Fees                                  0.40                0.40                0.40
Distribution (Rule 12b-1) Fees                   0.25                0.75                0.75
Shareholder Service Fees                         0.25                0.25                0.25
Other Expenses(1)                                0.40                0.40                0.40
------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(2)               1.30                1.80                1.80

1  "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2  Reflects a written agreement pursuant to which JPMIM, the Fund's
   Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.30%, 1.80% and 1.80%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and
Class C Shares and your actual costs may be higher or lower.

-----------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
-----------------------------------------------------------------------------------
                          1 YEAR       3 YEARS        5 YEARS        10 YEARS
-----------------------------------------------------------------------------------

CLASS A SHARES* ($)          650           915          1,200         2,010
-----------------------------------------------------------------------------------
CLASS B SHARES** ($)         683           866          1,175         1,985***
-----------------------------------------------------------------------------------
CLASS C SHARES** ($)         283           566            975         2,116

-----------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
-----------------------------------------------------------------------------------
                          1 YEAR       3 YEARS        5 YEARS        10 YEARS
-----------------------------------------------------------------------------------

CLASS A SHARES* ($)          650           915          1,200         2,010
-----------------------------------------------------------------------------------
CLASS B SHARES ($)           183           566            975         1,985***
-----------------------------------------------------------------------------------
CLASS C SHARES ($)           183           566            975         2,116

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                                   JPMORGAN U.S. EQUITY FUNDS 35

JPMorgan
Large Cap Growth Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

The Fund's Main Investment Strategy
Under normal circumstances, at least 80% of the Fund's Assets will be invested in the equity securities of large, well-established companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000[RegTM] Growth Index at the time of purchase. Market capitalization is the total market value of a company's shares.
Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o  There is no assurance that the Fund will meet its investment objective.
o  The Fund does not represent a complete investment program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers reasonably valued.

JPMORGAN U.S. EQUITY FUNDS 36

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. Since the Fund focuses on growth stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the adviser believes will experience relatively rapid earnings growth. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks and may be more sensitive to changes in current or expected earnings.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add an investment with growth potential to further diversify a portfolio
o  want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 37

JPMorgan
Large Cap Growth Fund
                                                                       CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000[RegTM] Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)
--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

1996             16.87%
1997             32.31%
1998             44.33%
1999             27.49%
2000            -24.20%
2001            -20.57%
2002            -28.58%
2003             27.06%
2004              6.68%
2005              4.72%

BEST QUARTER 4th quarter, 1998          24.37%
----------------------------------------------
WORST QUARTER 4th quarter, 2000        -19.80%

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 1.30%.

JPMORGAN U.S. EQUITY FUNDS 38

                                             P R O S P E C T U S NOVEMBER 1 2006

---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------
                                                            PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                              (0.80)             (5.27)               5.11
Return After Taxes on Distributions                              (0.80)             (5.28)               4.03
Return After Taxes on Distributions and Sale of Fund Shares      (0.52)             (4.40)               4.16
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                              (0.93)             (5.42)               5.08
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES(*)
Return Before Taxes                                               3.18              (4.90)               4.95
---------------------------------------------------------------------------------------------------------------
RUSSELL 1000[REGTM] GROWTH INDEX(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)               5.26              (3.58)               6.73
---------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(^,2)
(Reflects No Deduction for Taxes)                                 7.58              (4.29)               6.21

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  Historical performance shown for Class C Shares prior to their inception on
   11/4/97 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1  The Russell 1000[RegTM] Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2  The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^  Investors cannot invest directly in an index.

Investor Expenses for Classes A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------------
                                                     CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                              5.25              NONE                NONE
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds            NONE**               5.00               1.00

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

                                                   JPMORGAN U.S. EQUITY FUNDS 39

JPMorgan
Large Cap Growth Fund
                                                                       CONTINUED

----------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
----------------------------------------------------------------------------------------------
                                     CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
----------------------------------------------------------------------------------------------

Management Fees                                0.50                0.50                0.50
Distribution (Rule 12b-1) Fees                 0.25                0.75                0.75
Shareholder Service Fees                       0.25                0.25                0.25
Other Expenses(1)                              0.30                0.30                0.31
----------------------------------------------------------------------------------------------
Total Annual Operating Expenses                1.30                1.80                1.81
Fee Waivers and Expense Reimbursements(2)     (0.06)              (0.02)              (0.03)
----------------------------------------------------------------------------------------------
Net Expenses(2)                                1.24                1.78                1.78

1  "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2  Reflects a written agreement pursuant to which JPMIA, the Fund's
   Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.24%, 1.78% and 1.78%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and
Class C Shares and your actual costs may be higher or lower.

------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
------------------------------------------------------------------------------------
                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------------

CLASS A SHARES* ($)          645           910           1,195         2,005
------------------------------------------------------------------------------------
CLASS B SHARES** ($)         681           864           1,173         1,983***
------------------------------------------------------------------------------------
CLASS C SHARES** ($)         281           567             977         2,124

------------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
------------------------------------------------------------------------------------
                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
------------------------------------------------------------------------------------

CLASS A SHARES* ($)          645           910          1,195          2,005
------------------------------------------------------------------------------------
CLASS B SHARES ($)           181           564            973          1,983***
------------------------------------------------------------------------------------
CLASS C SHARES ($)           181           567            977          2,124

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. EQUITY FUNDS 40

JPMorgan
Large Cap Value Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The Fund's Main Investment Strategy
Under normal circumstances, at least 80% of the Fund's Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000[RegTM] Value Index at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund's adviser, JPMIA, invests in companies whose securities are, in the adviser's opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The
Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o  There is no assurance that the Fund will meet its investment objective.
o  The Fund does not represent a complete investment program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

o  catalysts that could trigger a rise in a stock's price

o  high potential reward compared to potential risk

o  temporary mispricings caused by market overreactions

                                                   JPMORGAN U.S. EQUITY FUNDS 41

JPMorgan
Large Cap Value Fund
                                                                       CONTINUED

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies, that according to the adviser's estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:
o  are pursuing a long-term goal such as retirement
o  want to add an investment with growth potential to further diversify a portfolio
o  want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o  want a fund that pursues market trends or focuses only on particular industries or sectors
o  require regular income or stability of principal
o  are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 42

                                             P R O S P E C T U S NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the the Russell 1000[RegTM] Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(1)

--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

1996            19.60%
1997            26.08%
1998            14.03%
1999            11.59%
2000             5.62%
2001           -13.21%
2002           -22.85%
2003            29.27%
2004            14.82%
2005             3.79%

BEST QUARTER 2nd quarter, 2003          17.36%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002        -20.78%

1  The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 11.02%.

                                                   JPMORGAN U.S. EQUITY FUNDS 43

JPMorgan
Large Cap Value Fund
                                                                       CONTINUED

---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------
                                                            PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                              (1.63)             (0.46)              7.08
Return After Taxes on Distributions                              (2.32)             (0.79)              5.72
Return After Taxes on Distributions and Sale of Fund Shares      (0.38)             (0.49)              5.46
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                              (1.82)             (0.49)              7.00
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES(*)
Return Before Taxes                                               2.22             (0.09)               6.86
---------------------------------------------------------------------------------------------------------------
RUSSELL 1000[REGTM] VALUE INDEX(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)               7.05               5.28              10.94
---------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(^,2)
(Reflects No Deduction for Taxes)                                 6.25               2.26              8.79

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  Historical performance shown for Class C Shares prior to their inception on
   3/22/99 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1  The Russell 1000[RegTM] Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2  The performance of the Lipper Large-Cap Value Fund Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^  Investors cannot invest directly in an index.

Investor Expenses for Classes A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------------
                                                     CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
---------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                              5.25                NONE                NONE
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds            NONE**                 5.00               1.00

*  The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
   Class A Shares."

JPMORGAN U.S. EQUITY FUNDS 44

                                             P R O S P E C T U S NOVEMBER 1 2006

-----------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
-----------------------------------------------------------------------------------------
                                CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
-----------------------------------------------------------------------------------------
JPMORGAN U.S. EQUITY FUNDS

Management Fees                           0.40                0.40                0.40
Distribution (Rule 12b-1) Fees            0.25                0.75                0.75
Shareholder Service Fees                  0.25                0.25                0.25
Other Expenses(1)                         0.21                0.21                0.21
-----------------------------------------------------------------------------------------
Total Annual Operating Expenses(2)        1.11                1.61                1.61

1  "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2  Reflects a written agreement pursuant to which JPMIA, the Fund's
   Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.24%, 1.99% and 1.99%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

o  $10,000 initial investment,

o  5% return each year, and

o  total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and
Class C Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------------
                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------------

CLASS A SHARES* ($)          632           859           1,104           1,806
--------------------------------------------------------------------------------------
CLASS B SHARES** ($)         664           808           1,076           1,777***
--------------------------------------------------------------------------------------
CLASS C SHARES** ($)         264           508             876           1,911

--------------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------------
                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------------

CLASS A SHARES* ($)          632           859           1,104           1,806
--------------------------------------------------------------------------------------
CLASS B SHARES ($)           164           508             876           1,777***
--------------------------------------------------------------------------------------
CLASS C SHARES ($)           164           508             876           1,911

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                                   JPMORGAN U.S. EQUITY FUNDS 45

JPMorgan
Market Expansion Index Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and midcapitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's SmallCap 600 Index (S&P SmallCap
600) and the Standard & Poor's MidCap 400 Index (S&P MidCap 400).(1)

1  "S&P SmallCap 600" and "S&P MidCap 400" are registered service marks of
   Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund's Main Investment Strategy
The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New
York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the indices are included in the Fund and the Fund's position in an individual stock may be overweighted or underweighted when compared to the indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses. Perfect correlation would be 1.00.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The
Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may also hold up to 10% of its total assets in cash or cash equivalents, including affiliated money market funds, high-quality money market instruments and repurchase agreements; this is in addition to assets held for derivative margin deposits or other segregated accounts.

The Fund's Board of Trustees may change any of these investment policies
(except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o    There is no assurance that the Fund will meet its investment objective.
o    The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

Investment Process
Because the Fund uses an enhanced index strategy and does not hold all of the stocks in the indexes, the adviser uses a quantitative process to select the
Fund's portfolio securities. This process overweights inexpensive stocks with improving fundamental characteristics and underweights expensive stocks that have deteriorating fundamental characteristics. The Fund seeks to closely track the sector and industry weights within the combined indexes.

JPMORGAN U.S. EQUITY FUNDS 46

                                             P R O S P E C T U S NOVEMBER 1 2006

A previously attractive stock is pared back or sold when the combined perspective on valuation and fundamentals is no longer favorable.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Index Investing Risk. The Fund attempts to track the performance of the a market capitalization weighted combination of the S&P Small Cap 600 and the S&P MidCap
400. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Smaller Cap Company Risk. Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:
o    are pursuing a long-term goal such as retirement
o    want to add an index investment in small- and mid-capitalization companies
o    want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:
o    want a fund that pursues market trends or focuses only on particular industries or sectors
o    require regular income or stability of principal
o    are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 47

JPMorgan
Market Expansion Index Fund
                                                                       CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the the S&P 1000 Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)
--------------------------------------------------------------------------------

[the following represents a bar chart in the printed material]

1999             11.27%
2000             13.85%
2001              1.29%
2002            -14.94%
2003             36.19%
2004             18.23%
2005             10.76%

BEST QUARTER 2nd quarter, 2003          18.40%
-----------------------------------------------
WORST QUARTER 3rd quarter, 2002        -17.70%

*    The performance data includes the performance of the Pegasus Market
     Expansion Index Fund before it consolidated with the Fund on March 22,
     1999.

1    The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 5.74%.

JPMORGAN U.S. EQUITY FUNDS 48

                                             P R O S P E C T U S NOVEMBER 1 2006

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*
------------------------------------------------------------------------------------------------------------
                                                           PAST 1 YEAR      PAST 5 YEARS   LIFE OF FUND
------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                               4.99              7.80           9.99
Return After Taxes on Distributions                               3.07              7.28           8.20
Return After Taxes on Distributions and Sale of Fund Shares       4.63              6.62           7.89
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                               5.10              7.89          10.19
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                               9.01              8.19           9.95
------------------------------------------------------------------------------------------------------------
S&P 1000 INDEX(^,1)
(Reflects No Deduction for Fees, Expenses or Taxes)              10.93              9.24          12.50
------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX(^,2)
(Reflects No Deduction for Taxes)                                 9.46              6.28          10.32

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    The performance data includes the performance of the Pegasus Market
     Expansion Index Fund before it consolidated with the Fund on March 22,
     1999. Historical performance shown for Class C prior to its inception is based on the performance of Class B, one of the original classes offered.
     All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1    The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market.
     The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P
     SmallCap 600 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2    The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^    Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------
                                                     CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                              5.25              NONE                NONE
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds            NONE**               5.00               1.00

*    The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

**   Except for purchases of $1 million or more. Please see "Sales Charges --
     Class A Shares."

                                                   JPMORGAN U.S. EQUITY FUNDS 49

JPMorgan
  Market Expansion Index Fund                                          CONTINUED

----------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
----------------------------------------------------------------------------------------------------
                                   CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
----------------------------------------------------------------------------------------------------

Management Fees                              0.25                0.25               0.25
Distribution (Rule 12b-1) Fees               0.25                0.75               0.75
Shareholder Service Fees                     0.25                0.25               0.25
Other Expenses(1)                            0.20                0.20               0.20
----------------------------------------------------------------------------------------------------
Total Annual Operating Expenses              0.95                1.45               1.45
Fee Waivers and Expense Reimbursements(2)   (0.13)               NONE               NONE
----------------------------------------------------------------------------------------------------
Net Expenses(2)                              0.82                1.45               1.45

1    "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2    Reflects a written agreement pursuant to which JPMIA, the Fund's
     Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C
     Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 0.82%, 1.57% and 1.57%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in Class
A, Class B and Class C Shares with the cost of investing in other mutual funds.
The example assumes:

o    $10,000 initial investment,

o    5% return each year, and

o    net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

----------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
----------------------------------------------------------------------------------------
                           1 YEAR         3 YEARS             5 YEARS           10 YEARS
----------------------------------------------------------------------------------------

CLASS A SHARES* ($)           604             800               1,011              1,619
----------------------------------------------------------------------------------------
CLASS B SHARES** ($)          648             759                 992              1,600***
----------------------------------------------------------------------------------------
CLASS C SHARES** ($)          248             459                 792              1,735

----------------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
----------------------------------------------------------------------------------------
                           1 YEAR         3 YEARS             5 YEARS           10 YEARS
----------------------------------------------------------------------------------------

CLASS A SHARES* ($)           604             800               1,011              1,619
----------------------------------------------------------------------------------------
CLASS B SHARES ($)            148             459                 792              1,600***
----------------------------------------------------------------------------------------
CLASS C SHARES ($)            148             459                 792              1,735

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. EQUITY FUNDS 50

JPMorgan
  Multi-Cap Market Neutral Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, please see pages
98-105.

The Fund's Objective
The Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The Fund's Main Investment Strategy
The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund's adviser, JPMIA, considers to be attractive and 'short selling' stocks that the adviser considers to be unattractive. The adviser considers a company's fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the
Fund seeks to generate returns independent of the direction of the stock market.
Because the Fund seeks return over the long term, the adviser will not attempt to time the market.

When the Fund makes a short sale, the Fund borrows the security in order to settle the sale and buys the security at a later date to return to the lender.
The Fund must maintain collateral at least equal to the current market value of the security sold short.

The Fund may hold investments in cash, U.S. government securities or other liquid securities until the next time its portfolio is rebalanced.

The Fund's Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o    There is no assurance that the Fund will meet its investment objective.
o    The Fund does not represent a complete investment program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In determining whether a stock is attractive or unattractive, the adviser uses a proprietary stock selection model that collects quantitative and fundamental investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and price-to-book values. The model also takes into account data concerning an issuer's fundamentals including revisions of earnings estimates and working capital management. The data is then compiled, blending both calculations and fundamental scores, to develop an overall rank from most attractive to least attractive for each security by sector within a universe of approximately 1,100 to 1,300 highly liquid domestic stocks. The Fund seeks to enhance return by purchasing long positions in stocks that have the relatively highest scores and selling short stocks that have the relatively lowest scores.

The Fund's strategy is to be sector neutral meaning that both the long and short positions will have approximately the same weight in the market sectors in which the Fund invests. However, the stock selection model may result in the Fund's long and short positions being overweighted in different industries within a sector. If the stock selection model finds most stocks within an industry to be attractive, then the Fund would automatically tend to overweight that industry.
If the stock selection model finds most stocks within an industry to be unattractive, then the Fund would automatically

                                                   JPMORGAN U.S. EQUITY FUNDS 51

JPMorgan
  Multi-Cap Market Neutral Fund                                        CONTINUED

tend to engage in more short sales with regard to that industry.

The adviser periodically rebalances the positions in the Fund to the stock selection model. Ordinarily, the adviser rebalances the Fund on a monthly basis unless there are meaningful cash inflows or outflows which warrant rebalancing sooner.

The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The adviser uses the return that an investor could achieve through an investment in 3-month U.S.
Treasury bills as a benchmark against which to measure the Fund's performance.
The adviser attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in
3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. Government, Treasury bills have a fixed rate of return, investors in Trea- sury bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in
Treasury bills.

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund.

Strategy Risk. The strategy used by the Fund's management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments. As a result, the Fund is intended for investors who plan to invest for at least three years and are able and willing to assume the risks associated with this type of fund.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Short Selling Risk. The Fund's investment strategy may involve more risk than other funds that do not engage in short selling. The Fund's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities results in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment.

JPMORGAN U.S. EQUITY FUNDS 52

                                             P R O S P E C T U S NOVEMBER 1 2006

Temporary Defensive Positions. To respond to unusual circumstances the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
--------------------------------------------------------------------------------
The Fund is designed for investors who:
o    are pursuing a long-term goal such as retirement
o    want to add an investment with potential for higher risk and return to further diversify a portfolio
o    want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o    want a fund that pursues market trends or focuses only on particular industries or sectors
o    require regular income or stability of principal
o    are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 53

JPMorgan
  Multi-Cap Market Neutral Fund                                        CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Fund Benchmark, the Merrill Lynch 3-month US
Treasury Bill Index, a broad-based securities market index, and the Lipper
Equity Market Neutral Funds Average, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by
Lipper. In the past, the Fund Benchmark was the Merrill Lynch 91 Day Treasury
(Auction Rate) Index. The adviser believes that the new Fund Benchmark is more appropriate because it is more correlated with total return and is the industry standard.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(1)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

2004                                     3.74%
2005                                     4.57%

BEST QUARTER 1st quarter, 2005           3.61%
---------------------------------- --------
WORST QUARTER 3rd quarter, 2004         -0.57%

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 4.56%.

JPMORGAN U.S. EQUITY FUNDS 54

                                             P R O S P E C T U S NOVEMBER 1 2006

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005

------------------------------------------------------------------------------------------
                                                               PAST 1 YEAR    LIFE OF FUND
------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                                  (0.89)           2.24
Return After Taxes on Distributions                                  (1.82)           1.73
Return After Taxes on Distributions and Sale of Fund Shares           0.05            1.74
------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                  (1.15)           2.50
------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   2.86            3.60
------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX^,1
(Reflects No Deduction for Fees, Expenses or Taxes)                   3.07            1.95
------------------------------------------------------------------------------------------
MERRILL LYNCH 91 DAY TREASURY (AUCTION RATE) INDEX^,2
(Reflects No Deduction for Fees, Expenses or Taxes)                   3.35            2.07
------------------------------------------------------------------------------------------
LIPPER EQUITY MARKET NEUTRAL FUNDS AVERAGE^,3
(Reflects No Deduction for Taxes)                                     3.23            2.90

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1    The Merrill Lynch 3-month US Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The adviser changed the Fund's benchmark to this index because it believes the new Fund Benchmark is more closely correlated with total return and is the industry standard. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges is applicable.

2    The Merrill Lynch 91 Day Treasury (Auction Rate) Index is an unmanaged index that reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. The monthly return of the index is based on the assumption that the bill is held to maturity. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
     Fund reflects the deduction of mutual fund expenses, including sales charges is applicable.

3    The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees.
     These expenses are not identical to the expenses charged by the Fund.

^    Investors cannot invest directly in an index.

                                                   JPMORGAN U.S. EQUITY FUNDS 55

JPMorgan
  Multi-Cap Market Neutral Fund                                        CONTINUED

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                      5.25              NONE              NONE
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                      NONE**            5.00              1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
  Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

---------------------------------------------------------------------------------------------------------------
                                                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------------------------

Management Fees                                                        1.25              1.25              1.25
Distribution (Rule 12b-1) Fees                                         0.25              0.75              0.75
Shareholder Service Fees                                               0.25              0.25              0.25
Other Expenses1
Dividend Expenses on Short Sales                                 1.10              1.10              1.10
Remainder of Other Expenses                                      0.17              0.17              0.17
Total Other Expenses                                                   1.27              1.27              1.27
---------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses2                                       3.02              3.52              3.52
Fee Waivers and Expense Reimbursements3                               (0.17)             NONE              NONE
---------------------------------------------------------------------------------------------------------------
Net Expenses2,3                                                        2.85              3.52              3.52

1    "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2    Includes dividend expenses on short sales. If dividend expenses relating to short sales were not included, Total Annual Operating Expenses would have been 1.92%, 2.42% and 2.42%, for Class A Shares, Class B Shares and Class C
     shares, respectively, and Net Expenses would have been 1.75%, 2.42% and
     2.42%, for Class A Shares, Class B Shares and Class C Shares, respectively.

3    Reflects a written agreement pursuant to which JPMIA, the Fund's
     Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C
     Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.75%, 2.50% and 2.50%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JPMORGAN U.S. EQUITY FUNDS 56

                                             P R O S P E C T U S NOVEMBER 1 2006

Example

The example below is intended to help you compare the cost of investing in Class
A, Class B and Class C Shares with the cost of investing in other mutual funds.
The example assumes:

o    $10,000 initial investment,

o    5% return each year, and

o    net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and
Class C Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)        798      1,394      2,014       3,675
--------------------------------------------------------------------------------
CLASS B SHARES** ($)       855      1,380      2,026       3,681***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)       455      1,080      1,826       3,792

--------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1 YEAR    3 YEARS    5 YEARS        10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)       798      1,394      2,014       3,675
--------------------------------------------------------------------------------
CLASS B SHARES ($)        355      1,080      1,826       3,681***
--------------------------------------------------------------------------------
CLASS C SHARES ($)        355      1,080      1,826       3,792

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                                   JPMORGAN U.S. EQUITY FUNDS 57

JPMorgan
  U.S. Equity Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide high total return from a portfolio of selected equity securities.

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds and real estate investment trusts
(REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o    There is no assurance that the Fund will meet its investment objective.
o    The Fund does not represent a complete investment program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued.

JPMORGAN U.S. EQUITY FUNDS 58

                                             P R O S P E C T U S NOVEMBER 1 2006

Along with attractive valuation, the adviser often considers a number of other criteria:

o    catalysts that could trigger a rise in a stock's price

o    high potential reward compared to potential risk

o    temporary mispricings caused by apparent market overreactions

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Strategy Risk. Since the Fund focuses on stocks that the adviser believes are undervalued, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk. The value of real estate securities in general, and
REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

ETF and Investment Company Risk. The price movement of an ETF may not track the underlying index

                                                   JPMORGAN U.S. EQUITY FUNDS 59

JPMorgan
  U.S. Equity Fund                                                     CONTINUED

and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Foreign Securities Risk. To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities.
These risks include political and economic risks, greater volatility, higher transaction costs, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund's investments in a foreign country.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
--------------------------------------------------------------------------------
The Fund is designed for investors who:
o    are pursuing a long-term goal such as retirement
o    want to add an investment with growth potential to further diversify a portfolio
o    want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o    want a fund that pursues market trends or focuses only on particular industries or sectors
o    require regular income or stability of principal
o    are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 60

                                             P R O S P E C T U S NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A

Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS*,1
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

1996                                     21.06%
1997                                     28.41%
1998                                     24.45%
1999                                     14.69
2000                                     -6.72%
2001                                     -9.71%
2002                                    -26.89%
2003                                     32.32%
2004                                     10.50%
2005                                      2.11%

BEST QUARTER 4th quarter, 1998          21.33%
-----------------------------------------------
WORST QUARTER 3rd quarter, 2002        -18.26%

*    Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01.
     Returns for the period 1/1/96 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of,
     Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced predecessor.

1    The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 8.87%.

                                                   JPMORGAN U.S. EQUITY FUNDS 61

JPMorgan
  U.S. Equity Fund                                                     CONTINUED

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                                   (3.26)          (1.36)            6.81
Return After Taxes on Distributions                                   (3.56)          (1.51)            4.82
Return After Taxes on Distributions and Sale of Fund Shares           (1.72)          (1.19)            4.95
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   (3.38)          (1.27)            7.09
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    0.64           (0.85)            7.09
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^,1
(Reflects No Deduction for Fees, Expenses or Taxes)                    4.91            0.54             9.07
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^,2
(Reflects No Deduction for Taxes)                                      5.72           (0.39)            7.86

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A, Class B and Class C Shares were launched on 9/10/0 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, Class B and
     Class C Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01. During this period, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than the advisor feeder. Returns for the period 1/1/96 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of Class A, Class B and Class C Shares). During these periods from 1/1/96 to 9/15/00, the actual returns of Class A, Class B and
     Class C Shares have higher expenses than the above-referenced predecessor.

1    The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2    The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^    Investors cannot invest directly in an index.

JPMORGAN U.S. EQUITY FUNDS 62

                                             P R O S P E C T U S NOVEMBER 1 2006

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                     5.25              NONE              NONE
--------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                     NONE**            5.00              1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
  Class A Shares."

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------

Management Fees                                                       0.40              0.40              0.40
Distribution (Rule 12b-1) Fees                                        0.25              0.75              0.75
Shareholder Service Fees                                              0.25              0.25              0.25
Other Expenses1                                                       0.22              0.22              0.22
--------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                       1.12              1.62              1.62
Fee Waivers and Expense Reimbursements2                              (0.07)            (0.05)            (0.05)
--------------------------------------------------------------------------------------------------------------
Net Expenses2                                                         1.05              1.57              1.57

1    "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2    Reflects a written agreement pursuant to which JPMIM, the Fund's
     Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C
     Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.05%, 1.57% and 1.57%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

                                                   JPMORGAN U.S. EQUITY FUNDS 63

JPMorgan
  U.S. Equity Fund                                                     CONTINUED

Example
The example below is intended to help you compare the cost of investing in Class
A, Class B and Class C Shares with the cost of investing in other mutual funds.
The example assumes:

o    $10,000 initial investment,

o    5% return each year, and

o    net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and
Class C Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)        626        856      1,103       1,811
--------------------------------------------------------------------------------
CLASS B SHARES** ($)       660        806      1,077       1,784***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)       260        506        877       1,918

--------------------------------------------------------------------------------
     IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)        626        856      1,103       1,811
--------------------------------------------------------------------------------
CLASS B SHARES ($)         160        506        877       1,784***
--------------------------------------------------------------------------------
CLASS C SHARES ($)         160        506        877       1,918

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. EQUITY FUNDS 64

JPMorgan
  Value Advantage Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide long-term total return from a combination of income and capital gains.

The Fund's Main Investment Strategy
The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o    There is no assurance that the Fund will meet its investment objective.
o    The Fund does not represent a complete investment program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.

--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and have the potential to grow intrinsic value per share. Quality companies generally have a strong competitive position, low business cyclicality, high returns and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers attractively valued.

                                                   JPMORGAN U.S. EQUITY FUNDS 65

JPMorgan
  Value Advantage Fund                                                 CONTINUED

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the

Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk. Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk. Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies, that according to the adviser's estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk. The value of real estate securities in general, and
REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

JPMORGAN U.S. EQUITY FUNDS 66

                                             P R O S P E C T U S NOVEMBER 1 2006

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
--------------------------------------------------------------------------------
The Fund is designed for investors who:
o    are pursuing a long term goal such as retirement
o    want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio
o    want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o    want a fund that pursues market trends or focuses only on particular industries or sectors
o    require regular income or stability of principal
o    are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

The Fund's Past Performance
The Fund commenced operations on 2/28/05. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index will also be included in the performance table. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1    The Fund's fiscal year end is 6/30.

                                                   JPMORGAN U.S. EQUITY FUNDS 67

JPMorgan
  Value Advantage Fund                                                 CONTINUED

Investor Expenses for Class A and Class C Shares
The expenses of Class A and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                            CLASS A SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                     5.25            NONE
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                     NONE**           1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

** Except for purchases of $1 million or more. Please see "Sales Charges --
  Class A Shares."

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                                            CLASS A SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------

Management Fees                                                       0.65              0.65
Distribution (Rule 12b-1) Fees                                        0.25              0.75
Shareholder Service Fees                                              0.25              0.25
Other Expenses1                                                       0.52              0.52
--------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                       1.67              2.17
Fee Waivers and Expense Reimbursements2                              (0.42)            (0.42)
--------------------------------------------------------------------------------------------
Net Expenses2                                                         1.25              1.75

1    "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2    Reflects a written agreement pursuant to which JPMIM, the Fund's
     Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A and Class C Shares
     (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales)
     exceed 1.25% and 1.75%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JPMORGAN U.S. EQUITY FUNDS 68

                                             P R O S P E C T U S NOVEMBER 1 2006

Example
The example below is intended to help you compare the cost of investing in Class
A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

o    $10,000 initial investment,

o    5% return each year, and

o    net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C
Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)         646        985      1,347       2,364
--------------------------------------------------------------------------------
CLASS C SHARES** ($)        278        639      1,126       2,470

--------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)         646        985      1,347       2,364
--------------------------------------------------------------------------------
CLASS C SHARES ($)          178        639      1,126       2,470

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

                                                   JPMORGAN U.S. EQUITY FUNDS 69

JPMorgan
  Value Opportunities Fund

Risk/Return Summary
For a detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 98-105.

The Fund's Objective
The Fund seeks to provide long-term capital appreciation.

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser, JPMIM, invests in companies whose securities are, in the adviser's opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund primarily invests in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
--------------------------------------------------------------------------------
Investors considering the Fund should understand that:
o    There is no assurance that the Fund will meet its investment objective.
o    The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING
--------------------------------------------------------------------------------
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

o    catalysts that could trigger a rise in a stock's price

o    high potential reward compared to potential risk

o    temporary mispricings caused by market overreactions

JPMORGAN U.S. EQUITY FUNDS 70

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal
Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.
--------------------------------------------------------------------------------

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk. Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies, that according to the adviser's estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
--------------------------------------------------------------------------------
The Fund is designed for investors who:
o    are pursuing a long-term goal such as retirement
o    want to add an investment with growth potential to further diversify a portfolio
o    want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o    want a fund that pursues market trends or focuses only on particular industries or sectors
o    require regular income or stability of principal
o    are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 71

JPMorgan
  Value Opportunities Fund                                             CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the
Russell 1000[RegTM] Value Index, a broad-based securities market index, and the
Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by
Lipper.

The performance figures in the bar chart do not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the contingent deferred sales load. Class B Shares convert to Class
A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS*,1
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTAION OF A BAR CHART IN THE PRINTED MATERIAL]

2002                                     -12.54%
2003                                      32.63%
2004                                      17.14%
2005                                       3.66%

BEST QUARTER 2nd quarter, 2003           18.19%
-----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -15.91%

*    On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1    The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 10.83%.

JPMORGAN U.S. EQUITY FUNDS 72

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                               PAST 1 YEAR    LIFE OF FUND
------------------------------------------------------------------------------------------

CLASS A SHARES
Return Before Taxes                                                  (1.77)           7.48
Return After Taxes on Distributions                                  (2.40)           5.04
Return After Taxes on Distributions and Sale of Fund Shares          (0.86)           5.69
------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                  (1.97)           7.52
------------------------------------------------------------------------------------------
CLASS C SHARES1
Return Before Taxes                                                   2.04            8.12
------------------------------------------------------------------------------------------
RUSSELL 1000[REGTM] VALUE INDEX^,2
(Reflects No Deduction for Fees, Expenses or Taxes)                   7.05            8.19
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^,3
(Reflects No Deduction for Taxes)                                     6.26            5.17

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1    Class C Shares began operations on 2/19/05. The performance for the period before Class C Shares began operations is based on the performance of Class
     B Shares of the Fund. The actual returns of Class C Shares would have been different than those shown because Class C Shares have different expenses than Class B Shares.

2    The Russell 1000[RegTM] Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
     Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3    The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^    Investors cannot invest directly in an index.

                                                   JPMORGAN U.S. EQUITY FUNDS 73

JPMorgan
  Value Opportunities Fund                                             CONTINUED

Investor Expenses for Class A, Class B and Class C Shares
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (%) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) When You Buy Shares,
Shown as % of the Offering Price*                                      5.25              NONE              NONE
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Shown as % of Lower
of Original Purchase Price or Redemption Proceeds                      NONE**            5.00              1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges --
  Class A Shares."

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             CLASS A SHARES    CLASS B SHARES      CLASS C SHARES
---------------------------------------------------------------------------------------------------------------

Management Fees                                                        0.50              0.50              0.50
Distribution (Rule 12b-1) Fees                                         0.25              0.75              0.75
Shareholder Service Fees                                               0.25              0.25              0.25
Other Expenses(1)                                                      0.23              0.23              0.23
---------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                        1.23              1.73              1.73
Fee Waivers and Expense Reimbursements(2)                             (0.14)            (0.14)            (0.14)
---------------------------------------------------------------------------------------------------------------
Net Expenses(2)                                                        1.09              1.59              1.59

1    "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2    Effective March 1, 2006, JPMIM, JPMDS and the Fund's Business Manager have a written agreement to waive up to the full amount of their respective fees and/or reimburse expenses to the extent annual operating expenses of Class
     A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses) exceed 1.09%, 1.59% and 1.59%, respectively, of their daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JPMORGAN U.S. EQUITY FUNDS 74

                                             P R O S P E C T U S NOVEMBER 1 2006

Example
The example below is intended to help you compare the cost of investing in Class
A, Class B and Class C Shares with the cost of investing in other mutual funds.
The example assumes:

o    $10,000 initial investment,

o    5% return each year, and

o    net expenses through 10/31/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and
Class C Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)        630        882      1,152       1,924
--------------------------------------------------------------------------------
CLASS B SHARES** ($)       662        831      1,125       1,898***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)       262        531        925       2,029

--------------------------------------------------------------------------------
IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

CLASS A SHARES* ($)        630        882      1,152       1,924
--------------------------------------------------------------------------------
CLASS B SHARES ($)         162        531        925       1,898***
--------------------------------------------------------------------------------
CLASS C SHARES ($)         162        531        925       2,029

*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

***  Reflects conversion of Class B to Class A after they have been owned for eight years.

                                                   JPMORGAN U.S. EQUITY FUNDS 75

The Funds' Management
    and Administration

The Funds, except for the Equity Income Fund, the Equity Index Fund, the Growth
Advantage Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Market
Expansion Index Fund, the Multi-Cap Market Neutral Fund and the Value
Opportunities Fund, are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust. The Equity Income Fund, the Equity Index Fund, the Large Cap Growth Fund,
the Large Cap Value Fund, the Market Expansion Index Fund, the Multi-Cap Market
Neutral Fund, are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust. The Growth Advantage Fund is a series of J.P. Morgan Mutual Fund
Investment Trust, a Massachusetts business trust. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation.
The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call
1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling
Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds' Investment Advisers
J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors
Inc. (JPMIA) are the investment advisers to the Funds and make the day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings
Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan
Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York,
NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/06, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

----------------------------------------------------
FUND                                            %
----------------------------------------------------

Disciplined Equity Fund                         0.22
----------------------------------------------------
Diversified Fund                                0.30
----------------------------------------------------
Equity Income Fund                              0.40
----------------------------------------------------
Equity Index Fund                               0.04
----------------------------------------------------
Growth Advantage Fund                           0.33
----------------------------------------------------
Growth and Income Fund                          0.37
----------------------------------------------------
Large Cap Growth Fund                           0.50
----------------------------------------------------
Large Cap Value Fund                            0.39
----------------------------------------------------
Market Expansion Index Fund                     0.20
----------------------------------------------------
Multi-Cap Market Neutral Fund                   1.10
----------------------------------------------------
U.S. Equity Fund                                0.39
----------------------------------------------------
Value Advantage Fund                            0.25
----------------------------------------------------
Value Opportunities Fund                        0.50

A discussion of the basis the trustees of each trust and the directors of the corporation used in reap-proving the investment advisory agreements for the
Funds is available in the annual or semi-annual report for the most recent fiscal period ended December 31, except that the discussion for the Value
Opportunities Fund is available in the annual report for the most recent fiscal year ended June 30. Going forward, a similar discussion will be included in the semi-annual report for the fiscal period ended December 31 (in the annual report for the fiscal year ended June 30 for the Value Opportunities Fund).

The Portfolio Managers

Disciplined Equity Fund
The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charter-holder, and Raffaele Zingone, Vice President of JPMIM and a
CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A
JPMIM

JPMORGAN U.S. EQUITY FUNDS 76

                                             P R O S P E C T U S NOVEMBER 1 2006

employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A
JPMIM employee since 1991,

Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.

Diversified Fund
Anne Lester, Vice President of JPMIM, is the primary portfolio manager for the
Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson,
Managing Director of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying equity and fixed income strategies. Prior to managing the Diversified Fund, Ms. Lester, an employee since 1992, worked in the Product Development Group. She joined the firm's Milan office in 1992, where she was a fixed income and currency trader and portfolio manager.

Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios. Thomas Luddy, Silvio Tarca, Jeroen Huysinga,
Scott Grimshaw and Timothy Neuman are some of the portfolio managers of the underlying asset allocations. Information with respect to Mr. Luddy is provided hereafter under the heading "U.S. Equity Fund." Silvio Tarca is a Managing
Director of JPMIM and CFA charterholder. Mr. Tarca has been with JPMorgan Chase or its affiliates (or one of its predecessors) since 2000. Prior to managing the
Funds, Mr. Tarca served as a quantitative research analyst in the Emerging
Markets Equity Group. Mr. Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM and its affiliates since 1997. Mr. Grimshaw, CFA charterholder, has been part of the Taxable Bond Team for JPMIM since 2004 and is also a part of the Taxable Bond Team for JPMIA. Prior to his current role,
Mr. Grimshaw served as a senior fixed income analyst and portfolio manager with
JPMIA and its affiliates. Mr. Neumann, Managing Director and a CFA charterholder, is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategies. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986.

Equity Income Fund
Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Clare Hart,
Vice President of JPMIM and CPA, are the portfolio managers for the Equity
Income Fund. Mr. Simon has worked with various affiliates of the adviser since
1980 and has been a portfolio manager since 1986. Ms. Hart has worked as an investment analyst covering the financial services and real estate sectors and joined JPMorgan Chase or its affiliates (or one of its predecessors) in 1999.
Prior to that, Ms. Hart served as an equity research associate covering Real
Estate Investment Trusts for Salomon Smith Barney.

Equity Index Fund
Equity Index Fund is managed by the Quantitative Team which is led by Bala Iyer,
Ph.D., CFA. The Quantitative Team is also responsible for the Market Expansion
Index Fund, among others. Dr. Iyer has served as the director of quantitative research for JPMIA since 1995. Michael Loeffler, CFA, is the portfolio manager responsible for the day-to-day management of the Fund, a position he has held since January 2004. Mr. Loeffler also serves as portfolio manager for the Market
Expansion Index Fund. Mr. Loeffler has been employed by JPMIA since 1999 when he joined as an investment operations analyst.

Growth Advantage Fund
The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing
Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is the
chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr.
Parton has been employed with JPMIM or one of its affiliates since 1986.

Growth and Income Fund
The portfolio management team is led by Jonathan Kendrew Llewelyn Simon and
Clare Hart. Information on Mr. Simon and Ms. Hart is discussed earlier in this prospectus.

JPMORGAN U.S. EQUITY FUNDS 77

The Fund's Management and Administration                               CONTINUED

Large Cap Growth Fund
Christopher Mark Vyvyan Jones and Giri Devulapally are the portfolio managers for the Fund. Information on Mr. Jones is discussed earlier in this prospectus.
Mr. Devulapally is a Vice President of JPMIM and a portfolio manager in the
JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003.
Prior to JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charterholder.

Large Cap Value Fund
Bradford L. Frishberg and Alan Gutmann are the portfolio managers for the Fund.
Mr. Frishberg is a Managing Director of JPMIM since 2001. Mr. Frishberg has worked for JPMIM or one of its affiliates since 1996. Mr. Gutmann has worked at
JPMIA or one of its advisory affiliates since 2003 and is a Vice President.
Prior to joining the JPMorgan investment advisers, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co.
in 2001 and Oppenheimer Capital from 1991 until 2000.

Market Expansion Index Fund
The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D.,
CFA. Michael Loeffler, CFA, is the portfolio manager responsible for the day-to-day management of the Market Expansion Index Fund, a position he has held since January 2004. Information on Dr. Iyer and Mr. Loeffler is discussed earlier in this prospectus.

Multi-Cap Market Neutral Fund
The Fund is managed by Dr. Iyer. Information about Dr. Iyer is discussed earlier in this prospectus. For more information with respect to multi-cap market neutral separately managed accounts, see "JPMorgan Investment Advisors --
Related Performance of Separately Managed Accounts."

U.S. Equity Fund
The portfolio management team is led by Thomas Luddy and includes Susan Bao and
Jacqueline Flake. Mr. Luddy is a Managing Director of JPMIM and a CFA
charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief
Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao is a Vice President of JPMIM and has been an employee of JPMIM since 1997. Ms. Flake is a Managing Director of JPMIM and has been an employee of JPMIM since 1997.

Value Advantage Fund
Jonathan Kendrew Llewelyn Simon, Lawrence E. Playford and Gloria Fu are the
portfolio managers for the Fund. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford, a CFA charterholder and CPA, is also a Vice
President of JPMIM, and has worked for various affiliates of JPMIM since 1993.
Ms. Fu, a Vice President of JPMIM and CFA charterholder, has worked for various affiliates of JPMIM since 2002. Prior to joining JPMIM, Ms. Fu worked as a sell side analyst for Robertson Stephens, Inc. from 2000 to 2002.

Value Opportunities Fund
The portfolio management team is led by Mr. Frishberg and Mr. Gutmann.
Information with respect to both Mr. Frishberg and Mr. Gutmann is discussed earlier in this prospectus.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

The Funds' Administrators
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Value
Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Value
Opportunities Fund's contractual

JPMORGAN U.S. EQUITY FUNDS 78

                                             P R O S P E C T U S NOVEMBER 1 2006

service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equaling 0.175% of average daily net assets of the Fund. During the fiscal year ended June 30, 2006 the Business Manager was paid a fee of 0.081% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $75 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

The Funds' Shareholder Servicing Agent
The trusts and the corporations, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc.
(JPMDS) under which JPMDS has agreed to provide certain support services to the
Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds' Distributor
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries JPMIM, JPMIA, JPMDS and,
from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or
401(k) plan administrators and others, including various affiliates of JPMorgan
Chase, that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JPMORGAN U.S. EQUITY FUNDS 79

How to Do Business
    with the Funds

PURCHASING FUND SHARES

Where can I buy shares?
You may purchase Fund shares:

o    Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the
     Financial Intermediary; or

o    Directly from the Funds through JPMDS.

Who can buy shares?
Class A, Class B and Class C shares may be purchased by the general public.

When can I buy shares?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock
Exchange (NYSE) is closed, including the following holidays: New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00
p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds
Services will accept your order when federal funds, a wire, a check, or
Automated Clearing House (ACH) transaction is received together with a completed
Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the
Financial Intermediary to send your purchase order to the Fund. Your Financial
Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S.
markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order
(including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of

JPMORGAN U.S. EQUITY FUNDS 80
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at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently.
In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds' own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial
Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds' market timing policies and restrictions as uniformly a practicable to account with the Funds, except with respect to the following:

1.   Trades that occur through omnibus accounts at financial intermediaries as described above,

2.   Purchases, redemptions and exchanges made on a systematic basis,

3.   Automatic reinvestments of dividends and distributions,

4.   Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.   Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short
Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund
II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income
Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury &
Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial
Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

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Class A Shares
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales
Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of the original purchase price to
Financial Intermediaries who sell Class B Shares of the Funds.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

Individual purchases of $100,000 or more will be rejected. In addition, effective September 15, 2006, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed
$100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the
Financial Intermediary to determine if an initial or additional purchase of
Class B shares is suitable for you. It is your responsibility to inform your
Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of
Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent,
please read "Sales Charges -- Reducing your Class A Sales Charge."

Class C Shares
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A
Shares. Unlike Class B Shares, Class C Shares are not converted to Class A
Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying
Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

JPMORGAN U.S. EQUITY FUNDS 82
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                                             P R O S P E C T U S NOVEMBER 1 2006

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A
Shares. These fees appear in the table called Annual Operating Expenses for each
Fund.

How much do shares cost?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Boards. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American,
South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds'
Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before
4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See
"Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account
Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open

                                                   JPMORGAN U.S. EQUITY FUNDS 83
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an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The
Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account
Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account
Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to
JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

All checks must be made payable to one of the following:

o    JPMorgan Funds; or

o    The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
(EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call
1-800-480-4111.

Can I purchase shares over the telephone?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

o    Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

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                                             P R O S P E C T U S NOVEMBER 1 2006

o    Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan
     Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
(EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the
Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic
Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least
$100. To establish a Systematic Investment Plan:

o    Select the "Systematic Investment Plan" option on the Account Application.

o    Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling
1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000. You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. Effective September 15,
2006, we will no longer debit your bank account if the Fund has determined that your purchase of Class B shares when aggregated with the value of Class B shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial
Intermediary to designate a different share class for systematic investments.

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the
Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables in the sections below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a
Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds'
Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call
1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge

                                                   JPMORGAN U.S. EQUITY FUNDS 85
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is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

--------------------------------------------------------------------------------
TOTAL SALES CHARGE FOR FUNDS1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SALES
                         CHARGE         SALES
                         AS A %        CHARGE    COMMISSION
                         OF THE        AS A %     AS A % OF
  AMOUNT OF            OFFERING       OF YOUR      OFFERING
PURCHASES                 PRICE    INVESTMENT         PRICE
--------------------------------------------------------------------------------

Less than $50,00  0        5.25          5.54          4.75
--------------------------------------------------------------------------------
$50,000-$99,999            4.50          4.71          4.05
--------------------------------------------------------------------------------
$100,000-$249,99  9        3.50          3.63          3.05
--------------------------------------------------------------------------------
$250,000-$499,99  9        2.50          2.56          2.05
--------------------------------------------------------------------------------
$500,000-$999,99  9        2.00          2.04          1.60
--------------------------------------------------------------------------------
$1,000,000
or more*                   NONE          NONE            **

1    The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*    There is no front-end sales charge for investments of $1 million or more in a Fund.

**   If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Equity Index Fund or JPMorgan Market Expansion Index
     Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any
     Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of JPMorgan Equity Index Fund or JPMorgan Market
     Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of one of those Funds during the first 12 months after purchase. The charges apply unless the
     Distributor receives notice before you invest indicating that your
     Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for
     Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A
     Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the
     Statement of Additional Information for more details.

Reducing Your Class A Sales Charge
The Funds permit you to reduce the initial sales charge you pay on Class A
Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan
Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial
Intermediary or the Funds that you would like to have one or more of the
JPMorgan Funds linked together for purposes of reducing the initial sales charge.

o    Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C
     Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3.   Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is

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                                            P R O S P E C T U S NOVEMBER 1  2006

     deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6.   Single-participant retirement plans of any of the individuals in items (1)
     through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the
JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the
JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3)
the number of shares of the JPMorgan Funds held in an account with a Financial
Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

o    Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a
     Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more
     JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial
     Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the
Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2.   Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.   Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

     o    The JPMorgan Funds.

     o    JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500

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     minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class
     Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.

4.   Bought by employees of:

     o    Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

     o    Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a
          Financial Intermediary or financial institution with respect to sales of Fund shares).

     o    Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     o    Affiliates of JPMorgan Chase and certain accounts (other than IRA
          Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

     o    Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and
          "rabbi trusts."

     o    Financial Intermediaries who have a dealer arrangement with the
          Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial
          Intermediary.

     o    Tuition programs that qualify under Section 529 of the Internal
          Revenue Code.

     o    A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

     o    A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     o    Employer-sponsored health savings accounts established pursuant to
          Section 223 of the Internal Revenue Code.

6.   Bought with proceeds from the sale of Select Class Shares of a JPMorgan
     Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.   Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.   Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund
     (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10.  Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12.  Bought by a "charitable organization" as defined for purposes of Section
     501(c)(3) of the Internal Revenue Code, or by a charitable

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     remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your
Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares
Class B Shares are offered at NAV per share, without any upfront sales charge.
However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

-------------------------------------------------------
YEARS SINCE                CDSC AS A % OF DOLLAR AMOUNT
PURCHASE                   SUBJECT TO CHARGE
-------------------------------------------------------

0-1                        5.00
1-2                        4.00
2-3                        3.00
3-4                        3.00
4-5                        2.00
5-6                        1.00
MORE THAN 6                NONE

The Distributor pays a commission of 4.00% of the original purchase price to
Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the
Class B Shares at the time of conversion, you may receive fewer Class A Shares;
however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of
another, the time you held the shares in each Fund will be added together.

Class C Shares
Class C Shares are offered at NAV per share, without any upfront sales charge.
However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

-------------------------------------------------------
YEARS SINCE                CDSC AS A % OF DOLLAR AMOUNT
PURCHASE                   SUBJECT TO CHARGE
-------------------------------------------------------

0-1                        1.00
AFTER FIRST YEAR           NONE

The Distributor pays a commission of 1.00% of the original purchase price to
Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC is Calculated
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial
Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1.   If you withdraw no more than a specified percentage (as indicated in
     "Redeeming Fund

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     Shares -- Can I redeem on a systematic basis?") of the current balance of a
     Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic
     Withdrawal Plan to take advantage of this waiver. For information on the
     Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2.   Made within one year of a shareholder's death or initial qualification for
     Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.   If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal
     Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.   That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 701/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.   That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6.   That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.   Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.   Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a Sales Charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9.   If the Distributor receives notice before you invest indicating that your
     Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares
No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or
Class C Shares, you must qualify for such waiver. To see if you qualify, call
1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a Distribution Plan under
Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The
Distributor in turn pays all or part of these Rule 12b-1 fees to Financial
Intermediaries that have agreements with the Distributor to sell shares of the
Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Except for the
Value Opportunities Fund, payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.   Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

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2.   Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and
Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial
Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the
Financial Intermediary may also be receiving pursuant to agreements with the
Distributor. From time to time, JPMIM, JPMIA or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan
Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan
Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term
Municipal Bond Fund, and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another
JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond
Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the
JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial
Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?
Exchange requests are processed the same business day they are received, provided:

o    The Fund receives the request by 4:00 p.m. ET.

o    You have contacted your Financial Intermediary, if necessary.

o    All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?
Generally, you will not pay a sales charge on an exchange except as specified in
"Sales Charges -- Class A Shares" or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C
Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

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1.   Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond
     Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.   The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.   If you exchange Class C Shares of one of the Short Term Bond Funds, a new
     CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an
ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00
p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

o    You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

o    You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the

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redemption order. If you have changed your address of record within the previous
30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and the Fund or the Financial
Intermediary accepts your redemption order before 4:00 p.m. ET (or before the
NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by
ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the
Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.   Yes

     o    Select the "Systematic Withdrawal Plan" option on the Account
          Application.

     o    Specify the amount you wish to receive and the frequency of the payments.

     o    You may designate a person other than yourself as the payee.

     o    There is no fee for this service.

2.   If you select this option, please keep in mind that:

     o    It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because
          Class A Shares have an up-front sales charge. If you own Class B or
          Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or
          Class C CDSC will be deducted from those payments unless such payments are made:

     o    Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     o    Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.   The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the
     Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or
     Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.   If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by

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     redeeming some of your shares. This will reduce the amount of your investment.

5.   You cannot have both a Systematic Investment Plan and a Systematic
     Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions
Generally, all redemptions will be for cash. However, if you redeem shares worth
$250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.   To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.   If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional
Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JPMORGAN U.S. EQUITY FUNDS 94
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Shareholder Information

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Diversified, Equity Index, Growth and Income, Growth
Advantage, Large Cap Growth, Large Cap Value, Market Expansion Index, and U.S.
Equity Funds generally distribute any net investment income at least quarterly.
The Equity Income Fund generally distributes any net investment income at least monthly. Multi-Cap Market Neutral, Value Advantage and Value Opportunities Funds
generally distribute any net investment income at least annually. You have three options for your distributions. You may:

o    reinvest all of them in additional Fund shares without a sales charge;

o    take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o    take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a tax year beginning before January 1,
2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each
Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S.
shareholder must meet certain holding period requirements with respect to the
Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions attributable to gain from the sale of master limited partnerships (MLPs) that is characterized as ordinary income under the Internal Revenue Code's recapture provisions will be taxable as ordinary income. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Funds' investments in certain debt obligations and derivative instruments may cause the Funds to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The extent to which a Fund can invest in MLPs is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code. In addition, some amounts received by the Fund with respect to its investments in
MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or if the
Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether

                                                   JPMORGAN U.S. EQUITY FUNDS 95

Shareholder Information                                                CONTINUED

the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

The Funds' investments in derivatives, ETFs, REITs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The dates on which dividends and capital gains will be distributed will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification
Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds.
Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial
Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for statement requests that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a
Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds.
In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the
JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call
1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD
The Funds have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated
Fund officer. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the
JPMorgan Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete

JPMORGAN U.S. EQUITY FUNDS 96

                                             P R O S P E C T U S NOVEMBER 1 2006

schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each of the Funds will disclose the Fund's 10 largest stock portfolio holdings and the percentages that each of these 10 largest stock portfolio holdings represent of the Fund's total assets as of the most recent month end online at
www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the
JPMorgan Funds' website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling
1-800-480-4111. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                                                   JPMORGAN U.S. EQUITY FUNDS 97

Risk and Reward Elements
     for the Funds

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

When-issued and delayed
delivery securities
----------------------------------------------------------------------------------------------------------------------------
o    When a Fund buys securities before   o    The Funds can take advantage of      o    The Funds segregate liquid assets
     issue or for delayed delivery, it         attractive transaction                    to offset leverage risks
     could be exposed to leverage risk         opportunities
     if it does not segregate liquid
     assets

Short-term trading
----------------------------------------------------------------------------------------------------------------------------
o    Increased trading could raise a      o    The Funds could realize gains in a   o    The Funds generally avoid
     Fund's brokerage and related costs        short period of time                      short-term trading, except to take
                                                                                         advantage of attractive or
o    Increased short-term capital gains   o    The Funds could protect against           unexpected opportunities or to meet
     distributions could raise                 losses if a stock is overvalued and       demands generated by shareholder
     shareholders' income tax liability.       its value later falls                     activity
     Such an increase in transaction
     costs and/or tax liability, if not
     offset by gains from short-term
     trading, would reduce a Fund's
     returns.

Real Estate Investment Trusts (REITs)1
-----------------------------------------------------------------------------------------------------------------------------
o    The value of real estate securities  o    A Fund can gain exposure to an       o    A Fund's adviser will carefully
     in general, and REITs in                  additional asset class in order to        evaluate particular REITs before
     particular, are subject to the same       further diversify its assets.             and after investment based on its
     risks as direct investments in real  o    A Fund may receive current income         investment process and will also
     estate and will depend on the value       from its REIT investments.                monitor economic and real estate
     of the underlying properties or the                                                 trends affecting the value of
     underlying loans or interests.       o    If a REIT meets the requirements of       REITs.
                                               the Internal Revenue Code, as
o    The value of these securities will        amended, it will not be taxed on     o    Unless investing in REITs is
     rise and fall in response to many         income it distributes to its              described in its Fund Summary, a
     factors, including economic               shareholders; as a result, more           Fund's investments in REITs will
     conditions, the demand for rental         income can be distributed by the          generally be limited to less than
     property and interest rates. In           REIT.                                     10% of the Fund's assets.
     particular, the value of these
     securities may decline when
     interest rates rise and will also
     be affected by the real estate
     market and by the management of the
     underlying properties.

o    REITs may be more volatile and/or
     more illiquid than other types of
     equity securities.

o    If a REIT fails to distribute its
     required taxable income or to
     satisfy the other requirements of
     REIT status, it would be taxed as a
     corporation, and amounts available
     for distribution to shareholders
     (including a Fund) would be reduced
     by any corporate taxes payable by
     the REIT.

1    REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

JPMORGAN U.S. EQUITY FUNDS 98

                                             P R O S P E C T U S NOVEMBER 1 2006

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

Short selling by Multi-Cap Market Neutral Fund
----------------------------------------------------------------------------------------------------------------------------

o    Short sales may not have the         o    The Fund could make money and        o    The Fund sets aside liquid assets
     intended effects and may result in        protect against losses if                 in segregated or broker accounts to
     losses                                    investment analysis proves correct        cover short positions and offset a
                                                                                         portion of the leverage risk
o    The Fund may not be able to close    o    Short selling may allow the Fund to
     out a short position at a                 implement insights into securities   o    The Fund makes short sales through
     particular time or at an acceptable       it expects to underperform                brokers that the adviser has
     price                                                                               determined to be highly
                                          o    Short selling may allow the Fund to       creditworthy
o    The Fund may not be able to borrow        diversify its holdings across a
     certain securities to sell short,         larger number of securities
     resulting in missed opportunities.

o    Segregated assets and posting
     collateral with respect to short
     sales may limit the Fund's
     investment flexibility

o    Short sales involve leverage risk,
     credit exposure to the brokers that
     execute the short sale and retain
     the proceeds, have no cap on
     maximum losses and gains are
     limited to the price of the stock
     at the time of the short sale

                                                   JPMORGAN U.S. EQUITY FUNDS 99

Risk and Reward Elements
     for the Funds
                                                                       CONTINUED

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

Exchange Traded Funds (ETFs) and other
investment companies
----------------------------------------------------------------------------------------------------------------------------
o    If a Fund invests in shares of       o    Helps to manage smaller cash flows   o    Absent an exemptive order of the
     another investment company,                                                         Securities and Exchange Commission
     shareholders would bear not only     o    Investing in ETFs offers instant          ("SEC"), a Fund's investments in
     their proportionate share of the          exposure to a broad based or more         other investment companies,
     Fund's expenses, but also similar         specific indexes, including those         including ETFs, are subject to the
     expenses of the investment company        relating a broad range of markets,        percentage limitations of the
                                               sectors, geographic regions and           Investment Company Act of 1940
o    The price movement of an ETF may          industries                                ("1940 Act")1
     not track the underlying index,
     market, sector, regions or                                                     o    SEC exemptive orders granted to
     industries and may result in a loss                                                 various iShares funds (which are
                                                                                         ETFs) and other ETFs and their
                                                                                         investment advisers permit each
                                                                                         Fund to invest beyond the 1940 Act
                                                                                         limits, subject to certain terms
                                                                                         and conditions, including a finding
                                                                                         of the Funds' Boards that the
                                                                                         advisory fees charged by the
                                                                                         adviser are for services that are
                                                                                         in addition to, and not duplicative
                                                                                         of, the advisory services provided
                                                                                         to those ETFs

                                                                                    o    A SEC exemptive order permits each
                                                                                         Fund to invest its uninvested cash,
                                                                                         up to 25% of its assets, in one or
                                                                                         more affiliated money market funds
                                                                                         if the adviser waives and/or
                                                                                         reimburses its advisory fee from
                                                                                         the Fund in an amount sufficient to
                                                                                         offset any doubling up of
                                                                                         investment advisory, shareholder
                                                                                         servicing and administrative fees

1    Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

JPMORGAN U.S. EQUITY FUNDS 100

                                             P R O S P E C T U S NOVEMBER 1 2006

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

Derivatives(*,1)
----------------------------------------------------------------------------------------------------------------------------
o    Derivatives such as futures,         o    Hedges that correlate well with      o    The Funds use derivatives, such as
     options, swaps, and forward foreign       underlying positions can reduce or        futures, options, swaps and forward
     currency contracts2 that are used         eliminate losses at low cost              foreign currency contracts for
     for hedging the portfolio or                                                        hedging and for risk management
     specific securities may not fully    o    A Fund could make money and protect       (i.e., to adjust duration or yield
     offset the underlying positions and       against losses if investment              curve exposure or to establish or
     this could result in losses to a          analysis proves correct                   adjust exposure to particular
     Fund that would not have otherwise                                                  securities, markets or currencies);
     occurred                             o    Derivatives that involve leverage         risk management may include
                                               could generate substantial gains at       management of a Fund's exposure
o    A Fund may have difficulty exiting        low cost                                  relative to its benchmark; all
     a derivatives position                                                              Funds except for Disciplined Equity
                                                                                         Fund, Diversified Fund, Large Cap
o    Derivatives used for risk                                                           Value Fund, U.S. Equity Fund and
     management or, for certain Funds,                                                   Value Opportunities Fund, may use
     to increase a Fund's gain may not                                                   derivatives in an effort to produce
     have the intended effects and may                                                   increased income or gain
     result in losses or missed
     opportunities                                                                  o    A Fund only establishes hedges that
                                                                                         it expects will be highly
o    The counterparty to a derivatives                                                   correlated with underlying
     contract could default                                                              positions

o    Derivatives that involve leverage                                              o    While the Funds may use derivatives
     could magnify losses                                                                that incidentally involve leverage,
                                                                                         they do not use them for the
o    Certain types of derivatives                                                        specific purpose of leveraging
     involve costs to a Fund which can                                                   their portfolio
     reduce returns
                                                                                    o    A Fund segregates liquid assets to
o    Segregated assets and collateral                                                    cover its derivatives and offset a
     accounts established in connection                                                  portion of the leverage risk
     with derivatives may limit a Fund's
     investment flexibility

o    Derivatives used for non-hedging
     purposes could cause losses that
     exceed the original investment

o    Derivatives may, for tax purposes,
     affect the character of gain and
     loss realized by a Fund, accelerate
     recognition of income to a Fund,
     affect the holding period of a
     Fund's assets, and defer
     recognition of certain of a Fund's
     losses

*    The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1    The Multi-Cap Market Neutral Fund does not use derivatives.

2    A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                  JPMORGAN U.S. EQUITY FUNDS 101

Risk and Reward Elements
     for the Funds                                                     CONTINUED

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

Securities lending
----------------------------------------------------------------------------------------------------------------------------
o    When a Fund1 lends a security,       o    The Funds may enhance income         o    The adviser maintains a list of
     there is a risk that the loaned           through the investment of the             approved borrowers
     securities may not be returned if         collateral received from the
     the borrower or the lending agent         borrower                             o    The Funds receive collateral equal
     defaults                                                                            to at least 100% of the current
                                                                                         value of the securities loaned plus
o    The collateral will be subject to                                                   accrued interest
     the risks of the securities in
     which it is invested                                                           o    The lending agents indemnify the
                                                                                         Funds against borrower default

                                                                                    o    The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment
                                                                                         to minimize losses

                                                                                    o    Upon recall, the borrower must
                                                                                         return the securities loaned within
                                                                                         the normal settlement period

Master Limited Partnerships (MLPs)
----------------------------------------------------------------------------------------------------------------------------
o    Holders of MLP units have limited    o    MLPs can offer attractive returns    o    A Fund will limit its direct and
     control and voting rights, similar                                                  indirect investments in MLPs to
     to those of a limited partner        o    MLPs may offer more attractive            maintain its status as a registered
                                               yields or potential growth than           investment company
o    An MLP could be taxed, contrary to        comparable equity securities
     its intention, as a corporation,                                               o    Each Fund anticipates that its
     resulting in decreased returns       o    MLPs offer attractive potential           total investments in MLPs will not
                                               performance and opportunities for         exceed 10% of total assets
o    MLPs may, for tax purposes, affect        diversification
     the character of the gain and loss
     realized by a Fund and affect the
     holding period of a Fund's assets

1    The Multi-Cap Market Neutral Fund, the Value Advantage Fund and the Value
     Opportunities Fund do not engage in securities lending.

JPMORGAN U.S. EQUITY FUNDS 102

                                             P R O S P E C T U S NOVEMBER 1 2006

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

Market conditions affecting
equity securities
----------------------------------------------------------------------------------------------------------------------------
o    Each Fund's share price and          o    Stocks have generally outperformed   o    Under normal circumstances each
     performance will fluctuate in             more stable investments (such as          Fund plans to remain fully invested
     response to stock and/or bond             bonds and cash equivalents) over          in accordance with its policies and
     market movements                          the long term                             each Fund may invest uninvested
                                                                                         cash in affiliated money market
o    The market value of convertible      o    With respect to the Diversified           funds; in addition to the
     securities and other debt                 Fund, a diversified, balanced             securities described in the Fund
     securities tends to fall when             portfolio should mitigate the             Summary, equity securities may
     prevailing interest rates rise. The       effects of wide market                    include common stocks, convertible
     value of convertible securities           fluctuations, especially when stock       securities1, preferred stocks2,
     also tends to change whenever the         and bond prices move in different         depositary receipts, (such as
     market value of the underlying            directions                                American Depositary Receipts and
     common or preferred stock                                                           European Depositary Receipts),
     fluctuates.                                                                         trust or partnership interests,
                                                                                         warrants and rights3 and investment
o    Adverse market, economic, political                                                 company securities
     or other conditions may from time
     to time cause a Fund to take                                                   o    Each Fund seeks to limit risk and
     temporary defensive positions that                                                  enhance performance through active
     are inconsistent with its principal                                                 management and/or diversification
     investment strategies and may
     hinder the Fund from achieving its                                             o    During severe market downturns,
     investment objective                                                                each Fund (except the Equity Index
                                                                                         and the Market Expansion Index
o    The Growth and Income Fund is                                                       Funds) has the option of investing
     non-diversified, which means that a                                                 up to 100% of its assets in high
     relatively high percentage of the                                                   quality short-term instruments
     Fund's assets may be invested in a
     limited number of issuers.
     Therefore, its performance may be
     more vulnerable to changes in the
     market value of a single issuer or
     a group of issuers

1 Convertible securities are bonds or preferred stock that can convert to common stock.

2 Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3 Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

                                                  JPMORGAN U.S. EQUITY FUNDS 103

Risk and Reward Elements
     for the Funds
                                                                       CONTINUED

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

Market conditions affecting
debt securities
---------------------------------------------------------------------------------------------------------------------------
o    The value of most debt securities,   o    Most bonds will rise in value when   o    The Funds seek to limit risk and
     including government and agency           interest rates fall                       enhance performance through active
     securities, will fall when interest                                                 management
     rates rise; the longer a security's  o    Debt securities have generally
     maturity and the lower its credit         outperformed money market            o    The adviser monitors interest rate
     quality, the more its value               instruments over the long-term with       trends, as well as geographic and
     typically falls                           less risk than stocks                     demographic information related to
                                                                                         mortgage-backed securities
o    Indebtedness of certain government   o    Mortgage-backed securities can
     issuers whose securities may be           offer attractive returns
     held by the Fund, including the
     well-known Federal National
     Mortgage Association (Fannie Mae)
     and the Federal Home Loan Mortgage
     Corporation (Freddie Mac), is not
     entitled to the full faith and
     credit of the United States and is
     thus subject to the risk of default
     in the payment of interest and/or
     principal like the indebtedness of
     private issuers

o    Mortgage-backed securities
     (securities representing an
     interest in, or secured by, a pool
     of mortgages) involve risk of loss
     due to payments that occur earlier
     or later than expected.

JPMORGAN U.S. EQUITY FUNDS 104

                                             P R O S P E C T U S NOVEMBER 1 2006

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------

Management choices
----------------------------------------------------------------------------------------------------------------------------
o    A Fund could underperform its        o    A Fund could outperform its          o    The adviser focuses its active
     benchmark due to its securities and       benchmark due to these same choices       management on securities selection,
     asset allocation choices                                                            the area where it believes its
                                                                                         commitment to research can most
                                                                                         enhance returns and manage risks in
                                                                                         a consistent way

Foreign investments
----------------------------------------------------------------------------------------------------------------------------
o    Currency exchange rate movements     o    Favorable exchange rate movements    o    The Funds anticipate that total
     could reduce gains or create losses       could generate gains or reduce            foreign investments will not exceed
                                               losses                                    20% of total assets (30% for
o    A Fund could lose money because of                                                  Diversified Fund)
     foreign government actions,          o    Foreign investments, which
     political instability or lack of          represent a major portion of the     o    The Funds actively manage the
     adequate and accurate information         world's securities, offer                 currency exposure of their foreign
                                               attractive potential performance          investments relative to their
o    Currency and investment risks tend        and opportunities for                     benchmarks, and may hedge back into
     to be higher in emerging markets;         diversification                           the U.S. dollar from time to time
     these markets also present higher                                                   (see also "Derivatives"); these
     liquidity and valuation risks        o    Emerging markets can offer higher         currency management techniques may
                                               returns                                   not be available for certain
                                                                                         emerging markets investments

Illiquid holdings
----------------------------------------------------------------------------------------------------------------------------
o    Each Fund could have difficulty      o    These holdings may offer more        o    No Fund may invest more than 15% of
     valuing these holdings precisely          attractive yields or potential            net assets in illiquid holdings
                                               growth than comparable widely
o    Each Fund could be unable to sell         traded securities                    o    To maintain adequate liquidity to
     these holdings at the time or price                                                 meet redemptions, each Fund may
     it desires                                                                          hold high quality short-term
                                                                                         securities (including repurchase
                                                                                         agreements) and, for temporary or
                                                                                         extraordinary purposes, may borrow
                                                                                         from banks up to 331/3% of the
                                                                                         value of its total assets including
                                                                                         drawing on a line of credit

                                                  JPMORGAN U.S. EQUITY FUNDS 105
Financial Highlights                                                   CONTINUED

The financial highlights tables are intended to help you understand each Fund's financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

Class A
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Per share operating performance
                              ------------------------------------------------------------------------------------------------------
                                          Investment operations                                   Distributions
                              ----------------------------------------------- ------------------------------------------------------
                                                     Net realized
                              Net asset     Net     and unrealized
                                value,  investment      gains      Total from     Net       Net
                              beginning   income     (losses) on   investment investment realized Return of      Total    Redemption
                              of period   (loss)     investments   operations   income     gains   Capital   distributions    fees
------------------------------------------------------------------------------------------------------------------------------------

Disciplined Equity Fund
January 1, 2006 through
June 30, 2006 (d)              $15.14     $0.09(f)     $ 0.18       $ 0.27    $ (0.08)   $   --     $ --       $(0.08)      $ --(g)
Year Ended December 31, 2005     14.78      0.13(f)       0.36         0.49      (0.13)       --       --        (0.13)        --
Year Ended December 31, 2004     13.50      0.13          1.30         1.43      (0.15)       --       --        (0.15)        --
Year Ended December 31, 2003     10.54      0.05          2.99         3.04      (0.08)       --       --(g)     (0.08)        --
Year Ended December 31, 2002     14.17      0.07(f)      (3.62)       (3.55)     (0.08)       --       --        (0.08)        --
September 28, 2001 (e) through
December 31, 2001               12.85      0.01(f)       1.39         1.40      (0.08)       --       --        (0.08)        --

Diversified Fund
January 1, 2006 through
June 30, 2006 (d)               14.04      0.14(f)       0.21         0.35      (0.15)       --       --        (0.15)        --
Year Ended December 31, 2005     13.73      0.23(f)       0.32         0.55      (0.24)       --       --        (0.24)        --
Year Ended December 31, 2004     12.79      0.17(f)       0.96         1.13      (0.19)       --       --        (0.19)        --
March 24, 2003 (e) through
December 31, 2003               10.77      0.09(f)       2.06         2.15      (0.13)       --       --        (0.13)        --

Equity Income Fund
Year Ended June 30, 2006         15.57      0.27(f)       0.79         1.06      (0.30)    (4.23)      --        (4.53)        --
Year Ended June 30, 2005         16.60      0.30          1.43         1.73      (0.30)    (2.46)      --        (2.76)        --
Year Ended June 30, 2004         15.00      0.21          2.12         2.33      (0.21)    (0.52)      --        (0.73)        --
Year Ended June 30, 2003         16.30      0.22         (0.82)       (0.60)     (0.22)    (0.48)      --        (0.70)        --
Year Ended June 30, 2002         19.36      0.20         (2.00)       (1.80)     (0.20)    (1.06)      --        (1.26)        --

----------
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from December 31 to June 30.
(e)  Commencement of offering of class of shares.
(f)  Calculated based upon average shares outstanding.
(g)  Amount rounds to less than $0.01.
(h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN U.S. EQUITY FUNDS 106

                                             P R O S P E C T U S NOVEMBER 1 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                              Ratios/Supplemental data
                                   ------------------------------------------------------------------------------
                                                           Ratios to average net assets (a)
                                                  --------------------------------------------------
                   Total       Net assets                 Net            Expenses
Net asset        return        end of                 investment     without waivers,     Portfolio
value, end   (excludes sales    period         Net       income        reimbursements      turnover
of period    charge) (b)(c)    (000's)     expenses     (loss)     and earnings credits   rate (b)
------------------------------------------------------------------------------------------------------------------------------------

   $ 15.33              1.78%    $  1,141       0.85%        1.14%          0.95%                 34%
     15.14              3.33          957       0.87         0.87           1.04                  44
     14.78             10.64        1,847       0.95         1.01           1.67                  49
     13.50             28.96        2,000       0.95         0.74           2.31                  77
     10.54            (25.07)       2,000       0.95         0.60           2.23                  74
     14.17             10.93        2,000       0.95         0.42          11.02(h)              333
     14.24              2.51      140,537       1.14         2.01           1.42                 127
     14.04              4.04      149,015       1.14         1.65           1.30                 214
     13.73              8.94       42,711       1.25         1.32           1.63                 242

     12.79             20.00       46,000       1.25         1.04           1.70                 210
     12.10              7.94      123,680       1.19         2.05           1.21                  21
     15.57             11.18      118,328       1.12         1.93           1.25                  68
     16.60             15.93       89,123       1.24         1.36           1.36                  15
     15.00            (3.32)      86,098       1.24         1.58           1.37                  17
     16.30            (9.89)      95,276       1.24         1.12           1.36                  17

                                                  JPMORGAN U.S. EQUITY FUNDS 107

Financial Highlights                                                   CONTINUED

Class A (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Per share operating performance
                                              --------------------------------------------------------------------------------------
                                                                      Investment operations                   Distributions
                                              -----------------------------------------------    -----------------------------------
                                                                      Net realized
                                              Net asset     Net      and unrealized
                                                value,  investment       gains      Total from      Net        Net
                                              beginning   income      (losses) on   investment  investment  realized      Total
                                              of period   (loss)      investments   operations    income      gains   distributions
------------------------------------------------------------------------------------------------------------------------------------

Equity Index Fund
Year Ended June 30, 2006                        $ 27.12     $ 0.42(h)        $ 1.79     $ 2.21      $(0.43)   $   --         $(0.43)
Year Ended June 30, 2005                          26.06       0.45             1.06       1.51       (0.45)       --          (0.45)
Year Ended June 30, 2004                          22.26       0.28             3.80       4.08       (0.28)       --          (0.28)
Year Ended June 30, 2003                          22.60       0.25            (0.34)     (0.09)      (0.25)       --          (0.25)
Year Ended June 30, 2002                          27.96       0.23            (5.37)     (5.14)      (0.22)       --          (0.22)
Growth Advantage Fund (f)
Period Ended June 30, 2006 (d)                     6.35      (0.01)(h)         0.29       0.28          --        --             --
Year Ended December 31, 2005                       5.74      (0.05)(h)         0.66       0.61          --        --             --
Year Ended December 31, 2004                       4.91      (0.03)(h)         0.86       0.83          --        --             --
Year Ended December 31, 2003                       3.57      (0.04)(h)         1.38       1.34          --        --             --
Year Ended December 31, 2002                       5.06      (0.05)(h)        (1.44)     (1.49)         --        --             --
October 1, 2001 to December 31, 2001 (g)           4.27      (0.01)            0.80       0.79          --        --             --
Year Ended September 30, 2001                     12.51      (0.02)(h)        (8.06)     (8.08)         --     (0.16)         (0.16)
Growth and Income Fund
January 1, 2006 through June 30, 2006 (d)         33.55       0.15 (h)         1.11       1.26       (0.14)       --          (0.14)
JPMORGAN U.S. EQUITY FUNDS
Year Ended December 31, 2005                      33.00       0.23 (h)         0.99       1.22       (0.24)    (0.43)         (0.67)
Year Ended December 31, 2004                      29.18       0.25 (h)         3.81       4.06       (0.24)       --          (0.24)
Year Ended December 31, 2003                      23.31       0.21 (h)         5.88       6.09       (0.22)       --          (0.22)
Year Ended December 31, 2002                      28.83       0.21 (h)        (5.31)     (5.10)      (0.21)    (0.21)         (0.42)
November 1, 2001 through December 31, 2001 (e)    26.95       0.03             1.88       1.91       (0.03)       --          (0.03)
Year Ended October 31, 2001                       40.71       0.19            (8.04)     (7.85)      (0.21)    (5.70)         (5.91)
Large Cap Growth Fund
Year Ended June 30, 2006                          14.96      (0.06)(h)         1.13       1.07          --        --             --
Year Ended June 30, 2005                          14.82       0.01             0.16       0.17       (0.03)       --          (0.03)
Year Ended June 30, 2004                          12.93      (0.04)            1.93       1.89          --        --             --
Year Ended June 30, 2003                          12.62      (0.01)            0.32       0.31          --        --             --
Year Ended June 30, 2002                          17.57      (0.06)           (4.89)     (4.95)         --        --             --

----------

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from December 31 to June 30.
(e)  The Fund changed its fiscal year end from October 31 to December 31.
(f)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.
(g)  The Fund changed its fiscal year end from September 30 to December 31.
(h)  Calculated based upon average shares outstanding.
(i)  Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

JPMORGAN U.S. EQUITY FUNDS 108

                                             P R O S P E C T U S NOVEMBER 1 2006

-------------------------------------------------------------------------------------------------------------
                                                          Ratios/Supplemental data
                              ----------------------------------------------------------------------------
                                                       Ratios to average net assets (a)
                                               -----------------------------------------------
                   Total         Net assets                    Net             Expenses
Net asset        return           end of                  investment      without waivers,      Portfolio
value, end    (excludes sales      period        Net         income         reimbursements       turnover
of period     charge)(b)(c)      (000's)      expenses      (loss)      and earnings credits    rate (b)
-------------------------------------------------------------------------------------------------------------

   $ 28.90               8.19%    $ 451,728        0.45%         1.47%          0.98%                   10%
     27.12               5.80       440,531        0.52          1.61           0.95                    11
     26.06              18.38       487,351        0.60          1.11           0.89                     5
     22.26              (0.28)      423,696        0.60          1.21           0.95                     7
     22.60             (18.46)      452,983        0.60          0.85           0.95                     7
      6.63               4.41        71,538        1.35         (0.37)          1.90                    81
      6.35              10.63        54,737        1.35         (0.81)          1.75                   140
      5.74              16.90        54,000        1.35         (0.61)          1.79                   118
      4.91              37.53        58,000        1.35         (1.05)          1.77                    69
      3.57             (29.45)       53,000        1.35         (1.15)          1.62                    39
      5.06              18.50       101,000        1.35         (0.84)          1.35                   135
      4.27             (65.10)       94,000        1.30         (0.54)          1.30                   159
     34.67               3.76       523,111        1.26          0.85           1.30                    16
     33.55               3.72       543,010        1.24          0.68           1.24                    41(i)
     33.00              13.98       601,100        1.30          0.84           1.41                    44(i)
     29.18              26.27       610,000        1.30          0.83           1.45                    37(i)
     23.31             (17.81)      615,000        1.30          0.81           1.44                    70(i)
     28.83               7.09       876,000        1.30          0.62           1.30                     0(i)
     26.95             (21.50)      833,000        1.30          0.59           1.32                    12(i)
     16.03               7.15       207,103        1.24         (0.36)          1.30                    49
     14.96               1.14       234,983        1.24          0.12           1.34                   112
     14.82              14.62       262,069        1.24         (0.25)          1.36                    46
     12.93               2.46       242,656        1.24         (0.13)          1.48                    60
     12.62             (28.17)      247,732        1.22         (0.37)          1.42                    69

                                                  JPMORGAN U.S. EQUITY FUNDS 109

Financial Highlights                                                   CONTINUED

Class A (continued)
--------------------------------------------------------------------------------

                                                                                           Per share operating performance
                                      ----------------------------------------------------------------------------------------------
                                                      Investment operations                                 Distributions
                                      ---------------------------------------------------------- -----------------------------------
                                                                Net realized
                                       Net asset     Net    and unrealized
                                         value,  investment     gains                 Total from     Net        Net
                                       beginning   income    (losses) on  Redemption  investment investment  realized      Total
                                       of period   (loss)    investments     fees     operations   income      gains   distributions
------------------------------------------------------------------------------------------------------------------------------------

Large Cap Value Fund
Year Ended June 30, 2006                  $15.84      $0.21(g)    $  1.18      $ --      $ 1.39     $(0.22)   $(0.46)       $(0.68)
Year Ended June 30, 2005                   14.47       0.20          1.37        --        1.57      (0.20)                  (0.20)
Year Ended June 30, 2004                   12.16       0.13          2.31        --        2.44      (0.13)       --         (0.13)
Year Ended June 30, 2003                   12.87       0.10         (0.71)       --       (0.61)     (0.10)       --         (0.10)
Year Ended June 30, 2002                   16.28       0.06         (3.25)       --       (3.19)     (0.05)    (0.17)        (0.22)
Market Expansion Index Fund
Year Ended June 30, 2006                   12.05       0.07          1.51        --        1.58      (0.08)    (1.08)        (1.16)
Year Ended June 30, 2005                   10.72       0.05          1.51        --        1.56      (0.05)    (0.18)        (0.23)
Year Ended June 30, 2004                    8.32       0.03          2.39        --        2.42      (0.02)       --         (0.02)
Year Ended June 30, 2003                    8.58       0.02         (0.25)       --       (0.23)     (0.01)    (0.02)        (0.03)
Year Ended June 30, 2002                    8.81       0.01         (0.19)       --       (0.18)     (0.01)    (0.04)        (0.05)
Multi-Cap Market Neutral Fund
Year Ended June 30, 2006                   10.93       0.26          0.28        --(h)     0.54      (0.17)    (0.32)        (0.49)
Year Ended June 30, 2005                   10.61       0.04          0.40        --        0.44         --     (0.12)        (0.12)
Year Ended June 30, 2004                   10.05      (0.05)         0.64        --        0.59         --     (0.03)        (0.03)
JPMORGAN U.S. EQUITY FUNDS
May 23, 2003 (f) to June 30, 2003          10.00         --(h)       0.05        --        0.05         --        --            --
U.S. Equity Fund (i)
January 1, 2006 through June 30, 2006(d)   10.99       0.05(g)       0.29        --        0.34      (0.05)       --         (0.05)
Year Ended December 31, 2005               10.99       0.07(g)       0.16        --        0.23      (0.07)    (0.16)        (0.23)
Year Ended December 31, 2004               10.01       0.08(g)       0.97        --        1.05      (0.07)       --         (0.07)
Year Ended December 31, 2003                7.61       0.04(g)       2.41        --        2.45      (0.05)       --         (0.05)
Year Ended December 31, 2002               10.45       0.03         (2.84)       --       (2.81)     (0.03)       --         (0.03)
June 1, 2001 through December 31, 2001(e)  11.16       0.02(g)      (0.69)       --       (0.67)     (0.02)    (0.02)        (0.04)

----------
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from December 31 to June 30.
(e)  The Fund changed its fiscal year end from May 31 to December 31.
(f)  Commencement of offering of class of shares.
(g)  Calculated based upon average shares outstanding.
(h)  Amount rounds to less than $0.01.
(i)  Prior to the open of business on 12/10/01, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.
(j)  Includes dividend expenses for securities sold short. Dividend expense was
     1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended
     June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003,
     respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 1.50%, 1.50%, 1.50% and
     1.50% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and
     June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 1.92%, 1.86%, 1.85% and
     2.07% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and
     June 30, 2003, respectively.
(k)  Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in the U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of the U.S.
     Equity Portfolio.

JPMORGAN U.S. EQUITY FUNDS 110

                                             P R O S P E C T U S NOVEMBER 1
                                                                            2006

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                       Ratios/Supplemental data
                              -------------------------------------------------------------------------
                                                   Ratios to average net assets (a)
                                             -------------------------------------------
                  Total        Net assets                  Net            Expenses
Net asset        return        end of                 investment     without waivers,     Portfolio
value, end   (excludes sales    period        Net        income        reimbursements      turnover
of period    charge) (b)(c)    (000's)     expenses     (loss)     and earnings credits   rate (b)
-------------------------------------------------------------------------------------------------------

   $ 16.55              8.93%    $ 44,110       1.08%        1.31%          1.11%                 72%
     15.84             10.87       58,488       1.08         1.29           1.21                 112
     14.47             20.14       64,318       1.18         1.01           1.29                  32
     12.16             (4.67)      37,205       1.22         0.87           1.33                  85
     12.87            (19.74)      39,546       1.23         0.43           1.34                 126
     12.47             13.63       75,282       0.66         0.62           0.95                  53
     12.05             14.66       61,153       0.75         0.53           0.94                  64
     10.72             29.16       38,952       0.77         0.35           1.03                  52
      8.32             (2.58)      16,565       0.82         0.35           1.19                  54
      8.58             (2.11)      11,047       0.82         0.18           1.23                  74
     10.98              5.14      190,855       2.60(j)      2.38           3.02(j)              121
     10.93              4.23      197,816       2.39(j)      0.58           2.75(j)              198
     10.61              5.83      114,731       2.38(j)     (0.88)          2.73(j)              257
     10.05              0.50       25,478       2.48(j)     (0.42)          3.05(j)               --
     11.28              3.10      137,548       1.05         0.81           1.12                  85
     10.99              2.11      151,595       1.04         0.69           1.07                  83
     10.99             10.50       52,893       1.05         0.80           1.46                  82
     10.01             32.32       50,000       1.05         0.50           1.54                 101
      7.61            (26.89)      29,000       1.05         0.30           1.44                  83
     10.45             (5.96)      54,000       1.05         0.30           1.44                  48(k)

                                                  JPMORGAN U.S. EQUITY FUNDS 111

                                                  CONTINUED Financial Highlights

Class A (continued)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Per share operating performance
                                                 --------------------------------------------------------------------------------
                                                           Investment operations                           Distributions
                                                  ---------------------------------------   -------------------------------------
                                                                Net realized
                                       Net asset      Net     and unrealized
                                         value,   investment       gains       Total from       Net         Net
                                       beginning    income      (losses) on    investment   investment   realized       Total
                                       of period    (loss)      investments    operations     income       gains    distributions
----------------------------------------------------------------------------------------------------------------------------------

Value Advantage Fund
Period Ended June 30, 2006 (d)            $15.88      $ 0.10(f)       $ 1.19       $ 1.29       $   --     $   --          $   --
March 1, 2005 (e) to December 31, 2005     15.00        0.13(f)         0.99         1.12        (0.06)     (0.18)          (0.24)
Value Opportunities Fund
January 1, 2006 to June 30, 2006 (d)       17.15        0.13            0.67         0.80           --         --              --
Year Ended December 31, 2005               17.00        0.18            0.45         0.63        (0.17)     (0.31)          (0.48)
Year Ended December 31, 2004               16.62        0.15            2.70         2.85        (0.15)     (2.32)          (2.47)
Year Ended December 31, 2003               15.48        0.10            4.86         4.96        (0.10)     (3.72)          (3.82)
Year Ended December 31, 2002               20.86        0.06           (2.63)       (2.57)       (0.06)     (2.75)          (2.81)
Year Ended December 31, 2001*              28.05        0.02           (4.28)       (4.26)       (0.02)     (2.91)          (2.93)

----------

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from December 31 to June 30.
(e)  Commencement of offering of class of shares.
(f)  Calculated based upon average shares outstanding.
*    Audit performed by predecessor audit firm.
N/A  Not applicable

JPMORGAN U.S. EQUITY FUNDS 112

                                             P R O S P E C T U S NOVEMBER 1 2006

-----------------------------------------------------------------------------------------------------------
                                                                Ratios/Supplemental data
                                   ------------------------------------------------------------------------
                                                             Ratios to average net assets (a)
                                                  ------------------------------------------------------
               Total return    Net assets                      Net            Expenses
Net asset   (excludes sales     end of                    investment     without waivers,     Portfolio
value, end       charge)         period                      income        reimbursements      turnover
of period       (b)(c)         (000's)     Net expenses     (loss)     and earnings credits   rate (b)
-----------------------------------------------------------------------------------------------------------

   $ 17.17              8.12%     $77,691           1.25%        1.16%         1.67%                  55%
     15.88              7.46       45,163           1.25         1.02          1.82                   90
     17.95              4.66       77,228           1.10         1.47          1.23                   42
     17.15              3.66       74,797           1.07         1.22          1.17                   70
     17.00             17.14       43,255           1.44         0.88          1.62                   41
     16.62             32.63       39,014           1.41         0.64          1.65                   61
     15.48            (12.54)      31,796           1.46         0.42           N/A                   51
     20.86            (15.31)      51,253           1.39         0.09           N/A                   14

                                                  JPMORGAN U.S. EQUITY FUNDS 113

Financial Highlights                                                   CONTINUED

Class B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Per share operating performance
--------------------------------------------------------------------------------------------------------------------------------
                                                                Investment operations                    Distributions
                                                        -------------------------------------  ---------------------------------
                                                                    Net realized
                                              Net asset     Net    and unrealized
                                                value,  investment      gains      Total from      Net       Net
                                              beginning   income     (losses) on   investment  investment realized     Total
                                              of period   (loss)     investments   operations    income     gains  distributions
--------------------------------------------------------------------------------------------------------------------------------

Diversified Fund
January 1, 2006 through June 30, 2006 (d)       $ 14.03      $0.11(i)     $ 0.21      $  0.32      $(0.12)  $   --       $ (0.12)
Year Ended December 31, 2005                      13.72       0.16(i)       0.32         0.48       (0.17)      --         (0.17)
Year Ended December 31, 2004                      12.79       0.08(i)       0.96         1.04       (0.11)      --         (0.11)
March 24, 2003 (e) through December 31, 2003      10.77       0.03(i)       2.06         2.09       (0.07)      --         (0.07)

Equity Income Fund
Year Ended June 30, 2006                          15.52       0.20(i)       0.80         1.00       (0.24)   (4.23)        (4.47)
Year Ended June 30, 2005                          16.57       0.17          1.44         1.61       (0.20)   (2.46)        (2.66)
Year Ended June 30, 2004                          14.98       0.10          2.12         2.22       (0.11)   (0.52)        (0.63)
Year Ended June 30, 2003                          16.28       0.12         (0.82)       (0.70)      (0.12)   (0.48)        (0.60)
Year Ended June 30, 2002                          19.37       0.06         (2.00)       (1.94)      (0.09)   (1.06)        (1.15)

Equity Index Fund
Year Ended June 30, 2006                          27.01       0.20(i)       1.78         1.98       (0.21)      --         (0.21)
Year Ended June 30, 2005                          25.95       0.17          1.13         1.30       (0.24)      --         (0.24)
Year Ended June 30, 2004                          22.17       0.09          3.78         3.87       (0.09)      --         (0.09)
Year Ended June 30, 2003                          22.50       0.10         (0.34)       (0.24)      (0.09)      --         (0.09)
Year Ended June 30, 2002                          27.83       0.02         (5.33)       (5.31)      (0.02)      --         (0.02)

Growth Advantage Fund (g)
Period Ended June 30, 2006 (d)                     6.08      (0.03)(i)      0.28         0.25          --       --            --
Year Ended December 31, 2005                       5.54      (0.09)         0.63         0.54          --       --            --
Year Ended December 31, 2004                       4.77      (0.07)(i)      0.84         0.77          --       --            --
Year Ended December 31, 2003                       3.49      (0.07)(i)      1.35         1.28          --       --            --
Year Ended December 31, 2002                       4.99      (0.08)(i)     (1.42)       (1.50)         --       --            --
October 1, 2001 to December 31, 2001 (h)           4.22      (0.02)         0.79         0.77          --       --            --
Year Ended September 30, 2001                     12.43      (0.07)(i)     (7.98)       (8.05)         --    (0.16)        (0.16)

Growth and Income Fund
January 1, 2006 through June 30, 2006 (d)         32.95       0.06(i)       1.09         1.15       (0.05)      --         (0.05)
Year Ended December 31, 2005                      32.41       0.05(i)       0.99         1.04       (0.07)   (0.43)        (0.50)
Year Ended December 31, 2004                      28.67       0.10(i)       3.73         3.83       (0.09)      --         (0.09)
Year Ended December 31, 2003                      22.91       0.08(i)       5.78         5.86       (0.10)      --         (0.10)
Year Ended December 31, 2002                      28.32       0.08(i)      (5.21)       (5.13)      (0.07)   (0.21)        (0.28)
November 1, 2001 through December 31, 2001 (f)    26.48       0.01          1.83         1.84          --       --            --
Year Ended October 31, 2001                       40.09       0.02         (7.89)       (7.87)      (0.04)   (5.70)        (5.74)

----------
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from December 31 to June 30.
(e)  Commencement of offering of class of shares.
(f)  The Fund changed its fiscal year end from October 31 to December 31.
(g)  Prior to August 17, 2005, the Fund was named Mid Cap Growth.
(h)  The Fund changed its fiscal year from September 30 to December 31.
(i)  Calculated based upon average shares outstanding.
(j)  Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

JPMORGAN U.S. EQUITY FUNDS 114

                                             P R O S P E C T U S NOVEMBER 1 2006

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                     Ratios/Supplemental data
                              ----------------------------------------------------------------------
                                                 Ratios to average net assets (a)
                                           --------------------------------------------
                Total return   Net assets                  Net             Expenses
Net asset   (excludes sales     end of                investment      without waivers,    Portfolio
value, end       charge)         period         Net      income         reimbursements     turnover
of period        (b)(c)        (000's)     expenses    (loss)      and earnings credits   rate (b)
----------------------------------------------------------------------------------------------------

   $ 14.23              2.24%    $106,044       1.65%        1.49%          1.92%                127%
     14.03              3.49      128,985       1.65         1.16           1.79                 214
     13.72              8.16       13,641       1.93         0.63           2.13                 242
     12.79             19.42       14,000       1.93         0.35           2.20                 210
     12.05              7.43       33,589       1.70         1.51           1.70                  21
     15.52             10.40       56,778       1.79         1.23           1.87                  68
     16.57             15.09       69,716       1.99         0.62           2.01                  15
     14.98             (4.05)      79,963       1.99         0.84           2.02                  17
     16.28            (10.57)     105,010       1.99         0.38           2.01                  17
     28.78              7.35      168,233       1.20         0.72           1.49                  10
     27.01              5.02      246,159       1.27         0.87           1.55                  11
     25.95             17.47      349,686       1.35         0.37           1.55                   5
     22.17             (1.02)     342,599       1.35         0.46           1.60                   7
     22.50            (19.07)     415,408       1.35         0.10           1.60                   7
      6.33              4.11        1,230       2.05        (1.02)          2.40                  81
      6.08              9.75        1,359       2.05        (1.51)          2.24                 140
      5.54             16.14        3,000       2.05        (1.31)          2.29                 118
      4.77             36.68        3,000       2.05        (1.75)          2.33                  69
      3.49            (30.06)       3,000       2.05        (1.85)          2.32                  39
      4.99             18.25        5,000       2.05        (1.53)          2.05                 135
      4.22            (65.30)       6,000       2.00        (1.22)          2.00                 159
     34.05              3.50       28,724       1.76         0.34           1.80                  16
     32.95              3.21       38,820       1.74         0.16           1.74                  41(j)
     32.41             13.38       63,113       1.80         0.32           1.91                  44(j)
     28.67             25.66       76,000       1.80         0.32           2.00                  37(j)
     22.91            (18.21)      85,000       1.80         0.30           1.95                  70(j)
     28.32              6.95      180,000       1.80         0.12           1.80                   0(j)
     26.48            (21.90)     185,000       1.80         0.10           1.82                  12(j)

                                                  JPMORGAN U.S. EQUITY FUNDS 115

Financial Highlights                                                   CONTINUED

Class B (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Per share operating performance
                                      ----------------------------------------------------------------------------------------------
                                                            Investment operations                          Distributions
                                               -------------------------------------------------  ----------------------------------
                                                              Net realized
                                      Net asset     Net     and unrealized
                                        value,  investment       gains                Total from    Net          Net
                                      beginning   income      (losses) on  Redemption investment investment   realized     Total
                                      of period   (loss)      investments     fees    operations   income       gains  distributions
------------------------------------------------------------------------------------------------------------------------------------

Large Cap Growth Fund
Year Ended June 30, 2006                 $13.75     $(0.13)(g)      $ 1.03       $ --     $ 0.90     $   --     $   --    $   --
Year Ended June 30, 2005                  13.69      (0.55)           0.61         --       0.06         --(h)      --        --(h)
Year Ended June 30, 2004                  12.04      (0.15)           1.80         --       1.65         --         --        --
Year Ended June 30, 2003                  11.83      (0.10)           0.31         --       0.21         --         --        --
Year Ended June 30, 2002                  16.60      (0.18)          (4.59)        --      (4.77)        --         --        --
Large Cap Value Fund
Year Ended June 30, 2006                  15.72       0.13 (g)        1.17         --       1.30      (0.14)     (0.46)    (0.60)
Year Ended June 30, 2005                  14.37       0.05            1.42         --       1.47      (0.12)        --     (0.12)
Year Ended June 30, 2004                  12.08       0.03            2.29         --       2.32      (0.03)        --     (0.03)
Year Ended June 30, 2003                  12.78       0.01           (0.70)        --      (0.69)     (0.01)        --     (0.01)
Year Ended June 30, 2002                  16.22      (0.05)          (3.22)        --      (3.27)        --      (0.17)    (0.17)
Market Expansion Index Fund
Year Ended June 30, 2006                  11.89      (0.01)           1.48         --       1.47         --(h)   (1.08)    (1.08)
Year Ended June 30, 2005                  10.61      (0.02)           1.48         --       1.46         --(h)   (0.18)    (0.18)
Year Ended June 30, 2004                   8.27      (0.03)           2.37         --       2.34         --         --        --
Year Ended June 30, 2003                   8.58      (0.03)          (0.26)        --      (0.29)        --      (0.02)    (0.02)
Year Ended June 30, 2002                   8.86      (0.03)          (0.21)        --      (0.24)        --      (0.04)    (0.04)
JPMORGAN U.S. EQUITY FUNDS
Multi-Cap Market Neutral Fund
Year Ended June 30, 2006                  10.76       0.17            0.28         --(h)    0.45      (0.09)     (0.32)    (0.41)
Year Ended June 30, 2005                  10.53      (0.02)           0.37         --       0.35         --      (0.12)    (0.12)
Year Ended June 30, 2004                  10.04      (0.12)           0.64         --       0.52         --      (0.03)    (0.03)
May 23, 2003 (f) to June 30, 2003         10.00      (0.01)           0.05         --       0.04         --         --        --
U.S. Equity Fund
January 1, 2006 through June 30, 2006(d)  10.90       0.02 (g)        0.28         --       0.30      (0.02)        --     (0.02)
Year Ended December 31, 2005              10.90       0.02 (g)        0.16         --       0.18      (0.02)     (0.16)    (0.18)
Year Ended December 31, 2004               9.95         --(g)(h)      0.97         --       0.97      (0.02)        --     (0.02)
Year Ended December 31, 2003               7.58      (0.02)(g)        2.39         --       2.37         --(h)      --        --(h)
Year Ended December 31, 2002              10.43      (0.04)          (2.81)        --      (2.85)        --         --        --
September 10, 2001 (f) through
December 31, 2001 (e)                     9.67      (0.01)(g)        0.79         --       0.78         --    (0.02)      (0.02)

----------
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from December 31 to June 30.
(e)  The Fund changed its fiscal year end from May 31 to December 31.
(f)  Commencement of offering of class of shares.
(g)  Calculated based upon average shares outstanding.
(h)  Amount rounds to less than $0.01.
(i)  Includes dividend expenses for securities sold short. Dividend expense was
     1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended
     June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003,
     respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 2.25%, 2.28%, 2.25% and
     2.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and
     June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 2.42%, 2.47%, 2.55% and
     2.70% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and
     June 30, 2003, respectively.

---
JPMORGAN U.S. EQUITY FUNDS 116

                                             P R O S P E C T U S NOVEMBER 1
                                                                            2006

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                      Ratios/Supplemental data
                              ----------------------------------------------------------------------
                                                 Ratios to average net assets (a)
                                           --------------------------------------------
               Total return    Net assets                  Net            Expenses
Net asset   (excludes sales     end of                investment     without waivers,     Portfolio
value, end       charge)         period       Net        income        reimbursements      turnover
of period        (b)(c)         (000's)    expenses     (loss)     and earnings credits   rate (b)
----------------------------------------------------------------------------------------------------

   $ 14.65              6.55%    $161,461       1.78%       (0.90)%         1.80%                 49%
     13.75              0.46      218,707       1.91        (0.54)          1.95                 112
     13.69             13.70      300,533       1.99        (1.00)          2.01                  46
     12.04              1.78      324,321       1.99        (0.88)          2.13                  60
     11.83            (28.73)     386,175       1.97        (1.13)          2.07                  69
     16.42              8.37       15,437       1.58         0.81           1.61                  72
     15.72             10.22       23,304       1.74         0.61           1.81                 112
     14.37             19.24       27,036       1.93         0.25           1.94                  32
     12.08             (5.36)      19,315       1.97         0.14           1.98                  85
     12.78            (20.32)      23,015       1.98        (0.33)          1.99                 126
     12.28             12.81       28,614       1.40        (0.12)          1.45                  53
     11.89             13.84       26,820       1.44        (0.17)          1.54                  64
     10.61             28.30       22,459       1.52        (0.41)          1.68                  52
      8.27             (3.36)      13,116       1.57        (0.40)          1.82                  54
      8.58             (2.75)      10,368       1.57        (0.56)          1.89                  74
     10.80              4.33       28,129       3.35(i)      1.63           3.52(i)              121
     10.76              3.40       32,280       3.17(i)     (0.28)          3.36(i)              198
     10.53              5.14       29,222       3.13(i)     (1.65)          3.43(i)              257
     10.04              0.40       12,389       3.23(i)     (1.15)          3.68(i)               --
     11.18              2.76       28,469       1.57         0.28           1.62                  85
     10.90              1.62       35,022       1.56         0.16           1.58                  83
     10.90              9.74       24,746       1.75         0.03           1.97                  82
      9.95             31.29       29,000       1.75        (0.20)          2.04                 101
      7.58            (27.31)      11,000       1.75        (0.40)          1.93                  83
     10.43              8.07       19,000       1.75        (0.40)          1.85                  48

                                                  JPMORGAN U.S. EQUITY FUNDS 117

Financial Highlights                                                   CONTINUED

Class B (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Per share operating performance
                                   ------------------------------------------------------------------------------------------

                                                             Investment operations              Distributions
                                               --------------------------------------   -------------------------------------
                                                            Net realized
                                   Net asset       Net     and unrealized
                                     value,    investment      gains       Total from       Net         Net
                                   beginning     income     (losses) on    investment   investment   realized       Total
                                   of period     (loss)      investments   operations     income       gains    distributions
-----------------------------------------------------------------------------------------------------------------------------

Value Opportunities Fund
January 1, 2006 to June 30, 2006(d)   $16.91       $ 0.08         $ 0.67       $ 0.75       $   --     $   --          $   --
Year Ended December 31, 2005           16.77         0.11           0.40         0.51        (0.06)     (0.31)          (0.37)
Year Ended December 31, 2004           16.45         0.02           2.64         2.66        (0.02)     (2.32)          (2.34)
Year Ended December 31, 2003           15.40        (0.01)          4.78         4.77           --      (3.72)          (3.72)
Year Ended December 31, 2002(e)        20.86        (0.08)         (2.63)       (2.71)          --      (2.75)          (2.75)

----------
(a)  Annualized for periods less that one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d)  Effective June 30, 2006, the Fund changed its fiscal year end from December
     31 to June 30.
(e)  Commencement of offering class of shares
N/A  -- not applicable

JPMORGAN U.S. EQUITY FUNDS 118

                                             P R O S P E C T U S NOVEMBER 1 2006

-----------------------------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental data
                                   ------------------------------------------------------------------
                                                     Ratios to average net assets (a)
                                                  --------------------------------------
                 Total return    Net assets                    Net
Net asset    (excludes sales      end of                  investment    Expenses    Portfolio
value, end        charge)          period         Net        income       without    turnover
of period         (b)(c)          (000's)     expenses      (loss)       waivers    rate (b)
---------------------------------------------------------------------------------------------------------------------

    $17.66               4.44%       $9,370        1.60%         0.97%       1.73%          42%
     16.91               3.03         8,233        1.64          0.66        1.73           70
     16.77              16.14           384        2.26          0.15        2.41           41
     16.45              31.56            98        2.14         (0.08)       2.38           61
     15.40             (13.21)           14        2.45         (0.40)        N/A           51

                                                  JPMORGAN U.S. EQUITY FUNDS 119

Financial Highlights                                                   CONTINUED

Class C
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Per share operating performance
                                            ---------------------------------------------------------------------------------------
                                                              Investment operations                       Distributions
                                                        -------------------------------------  ------------------------------------
                                                                    Net realized
                                            Net asset       Net     and unrealized
                                              value,    investment       gains      Total from     Net         Net
                                            beginning     income      (losses) on   investment investment   realized      Total
                                            of period     (loss)      investments   operations   income       gains   distributions
                                            ---------  ---------------------------- ---------------------- ---------- -------------

Diversified Fund
January 1, 2006 through June 30, 2006 (d)      $14.03       $ 0.11(g)      $ 0.21       $ 0.32     $(0.12)    $   --        $ (0.12)
Year Ended December 31, 2005                    13.72         0.16(g)        0.32         0.48      (0.17)        --          (0.17)
Year Ended December 31, 2004                    12.80         0.08(g)        0.95         1.03      (0.11)        --          (0.11)
March 24, 2003 (e) through December 31, 2003    10.77         0.03(g)        2.07         2.10      (0.07)        --          (0.07)
Equity Income Fund
Year Ended June 30, 2006                        15.52         0.21(g)        0.78         0.99      (0.24)     (4.23)         (4.47)
Year Ended June 30, 2005                        16.57         0.22           1.39         1.61      (0.20)     (2.46)         (2.66)
Year Ended June 30, 2004                        14.98         0.09           2.13         2.22      (0.11)     (0.52)         (0.63)
Year Ended June 30, 2003                        16.28         0.11          (0.81)       (0.70)     (0.12)     (0.48)         (0.60)
Year Ended June 30, 2002                        19.36         0.07          (2.00)       (1.93)     (0.09)     (1.06)         (1.15)
Equity Index Fund
Year Ended June 30, 2006                        27.04         0.21(g)        1.78         1.99      (0.22)        --          (0.22)
Year Ended June 30, 2005                        25.99         0.21           1.08         1.29      (0.24)        --          (0.24)
Year Ended June 30, 2004                        22.19         0.09           3.80         3.89      (0.09)        --          (0.09)
Year Ended June 30, 2003                        22.53         0.09          (0.34)       (0.25)     (0.09)        --          (0.09)
JPMORGAN U.S. EQUITY FUNDS
Year Ended June 30, 2002                        27.87         0.03          (5.34)       (5.31)     (0.03)        --          (0.03)
Growth Advantage Fund
May 1, 2006 (e) to June 30, 2006 (d)             6.80        (0.04)(g)      (0.42)       (0.46)        --         --             --
Growth and Income Fund
January 1, 2006 through June 30, 2006 (d)       31.81         0.06(g)        1.05         1.11      (0.06)        --          (0.06)
Year Ended December 31, 2005                    31.33         0.06(g)        0.95         1.01      (0.10)     (0.43)         (0.53)
Year Ended December 31, 2004                    27.74         0.10(g)        3.60         3.70      (0.11)        --          (0.11)
Year Ended December 31, 2003                    22.19         0.08(g)        5.59         5.67      (0.12)        --          (0.12)
Year Ended December 31, 2002                    27.47         0.08(g)       (5.06)       (4.98)     (0.09)     (0.21)         (0.30)
November 1, 2001 through December 31, 2001(f)   25.68         0.01           1.78         1.79         --         --             --
Year Ended October 31, 2001                     39.10       0.05          (7.70)       (7.65)       (0.07)     (5.70)         (5.77)

----------
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  The Fund changed its fiscal year end from December 31 to June 30.
(e)  Commencement of offering of class of shares.
(f)  The Fund changed its fiscal year end from October 31 to December 31.
(g)  Calculated based upon average shares outstanding.
(h)  Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

JPMORGAN U.S. EQUITY FUNDS 120

                                             P R O S P E C T U S NOVEMBER 1 2006

---------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental data
                               --------------------------------------------------------------------------
                                                     Ratios to average net assets (a)
                                              ---------------------------------------------
                   Total        Net assets                   Net             Expenses
Net asset        return          end of                  investment      without waivers,      Portfolio
value, end   (excludes sales      period         Net        income         reimbursements       turnover
of period    charge) (b)(c)     (000's)      expenses      (loss)      and earnings credits    rate (b)
---------------------------------------------------------------------------------------------------------

   $ 14.23              2.24%     $  4,489        1.65%         1.49%           1.92%                 127%
     14.03              3.50         5,314        1.65          1.15            1.79                  214
     13.72              8.10           786        1.93          0.65            2.13                  242
     12.80             19.48         1,000        1.93          0.36            2.20                  210
     12.04              7.36         6,369        1.70          1.54            1.71                   21
     15.52             10.40         7,532        1.74          1.33            1.80                   68
     16.57             15.12         4,244        1.99          0.59            2.01                   15
     14.98             (4.02)        2,639        1.99          0.82            2.02                   17
     16.28            (10.52)        1,645        1.99          0.34            2.01                   17
     28.81              7.36        81,673        1.20          0.72            1.48                   10
     27.04              5.02        94,025        1.27          0.86            1.55                   11
     25.99             17.51       120,502        1.35          0.36            1.54                    5
     22.19             (1.05)      105,797        1.35          0.46            1.60                    7
     22.53            (19.06)      112,262        1.35          0.10            1.60                    7
      6.34             (6.76)           14        2.05         (1.32)           2.37                   81
     32.86              3.50         5,324        1.76          0.34            1.80                   16
     31.81              3.21         5,645        1.74          0.19            1.74                   41(h)
     31.33             13.38         6,027        1.80          0.34            1.91                   44(h)
     27.74             25.64         6,000        1.80          0.32            2.00                   37(h)
     22.19            (18.21)        5,000        1.80          0.31            1.94                   70(h)
     27.47              6.97         7,000        1.80          0.12            1.80                    0(h)
     25.68            (21.89)        7,000        1.80          0.09            1.82                   12(h)

                                                  JPMORGAN U.S. EQUITY FUNDS 121

Financial Highlights                                                   CONTINUED

Class C (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Per share operating performance
                                     -----------------------------------------------------------------------------------------------
                                                              Investment operations                         Distributions
                                                 ------------------------------------------------ ----------------------------------
                                                              Net realized
                                      Net asset    Net       and unrealized
                                        value,  investment       gains                 Total from    Net        Net
                                      beginning   income      (losses) on   Redemption investment investment realized    Total
                                      of period   (loss)       investments     fees    operations   income     gains  distributions
------------------------------------------------------------------------------------------------------------------------------------

Large Cap Growth Fund
Year Ended June 30, 2006                $13.63    $(0.13)(g)     $ 1.03       $ --     $ 0.90        $ --      $   --      $   --
Year Ended June 30, 2005                 13.57     (0.60)          0.66         --       0.06          --(h)       --          --(h)
Year Ended June 30, 2004                 11.93     (0.14)          1.78         --       1.64          --          --          --
Year Ended June 30, 2003                 11.73     (0.09)          0.29         --       0.20          --          --          --
Year Ended June 30, 2002                 16.45     (0.17)         (4.55)        --      (4.72)         --          --          --
Large Cap Value Fund
Year Ended June 30, 2006                 15.69      0.13(g)        1.15         --       1.28       (0.14)      (0.46)      (0.60)
Year Ended June 30, 2005                 14.35      0.09           1.37         --       1.46       (0.12)         --       (0.12)
Year Ended June 30, 2004                 12.06      0.03           2.29         --       2.32       (0.03)         --       (0.03)
Year Ended June 30, 2003                 12.76      0.02          (0.70)        --      (0.68)      (0.02)         --       (0.02)
Year Ended June 30, 2002                 16.20     (0.04)         (3.23)        --      (3.27)         --       (0.17)      (0.17)
Market Expansion Index Fund
Year Ended June 30, 2006                 11.60     (0.01)          1.45         --       1.44          --(h)    (1.08)      (1.08)
Year Ended June 30, 2005                 10.36     (0.02)          1.44         --       1.42          --(h)    (0.18)      (0.18)
Year Ended June 30, 2004                  8.08     (0.04)          2.32         --       2.28          --          --          --
Year Ended June 30, 2003                  8.39     (0.03)         (0.26)        --      (0.29)         --       (0.02)      (0.02)
Year Ended June 30, 2002                  8.66     (0.02)         (0.21)        --      (0.23)         --       (0.04)      (0.04)
JPMORGAN U.S. EQUITY FUNDS
Multi-Cap Market Neutral Fund
Year Ended June 30, 2006                 10.77      0.17           0.27         --(h)    0.44       (0.09)      (0.32)      (0.41)
Year Ended June 30, 2005                 10.53     (0.01)          0.37         --       0.36          --       (0.12)      (0.12)
Year Ended June 30, 2004                 10.04     (0.10)          0.62         --       0.52          --       (0.03)      (0.03)
May 23, 2003 (d) to June 30, 2003        10.00     (0.01)          0.05         --       0.04          --          --          --
U.S. Equity Fund
January 1, 2006 through June 30, 2006(e) 10.90      0.02(g)        0.28         --       0.30       (0.02)         --       (0.02)
Year Ended December 31, 2005             10.90      0.02(g)        0.16         --       0.18       (0.02)      (0.16)      (0.18)
Year Ended December 31, 2004              9.95        --(g)(h)     0.97         --       0.97       (0.02)         --       (0.02)
Year Ended December 31, 2003              7.58     (0.02)(g)       2.39         --       2.37          --(h)       --          --(h)
Year Ended December 31, 2002             10.44     (0.05)         (2.81)        --      (2.86)         --          --          --
September 10, 2001 (d) through
December 31, 2001 (f)                    9.67     (0.01)(g)       0.80         --       0.79          --       (0.02)      (0.02)

----------
(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Commencement of offering of class of shares.
(e)  The Fund changed its fiscal year end from December 31 to June 30.
(f)  The Fund changed its fiscal year end from May 31 to December 31.
(g)  Calculated based upon average shares outstanding.
(h)  Amount rounds to less than $0.01.
(i)  Includes dividend expenses for securities sold short. Dividend expense was
     1.10%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended
     June 30, 2006, June 30, 2005, June 30, 2004 and June 30, 2003,
     respectively. The ratio of net expenses excluding dividend expense for securities sold short to average net assets was 2.25%, 2.26%, 2.25% and
     2.25% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and
     June 30, 2003, respectively. The ratio of expenses without waivers, reimbursements and earnings credits excluding dividend expense for securities sold short to average net assets was 2.42%, 2.46%, 2.55% and
     2.70% for the periods ended June 30, 2006, June 30, 2005, June 30, 2004 and
     June 30, 2003, respectively.

JPMORGAN U.S. EQUITY FUNDS 122

                                             P R O S P E C T U S NOVEMBER 1 2006

---------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental data
                               --------------------------------------------------------------------------
                                                     Ratios to average net assets (a)
                                              ---------------------------------------------
                   Total        Net assets                   Net             Expenses
Net asset        return          end of                  investment      without waivers,      Portfolio
value, end   (excludes sales      period         Net        income         reimbursements       turnover
of period    charge) (b)(c)     (000's)      expenses      (loss)      and earnings credits    rate (b)
---------------------------------------------------------------------------------------------------------

    $14.53              6.60%     $ 11,163        1.78%        (0.89)%          1.81%                  49%
     13.63              0.45        12,179        1.92         (0.55)           1.95                  112
     13.57             13.75        20,271        1.99         (1.00)           2.01                   46
     11.93              1.71        20,715        1.99         (0.87)           2.13                   60
     11.73            (28.69)       22,237        1.97         (1.13)           2.07                   69
     16.37              8.30         4,850        1.58          0.82            1.61                   72
     15.69             10.10         5,678        1.73          0.62            1.80                  112
     14.35             19.27         5,716        1.93          0.25            1.94                   32
     12.06             (5.33)        4,306        1.97          0.13            1.98                   85
     12.76            (20.35)        3,643        1.98         (0.33)           1.99                  126
     11.96             12.88        21,753        1.40         (0.12)           1.45                   53
     11.60             13.80        19,793        1.44         (0.19)           1.54                   64
     10.36             28.22        16,679        1.53         (0.41)           1.68                   52
      8.08             (3.44)       10,698        1.57         (0.40)           1.82                   54
      8.39             (2.69)        6,431        1.56         (0.56)           1.86                   74
     10.80              4.25       200,403        3.35(i)       1.61            3.52(i)               121
     10.77              3.50       243,243        3.15(i)      (0.24)           3.35(i)               198
     10.53              5.14       186,136        3.13(i)      (1.64)           3.40(i)               257
     10.04              0.40        54,094        3.23(i)      (1.16)           3.68(i)                --
     11.18              2.77         9,372        1.57          0.29            1.62                   85
     10.90              1.64        10,257        1.56          0.17            1.58                   83
     10.90              9.74         4,376        1.75          0.04            1.96                   82
      9.95             31.29         5,000        1.75         (0.20)           2.04                  101
      7.58            (27.37)        1,000        1.75         (0.42)           1.93                   83
     10.44              8.18         1,000        1.75         (0.39)           1.85                   48

                                                  JPMORGAN U.S. EQUITY FUNDS 123

Financial Highlights                                                   CONTINUED

Class C (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Per share operating performance
                                          -----------------------------------------------------------------------------------------
                                                             Investment operations                         Distributions
                                                     -------------------------------------   --------------------------------------
                                                                  Net realized
                                          Net asset      Net    and unrealized
                                            value,   investment       gains     Total from       Net         Net
                                          beginning    income      (losses) on  investment   investment   realized       Total
                                          of period    (loss)      investments  operations     income       gains    distributions
----------------------------------------------------------------------------------------------------------------------------------

Value Advantage Fund
Period Ended June 30, 2006 (d)               $15.85       $0.05(f)       $1.20       $1.25       $   --     $   --          $   --
March 1, 2005 (e) to December 31, 2005        15.00        0.06(f)        1.00        1.06        (0.03)     (0.18)          (0.21)
Value Opportunities Fund
January 1, 2006 to June 30, 2006 (d)          16.92        0.08           0.67        0.75           --         --              --
February 23, 2005 (e) to December 31, 2005    16.59        0.10           0.59        0.69        (0.05)     (0.31)          (0.36)

----------
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d) The Fund changed its fiscal year end from December 31 to June 30.
(e) Commencement of offering of class of shares.
(f) Calculated based upon average shares outstanding.

                                                      JPMORGAN U.S. EQUITY FUNDS
---
JPMORGAN U.S. EQUITY FUNDS 124

                                             P R O S P E C T U S NOVEMBER 1
                                                                            2006

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                        Ratios/Supplemental data
                               --------------------------------------------------------------------------
                                                     Ratios to average net assets (a)
                                              ---------------------------------------------
                   Total        Net assets                   Net             Expenses
Net asset        return          end of                  investment      without waivers,      Portfolio
value, end   (excludes sales      period         Net        income         reimbursements       turnover
of period    charge) (b)(c)     (000's)      expenses      (loss)      and earnings credits    rate (b)
---------------------------------------------------------------------------------------------------------

    $17.10              7.89%      $83,777        1.75%         0.64%           2.17%                  55%
     15.85              7.03        55,875        1.75          0.47            2.39                   90
     17.67              4.43         8,011        1.60          0.97            1.73                   42
     16.92              4.16         7,854        1.64          0.67            1.73                   70

                                                  JPMORGAN U.S. EQUITY FUNDS 125

              JPMorgan Investment Advisors -- Related Performance
                 of Separately Managed Market Neutral Accounts

In addition to acting as investment adviser to the Multi-Cap Market Neutral
Fund, JPMIA manages separate accounts pursuant to the market neutral investment strategy. The following table shows the historical performance of all accounts managed by JPMIA, which have substantially similar investment objectives, policies, strategies and risks to the Multi-Cap Market Neutral Fund. In addition, the composite includes the performance of the Fund for the period from its inception on May 23, 2003 through September 30, 2006. This composite is provided to illustrate the past performance of JPMIA in managing substantially similar accounts and the Multi-Cap Market Neutral Fund. However, this composite does not represent the performance of the Multi-Cap Market Neutral Fund. You should not consider this performance data as an indication of future performance of the Multi-Cap Market Neutral Fund or of JPMIA. The accounts that are included in JPMIA's composite other than the Multi-Cap Market Neutral Fund are not subject to the same types of expenses to which the Multi-Cap Market Neutral Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Multi-Cap Market Neutral Fund by the
1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended.
Consequently, the performance results for JPMIA's composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of JPMIA's composite presented below are unaudited. The investment results of JPMIA's composite were not calculated pursuant to the methodology established by the SEC that is used to calculate performance results of the Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Multi-Cap Market Neutral Fund's actual total annual Multi-Cap Market Neutral Fund operating expenses absent any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

Related Performance

                        Adviser's          Merrill Lynch          Merrill Lynch
                      Market Neutral    3-month US Treasury      91 Day Treasury
Calendar Year          Composite(1,2)       Bill Index(3)      (Auction Rate) Index(4)
--------------------------------------------------------------------------------------

2000                        0.88%                 4.42%                   6.36%
2001                        4.71%                 4.42%                   3.64%
2002                        5.08%                 1.80%                   1.68%
2003                        2.28%                 1.15%                   1.05%
2004                        3.38%                 1.33%                   1.44%
2005                        4.11%                 3.07%                   3.35%

JPMORGAN U.S. EQUITY FUNDS 126

                                             P R O S P E C T U S NOVEMBER 1 2006

                                 Adviser's          Merrill Lynch          Merrill Lynch
                              Market Neutral     3-month US Treasury      91 Day Treasury
Annualized Period              Composite(1,2)       Bill Index(3)       (Auction Rate) Index(4)
-----------------------------------------------------------------------------------------------

1 Yr Ended 9/30/06                 4.75%               4.50%                  4.78%
2 Yrs Ended 9/30/06                4.80%               3.56%                  3.82%
3 Yrs Ended 9/30/06                4.34%               2.73%                  2.92%
4 Yrs Ended 9/30/06                2.80%               2.38%                  2.48%
5 Yrs Ended 9/30/06                3.12%               2.30%                  2.35%
Inception (through 9/30/06)        3.82%               3.34%                  3.32%

------------

1    The composite performance represents the total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the total annual fund operating expenses for Class A Shares absent any fee waivers or expense reimbursements.

2    The composite performance contains information from all of the separate accounts managed in a substantially similar manner as the Fund. The composite performance also includes the performance of the Fund for the period from its inception on May 23, 2003 through September 30, 2005.

3    The Merrill Lynch 3-month US Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The adviser changed the Fund's benchmark to this index because it believes the new Fund Benchmark is more closely correlated with total return and is the industry standard. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges is applicable.

4    The Merrill Lynch 91 Day Treasury (Auction Rate) Index is an unmanaged index that reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. The monthly return of this index is based on the assumption that the bill is held to maturity. Therefore, it represents a risk-free total return. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

                                                  JPMORGAN U.S. EQUITY FUNDS 127

                       Appendix A--Legal Proceedings and
                     Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING JPMTII
FUNDS AND FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL
                                     FUNDS

On February 18, 2005, Diversified Fund and U.S. Equity Fund each acquired the assets and liabilities of a series of One Group Mutual Funds (now known as
JPMorgan Trust II). As a result of that acquisition of assets and liabilities, the following disclosure is applicable to any JPMTII Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One
Investment Advisors Corporation ("BOIA"), now known as JPMorgan Investment
Advisors Inc., entered into agreements with the Securities and Exchange
Commission (the "SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of
$50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September
2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States
District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict
Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group
Services Company (the JPMTII Funds' former distributor), Banc One High Yield
Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPMTII and BOIA, certain current and former Trustees and One Group
Mutual Funds, the predecessor to JPMTII. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties,
(iii) unjustly enriched themselves, (iv) breached fund-related contracts, and
(v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees have been dismissed by the United States District Court in
Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition to the lawsuits described above, on August 30, 2005, the
Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan
Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws.
The order generally relates to the same facts that were the subject of the SEC
Order and NYAG settlement discussed above.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

JPMORGAN U.S. EQUITY FUNDS 128

                                             P R O S P E C T U S NOVEMBER 1 2006

Annual and Cumulative Expense Examples
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management
Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June
30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates
as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee
Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity
Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMTII) and JPMorgan U.S. Equity Fund (the successor by merger to the
One Group Diversified Equity Fund and a series of JPMTI) are subject to a
Reduced Rate. The Reduced Rate on various Classes of the Reduced Rate Funds were implemented on September 27, 2004 and will remain in place at least through June
30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net
Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the
Funds and JPMIM and/or its affiliates, as applicable.

                                                  JPMORGAN U.S. EQUITY FUNDS 129

                  Appendix A--Legal Proceedings and Additional
                          Fee and Expense Information                  CONTINUED

Reduced Rate Funds

                                                      Net Expense    Gross Expense
Fund                                        Class        Ratio           Ratio
----------------------------------------------------------------------------------

JPMorgan Equity Income Fund                Class A       1.21%           1.21%
                                           Class B       1.70            1.70
                                           Class C       1.71            1.71
JPMorgan Equity Index Fund                 Class A       0.45            0.98
                                           Class B       1.20            1.49
                                           Class C       1.20            1.48
JPMorgan Large Cap Value Fund              Class A       1.11            1.11
                                           Class B       1.61            1.61
                                           Class C       1.61            1.61
JPMorgan U.S. Equity Fund                  Class A       1.05            1.12
                                           Class B       1.57            1.62
                                           Class C       1.57            1.62

Non-Reduced Rate Funds

                                                      Net Expense    Gross Expense
Fund                                        Class        Ratio           Ratio
----------------------------------------------------------------------------------

JPMorgan Diversified Fund                  Class A       1.14%           1.42%
                                           Class B       1.65            1.92
                                           Class C       1.65            1.92
JPMorgan Large Cap Growth Fund             Class A       1.24            1.30
                                           Class B       1.78            1.80
                                           Class C       1.78            1.81
JPMorgan Market Expansion Fund             Class A       0.82            0.95
                                           Class B       1.45            1.45
                                           Class C       1.45            1.45
JPMorgan Multi-Cap Market Neutral Fund     Class A       2.85            3.02
                                           Class B       3.52            3.52
                                           Class C       3.52            3.52

JPMORGAN U.S. EQUITY FUNDS 130

                                             P R O S P E C T U S NOVEMBER 1 2006

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

o    On 11/1/06, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

o    Your investment has a 5% return each year;

o    The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

o    At the time of purchase, any applicable initial sales charges (loads) are deducted; and

o    There is no sales charge (load) on reinvested dividends.

o    The Reduced Rate for each Reduced Rate Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that
     Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

o    The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if
Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual
Costs."

Your actual costs may be higher or lower than those shown.

                                                  JPMORGAN U.S. EQUITY FUNDS 131

                  Appendix A--Legal Proceedings and Additional
                          Fee and Expense Information                  CONTINUED

JPMorgan Equity Income Fund

                                     Class A                                            Class C1
                    --------------------------------------------     --------------------------------------------
                                 Gross          Net        Net                    Gross          Net         Net
                    Annual    Cumulative    Cumulative    Annual     Annual    Cumulative    Cumulative    Annual
Period Ended         Costs      Return        Return      Return      Costs      Return        Return      Return
-----------------------------------------------------------------------------------------------------------------

October 31, 2007      $642         -0.51%        -1.66%    -1.66%      $174          5.00%         3.29%     3.29%
October 31, 2008       121          4.46          2.07      3.79        180         10.25          6.69      3.29
October 31, 2009       126          9.68          5.94      3.79        185         15.76         10.20      3.29
October 31, 2010       131         15.17          9.95      3.79        192         21.55         13.82      3.29
October 31, 2011       136         20.93         14.12      3.79        198         27.63         17.57      3.29
October 31, 2012       141         26.97         18.44      3.79        204         34.01         21.44      3.29
October 31, 2013       146         33.32         22.93      3.79        211         40.71         25.43      3.29
October 31, 2014       152         39.99         27.59      3.79        218         47.75         29.56      3.29
October 31, 2015       157         46.99         32.43      3.79        225         55.13         33.82      3.29
October 31, 2016       163         54.34         37.45      3.79        233         62.89         38.22      3.29

------------

1    The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for
     Class C Shares for the first year (period ended October 31, 2007) would be as follows:

                                Gross          Net         Net
                    Annual    Cumulative    Cumulative    Annual
                    Costs       Return        Return      Return
                    --------------------------------------------

                     $ 274        4.00%        2.29%       2.29%

                                                                    Class B(1)
                    ----------------------------------------------------------------------------------------------------------------
                                                      Gross Cumulative
                          Annual Costs                    Return                 Net Cumulative Return        Net Annual Return
                    --------------------------  ---------------------------  --------------------------  ---------------------------
                      Without        With        Without         With         Without          With        Without       With
Period Ended        Redemption   Redemption(2)  Redemption    Redemption(2)  Redemption    Redemption(2) Redemption    Redemption(2)
------------------------------------------------------------------------------------------------------------------------------------

October 31, 2007          $173         $673           5.00%         0.00%          3.30%        -1.70%         3.30%        -1.70%
October 31, 2008           179          579          10.25          6.25           6.71          2.71          3.30         -0.57
October 31, 2009           184          484          15.76         12.76          10.23          7.23          3.30          0.49
October 31, 2010           190          490          21.55         18.55          13.87         10.87          3.30          0.58
October 31, 2011           197          397          27.63         25.63          17.63         15.63          3.30          1.54
October 31, 2012           203          303          34.01         33.01          21.51         20.51          3.30          2.45
October 31, 2013           210          210          40.71         40.71          25.52         25.52          3.30          3.30
October 31, 2014           217          217          47.75         47.75          29.66         29.66          3.30          3.30
October 31, 2015           160          160          55.13         55.13          34.57         34.57          3.79          3.79
October 31, 2016           166          166          62.89         62.89          39.67         39.67          3.79          3.79

------------

1 Class B shares automatically convert to Class A shares after eight years.

2 The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JPMORGAN U.S. EQUITY FUNDS 132

                                             P R O S P E C T U S NOVEMBER 1 2006

JPMorgan Equity Index Fund

                                           Class A                                              Class C1
                    ----------------------------------------------------     ---------------------------------------------
                                   Gross          Net           Net                       Gross          Net         Net
                    Annual       Cumulative    Cumulative      Annual        Annual     Cumulative    Cumulative    Annual
Period Ended        Costs          Return        Return        Return        Costs        Return        Return      Return
-------------------------------------------------------------------------------------------------------------------------

October 31, 2007     $569             -0.51%        -0.94%       -0.94%         $122          5.00%        3.80%     3.80%
October 31, 2008       99              4.46          3.04         4.02           156         10.25         7.45      3.52
October 31, 2009      103              9.68          7.19         4.02           162         15.76        11.24      3.52
October 31, 2010      107             15.17         11.49         4.02           168         21.55        15.15      3.52
October 31, 2011      111             20.93         15.98         4.02           173         27.63        19.20      3.52
October 31, 2012      116             26.97         20.64         4.02           180         34.01        23.40      3.52
October 31, 2013      121             33.32         25.49         4.02           186         40.71        27.74      3.52
October 31, 2014      125             39.99         30.53         4.02           192         47.75        32.24      3.52
October 31, 2015      130             46.99         35.78         4.02           199         55.13        36.90      3.52
October 31, 2016      136             54.34         41.24         4.02           206         62.89        41.71      3.52

------------

1 The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class
C Shares for the first year (period ended October 31, 2007) would be as follows:

                                 Gross          Net         Net
                    Annual    Cumulative    Cumulative    Annual
                    Costs       Return        Return      Return
                    --------------------------------------------

                     $ 222       4.00%         2.80%       2.80%

                                                                     Class B(1)
                    -----------------------------------------------------------------------------------------------------------
                                                   Gross Cumulative
                          Annual Costs                  Return             Net Cumulative Return        Net Annual Return
                    -------------------------- -------------------------- -------------------------  --------------------------
                      Without        With       Without        With        Without        With        Without       With
Period Ended        Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2)
-------------------------------------------------------------------------------------------------------------------------------

October 31, 2007          $122         $622          5.00%        0.00%         3.80%       -1.20%        3.80%       -1.20%
October 31, 2008           157          557         10.25         6.25          7.44         3.44          3.51        -0.34
October 31, 2009           163          463         15.76        12.76         11.21         8.21          3.51        0.72
October 31, 2010           169          469         21.55        18.55         15.12        12.12          3.51        0.81
October 31, 2011           175          375         27.63        25.63         19.16        17.16          3.51        1.77
October 31, 2012           181          281         34.01        33.01         23.34        22.34          3.51        2.67
October 31, 2013           187          187         40.71        40.71         27.67        27.67          3.51        3.51
October 31, 2014           194          194         47.75        47.75         32.15        32.15          3.51        3.51
October 31, 2015           132          132         55.13        55.13         37.46        37.46          4.02        4.02
October 31, 2016           137          137         62.89        62.89         42.99        42.99          4.02        4.02

------------

1    Class B shares automatically convert to Class A shares after eight years.

2    The "With  Redemption"  numbers for each period assume that the shareholder redeemed  at the end of the  period  stated  and did not  redeem  in  prior periods.

                                                  JPMORGAN U.S. EQUITY FUNDS 133

                  Appendix A--Legal Proceedings and Additional
                          Fee and Expense Information                  CONTINUED

JPMorgan Large Cap Value Fund

                                           Class A                                               Class C(1)
                     ----------------------------------------------------   -----------------------------------------------------
                                     Gross           Net           Net                      Gross           Net           Net
                      Annual       Cumulative     Cumulative       Annual      Annual     Cumulative     Cumulative      Annual
Period Ended          Costs          Return         Return         Return       Costs       Return         Return        Return
---------------------------------------------------------------------------------------------------------------------------------

October 31, 2007       $632           -0.51%         -1.56%         -1.56%       $164          5.00%          3.39%         3.39%
October 31, 2008        111            4.46           2.26           3.89         169         10.25           6.89          3.39
October 31, 2009        116            9.68           6.24           3.89         175         15.76          10.52          3.39
October 31, 2010        120           15.17          10.38           3.89         181         21.55          14.27          3.39
October 31, 2011        125           20.93          14.67           3.89         187         27.63          18.14          3.39
October 31, 2012        130           26.97          19.13           3.89         193         34.01          22.14          3.39
October 31, 2013        135           33.32          23.76           3.89         200         40.71          26.28          3.39
October 31, 2014        140           39.99          28.58           3.89         207         47.75          30.57          3.39
October 31, 2015        145           46.99          33.58           3.89         214         55.13          34.99          3.39
October 31, 2016        151           54.34          38.78           3.89         221         62.89          39.57          3.39

------------

(1)  The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for
     Class C Shares for the first year (period ended October 31, 2007) would be as follows:

                                 Gross           Net           Net
                    Annual     Cumulative     Cumulative      Annual
                    Costs        Return         Return        Return
                    --------------------------------------------------

                     $264         4.00%          2.39%         2.39%

                                                                    Class B(1)
                    ----------------------------------------------------------------------------------------------------------------
                                                   Gross Cumulative
                          Annual Costs                  Return             Net Cumulative Return        Net Annual Return
                    ------------------------- -------------------------- -------------------------- --------------------------------
                      Without        With         Without        With          Without        With         Without        With
Period Ended        Redemption   Redemption(2)   Redemption   Redemption(2)   Redemption   Redemption(2)  Redemption   Redemption(2)
------------------------------------------------------------------------------------------------------------------------------------

October 31, 2007          $164         $664          5.00%        0.00%         3.39%       -1.61%         3.39%      -1.61%
October 31, 2008           169          569         10.25         6.25          6.89         2.89          3.39       -0.48
October 31, 2009           175          475         15.76        12.76         10.52         7.52          3.39        0.58
October 31, 2010           181          481         21.55        18.55         14.27        11.27          3.39        0.68
October 31, 2011           187          387         27.63        25.63         18.14        16.14          3.39        1.64
October 31, 2012           193          293         34.01        33.01         22.14        21.14          3.39        2.54
October 31, 2013           200          200         40.71        40.71         26.28        26.28          3.39        3.39
October 31, 2014           207          207         47.75        47.75         30.57        30.57          3.39        3.39
October 31, 2015           148          148         55.13        55.13         35.64        35.64          3.89        3.89
October 31, 2016           153          153         62.89        62.89         40.92        40.92          3.89        3.89

------------

(1)  Class B shares automatically convert to Class A shares after eight years.

(2)  The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JPMORGAN U.S. EQUITY FUNDS 134

                                            P R O S P E C T U S NOVEMBER 1 2006

JPMorgan U.S. Equity Fund

                                           Class A                                               Class C(1)
                     ----------------------------------------------------   ---------------------------------------------------
                                    Gross           Net           Net                      Gross           Net           Net
                      Annual     Cumulative     Cumulative       Annual      Annual     Cumulative     Cumulative      Annual
Period Ended           Costs       Return         Return         Return       Costs       Return         Return        Return
------------------------------------------------------------------------------------------------------------------------------

October 31, 2007       $626        -0.51%         -1.51%         -1.51%       $160          5.00%          3.43%         3.43%
October 31, 2008        112         4.46           2.31           3.88         170         10.25           6.93          3.38
October 31, 2009        117         9.68           6.28           3.88         176         15.76          10.54          3.38
October 31, 2010        121        15.17          10.41           3.88         182         21.55          14.28          3.38
October 31, 2011        126        20.93          14.69           3.88         188         27.63          18.14          3.38
October 31, 2012        131        26.97          19.14           3.88         195         34.01          22.13          3.38
October 31, 2013        136        33.32          23.76           3.88         201         40.71          26.26          3.38
October 31, 2014        141        39.99          28.57           3.88         208         47.75          30.53          3.38
October 31, 2015        147        46.99          33.55           3.88         215         55.13          34.94          3.38
October 31, 2016        152        54.34          38.74           3.88         222         62.89          39.50          3.38

------------

(1)  The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for
     Class C Shares for the first year (period ended October 31, 2007) would be as follows:

                                   Gross           Net           Net
                     Annual     Cumulative     Cumulative      Annual
                      Costs       Return         Return        Return
                    -------------------------------------------------

                    $260          4.00%           2.43%         2.43%

                                                                      Class B(1)
                     ------------------------------------------------------------------------------------------------------------
                                                     Gross Cumulative
                            Annual Costs                  Return             Net Cumulative Return        Net Annual Return
                     -------------------------- -------------------------- -------------------------- ---------------------------
                        Without        With        Without        With        Without        With        Without       With
Period Ended          Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2)
---------------------------------------------------------------------------------------------------------------------------------

October 31, 2007         $160          $660          5.00%        0.00%         3.43%       -1.57%         3.43%      -1.57%
October 31, 2008          170           570         10.25         6.25          6.93         2.93          3.38       -0.49
October 31, 2009          176           476         15.76        12.76         10.54         7.54          3.38        0.57
October 31, 2010          182           482         21.55        18.55         14.28        11.28          3.38        0.67
October 31, 2011          188           388         27.63        25.63         18.14        16.14          3.38        1.63
October 31, 2012          195           295         34.01        33.01         22.13        21.13          3.38        2.53
October 31, 2013          201           201         40.71        40.71         26.26        26.26          3.38        3.38
October 31, 2014          208           208         47.75        47.75         30.53        30.53          3.38        3.38
October 31, 2015          149           149         55.13        55.13         35.59        35.59          3.88        3.88
October 31, 2016          155           155         62.89        62.89         40.85        40.85          3.88        3.88

------------

(1)  Class B shares automatically convert to Class A shares after eight years.

(2)  The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

                                                  135 JPMORGAN U.S. EQUITY FUNDS


Appendix A--Legal Proceedings and Additional
  Fee and Expense Information                                          CONTINUED

JPMorgan Diversified Fund

                                           Class A                                               Class C(1)
                     ----------------------------------------------------   ---------------------------------------------------
                                    Gross           Net           Net                      Gross           Net           Net
                      Annual     Cumulative     Cumulative       Annual      Annual     Cumulative     Cumulative      Annual
Period Ended           Costs       Return         Return         Return       Costs       Return         Return        Return
------------------------------------------------------------------------------------------------------------------------------

October 31, 2007       $635        -0.51%         -1.59%         -1.59%       $168          5.00%          3.35%         3.35%
October 31, 2008        142         4.46           1.93           3.58         201         10.25           6.53          3.08
October 31, 2009        147         9.68           5.58           3.58         208         15.76           9.81          3.08
October 31, 2010        153        15.17           9.36           3.58         214         21.55          13.20          3.08
October 31, 2011        158        20.93          13.27           3.58         221         27.63          16.68          3.08
October 31, 2012        164        26.97          17.33           3.58         227         34.01          20.28          3.08
October 31, 2013        170        33.32          21.53           3.58         234         40.71          23.98          3.08
October 31, 2014        176        39.99          25.88           3.58         242         47.75          27.80          3.08
October 31, 2015        182        46.99          30.39           3.58         249         55.13          31.74          3.08
October 31, 2016        188        54.34          35.06           3.58         257         62.89          35.79          3.08

------------

(1)  The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for
     Class C Shares for the first year (period ended October 31, 2007) would be as follows:

                                   Gross           Net           Net
                     Annual     Cumulative     Cumulative      Annual
                      Costs       Return         Return        Return
                    -------------------------------------------------

                    $268          4.00%          2.35%          2.35%

                                                                      Class B(1)
                     ------------------------------------------------------------------------------------------------------------
                                                     Gross Cumulative
                            Annual Costs                  Return             Net Cumulative Return        Net Annual Return
                     -------------------------- -------------------------- -------------------------- ---------------------------
                        Without        With        Without        With        Without        With        Without       With
Period Ended          Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2)
---------------------------------------------------------------------------------------------------------------------------------

October 31, 2007         $168          $668          5.00%        0.00%         3.35%       -1.65%         3.35%      -1.65%
October 31, 2008          201           601         10.25         6.25          6.53         2.53          3.08       -0.79
October 31, 2009          208           508         15.76        12.76          9.81         6.81          3.08        0.26
October 31, 2010          214           514         21.55        18.55         13.20        10.20          3.08        0.35
October 31, 2011          221           421         27.63        25.63         16.68        14.68          3.08        1.31
October 31, 2012          227           327         34.01        33.01         20.28        19.28          3.08        2.22
October 31, 2013          234           234         40.71        40.71         23.98        23.98          3.08        3.08
October 31, 2014          242           242         47.75        47.75         27.80        27.80          3.08        3.08
October 31, 2015          185           185         55.13        55.13         32.38        32.38          3.58        3.58
October 31, 2016          191           191         62.89        62.89         37.11        37.11          3.58        3.58

------------

(1)  Class B shares automatically convert to Class A shares after eight years.

(2)  The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

136 JPMORGAN U.S. EQUITY FUNDS

                                            P R O S P E C T U S NOVEMBER 1 2006

JPMorgan Large Cap Growth Fund

                                           Class A                                               Class C(1)
                     ----------------------------------------------------   ---------------------------------------------------
                                    Gross           Net           Net                      Gross           Net           Net
                      Annual     Cumulative     Cumulative       Annual      Annual     Cumulative     Cumulative      Annual
Period Ended           Costs       Return         Return         Return       Costs       Return         Return        Return
------------------------------------------------------------------------------------------------------------------------------

October 31, 2007       $645        -0.51%         -1.69%         -1.69%       $181          5.00%          3.22%         3.22%
October 31, 2008        130         4.46           1.95           3.70         190         10.25           6.51          3.19
October 31, 2009        135         9.68           5.72           3.70         196         15.76           9.91          3.19
October 31, 2010        140        15.17           9.63           3.70         202         21.55          13.42          3.19
October 31, 2011        145        20.93          13.69           3.70         209         27.63          17.03          3.19
October 31, 2012        151        26.97          17.90           3.70         215         34.01          20.77          3.19
October 31, 2013        156        33.32          22.26           3.70         222         40.71          24.62          3.19
October 31, 2014        162        39.99          26.78           3.70         229         47.75          28.60          3.19
October 31, 2015        168        46.99          31.47           3.70         236         55.13          32.70          3.19
October 31, 2016        174        54.34          36.34           3.70         244         62.89          36.93          3.19

------------

(1)  The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for
     Class C Shares for the first year (period ended October 31, 2007) would be as follows:

                                   Gross           Net           Net
                     Annual     Cumulative     Cumulative      Annual
                      Costs       Return         Return        Return
                    -------------------------------------------------

                     $  281        4.00%          2.22%         2.22%

                                                                      Class B(1)
                     ------------------------------------------------------------------------------------------------------------
                                                     Gross Cumulative
                            Annual Costs                  Return             Net Cumulative Return        Net Annual Return
                     -------------------------- -------------------------- -------------------------- ---------------------------
                        Without        With        Without        With        Without        With        Without       With
Period Ended          Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2)
---------------------------------------------------------------------------------------------------------------------------------

October 31, 2007         $181          $681          5.00%        0.00%         3.22%       -1.78%         3.22%      -1.78%
October 31, 2008          189           589         10.25         6.25          6.52         2.52          3.20       -0.68
October 31, 2009          195           495         15.76        12.76          9.93         6.93          3.20        0.38
October 31, 2010          201           501         21.55        18.55         13.45        10.45          3.20        0.47
October 31, 2011          207           407         27.63        25.63         17.08        15.08          3.20        1.44
October 31, 2012          214           314         34.01        33.01         20.83        19.83          3.20        2.35
October 31, 2013          221           221         40.71        40.71         24.69        24.69          3.20        3.20
October 31, 2014          228           228         47.75        47.75         28.68        28.68          3.20        3.20
October 31, 2015          170           170         55.13        55.13         33.44        33.44          3.70        3.70
October 31, 2016          177           177         62.89        62.89         38.38        38.38          3.70        3.70

------------

(1)  Class B shares automatically convert to Class A shares after eight years.

(2)  The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

                                                  137 JPMORGAN U.S. EQUITY FUNDS


Appendix A--Legal Proceedings and Additional
  Fee and Expense Information                                          CONTINUED

JPMorgan Market Expansion Index Fund

                                           Class A                                               Class C(1)
                     ----------------------------------------------------   ---------------------------------------------------
                                    Gross           Net           Net                      Gross           Net           Net
                      Annual     Cumulative     Cumulative       Annual      Annual     Cumulative     Cumulative      Annual
Period Ended           Costs       Return         Return         Return       Costs       Return         Return        Return
------------------------------------------------------------------------------------------------------------------------------

October 31, 2007       $604        -0.51%         -1.29%         -1.29%       $148          5.00%          3.55%         3.55%
October 31, 2008         96         4.46           2.71           4.05         153         10.25           7.23          3.55
October 31, 2009        100         9.68           6.87           4.05         158         15.76          11.03          3.55
October 31, 2010        104        15.17          11.20           4.05         164         21.55          14.97          3.55
October 31, 2011        108        20.93          15.70           4.05         170         27.63          19.06          3.55
October 31, 2012        112        26.97          20.39           4.05         176         34.01          23.28          3.55
October 31, 2013        117        33.32          25.26           4.05         182         40.71          27.66          3.55
October 31, 2014        121        39.99          30.33           4.05         188         47.75          32.19          3.55
October 31, 2015        126        46.99          35.61           4.05         195         55.13          36.88          3.55
October 31, 2016        131        54.34          41.10           4.05         202         62.89          41.74          3.55

------------

(1)  The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for
     Class C Shares for the first year (period ended October 31, 2007) would be as follows:

                                   Gross           Net           Net
                     Annual     Cumulative     Cumulative      Annual
                      Costs       Return         Return        Return
                    -------------------------------------------------

                    $248           4.00%          2.55%         2.55%

                                                                      Class B(1)
                     ------------------------------------------------------------------------------------------------------------
                                                     Gross Cumulative
                            Annual Costs                  Return             Net Cumulative Return        Net Annual Return
                     -------------------------- -------------------------- -------------------------- ---------------------------
                        Without        With        Without        With        Without        With        Without       With
Period Ended          Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2)
---------------------------------------------------------------------------------------------------------------------------------

October 31, 2007         $148          $648          5.00%        0.00%         3.55%       -1.45%         3.55%      -1.45%
October 31, 2008          153           553         10.25         6.25          7.23         3.23          3.55       -0.31
October 31, 2009          158           458         15.76        12.76         11.03         8.03          3.55        0.75
October 31, 2010          164           464         21.55        18.55         14.97        11.97          3.55        0.85
October 31, 2011          170           370         27.63        25.63         19.06        17.06          3.55        1.81
October 31, 2012          176           276         34.01        33.01         23.28        22.28          3.55        2.71
October 31, 2013          182           182         40.71        40.71         27.66        27.66          3.55        3.55
October 31, 2014          188           188         47.75        47.75         32.19        32.19          3.55        3.55
October 31, 2015          128           128         55.13        55.13         37.54        37.54          4.05        4.05
October 31, 2016          133           133         62.89        62.89         43.11        43.11          4.05        4.05

------------

(1)  Class B shares automatically convert to Class A shares after eight years.

(2)  The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

138 JPMORGAN U.S. EQUITY FUNDS


                                            P R O S P E C T U S NOVEMBER 1 2006

JPMorgan Multi-Cap Market Neutral Fund

                                           Class A                                               Class C(1)
                     ----------------------------------------------------   ---------------------------------------------------
                                    Gross           Net           Net                      Gross           Net           Net
                      Annual     Cumulative     Cumulative       Annual      Annual     Cumulative     Cumulative      Annual
Period Ended           Costs       Return         Return         Return       Costs       Return         Return        Return
------------------------------------------------------------------------------------------------------------------------------

October 31, 2007       $798        -0.51%         -3.21%         -3.21%       $355          5.00%          1.48%         1.48%
October 31, 2008        295         4.46          -1.30           1.98         360         10.25           2.98          1.48
October 31, 2009        301         9.68           0.66           1.98         365         15.76           4.51          1.48
October 31, 2010        307        15.17           2.65           1.98         371         21.55           6.05          1.48
October 31, 2011        313        20.93           4.68           1.98         376         27.63           7.62          1.48
October 31, 2012        319        26.97           6.76           1.98         382         34.01           9.22          1.48
October 31, 2013        326        33.32           8.87           1.98         387         40.71          10.83          1.48
October 31, 2014        332        39.99          11.03           1.98         393         47.75          12.47          1.48
October 31, 2015        339        46.99          13.22           1.98         399         55.13          14.14          1.48
October 31, 2016        345        54.34          15.47           1.98         405         62.89          15.83          1.48

------------

(1)  The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for
     Class C Shares for the first year (period ended October 31, 2007) would be as follows:

                                     Gross           Net           Net
                      Annual      Cumulative     Cumulative      Annual
                       Costs        Return         Return        Return
                    ---------------------------------------------------

                    $455             4.00%          0.48%         0.48%

                                                                      Class B(1)
                     ------------------------------------------------------------------------------------------------------------
                                                     Gross Cumulative
                            Annual Costs                  Return             Net Cumulative Return        Net Annual Return
                     -------------------------- -------------------------- -------------------------- ---------------------------
                        Without        With        Without        With        Without        With        Without       With
Period Ended          Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2) Redemption   Redemption(2)
---------------------------------------------------------------------------------------------------------------------------------

October 31, 2007         $355          $855          5.00%        0.00%         1.48%       -3.52%         1.48%      -3.52%
October 31, 2008          360           760         10.25         6.25          2.98        -1.02          1.48       -2.46
October 31, 2009          365           665         15.76        12.76          4.51         1.51          1.48       -1.43
October 31, 2010          371           671         21.55        18.55          6.05         3.05          1.48       -1.39
October 31, 2011          376           576         27.63        25.63          7.62         5.62          1.48       -0.41
October 31, 2012          382           482         34.01        33.01          9.22         8.22          1.48        0.55
October 31, 2013          387           387         40.71        40.71         10.83        10.83          1.48        1.48
October 31, 2014          393           393         47.75        47.75         12.47        12.47          1.48        1.48
October 31, 2015          343           343         55.13        55.13         14.70        14.70          1.98        1.98
October 31, 2016          350           350         62.89        62.89         16.97        16.97          1.98        1.98

------------

(1)  Class B shares automatically convert to Class A shares after eight years.

(2)  The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

                                                  139 JPMORGAN U.S. EQUITY FUNDS

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

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

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

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

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies.
They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that
Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except Equity Income Fund,
Equity Index Fund, Growth Advantage Fund, Market Expansion Index Fund, Large Cap
Growth Fund, Large Cap Value Fund, Multi-Cap Market Neutral Fund and Value
Opportunities Fund is 811-21295

Investment Company Act File No. for Growth Advantage Fund is 811-5526

Investment Company Act File No. for Value Opportunities Fund is 811-4321

The Investment Company Act File No. for Equity Income Fund, Equity Index Fund,
Market Expansion Index Fund, Large Cap Growth Fund, Large Cap Value Fund and
Multi-Cap Market Neutral Fund is 811-4236

(C)JPMorgan Chase & Co. All Rights Reserved. November 2006.

PR-LMIABC-1106

[LOGO] JPMorgan
       Asset Management

                          PROSPECTUS NOVEMBER 1, 2006

JPMorgan
U.S. Equity

Funds
Institutional Class Shares

JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Mid Cap Value Fund*
JPMorgan Small Cap Growth Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund*
JPMorgan Value Advantage Fund
JPMorgan Value Opportunities Fund

* Closed to new investors. Additional and new investments are permitted as described in the section entitled "How to Do Business with the
  Funds -- Purchasing Fund Shares."

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


CONTENTS

JPMorgan Disciplined Equity Fund                          1
-----------------------------------------------------------
JPMorgan Diversified Fund                                 6
-----------------------------------------------------------
JPMorgan Mid Cap Value Fund                              13
-----------------------------------------------------------
JPMorgan Small Cap Growth Fund                           19
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JPMorgan U.S. Equity Fund                                24
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JPMorgan U.S. Small Company Fund                         30
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JPMorgan Value Advantage Fund                            35
-----------------------------------------------------------
JPMorgan Value Opportunities Fund                        39
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The Funds' Management and Administration                 44
-----------------------------------------------------------
How to Do Business with the Funds                        48
-----------------------------------------------------------
     Purchasing Fund Shares                              48
-----------------------------------------------------------
     Networking and Sub-Transfer Agency Fees             52
-----------------------------------------------------------

     Exchanging Fund Shares                              53
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     Redeeming Fund Shares                               53
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Shareholder Information                                  56
-----------------------------------------------------------
     Distributions and Taxes                             56
-----------------------------------------------------------
     Shareholder Statements and Reports                  57
-----------------------------------------------------------
     Availability of Proxy Voting Record                 57
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     Portfolio Holdings Disclosure                       57
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Risk and Reward Elements for the Funds                   59
-----------------------------------------------------------
Financial Highlights                                     66
-----------------------------------------------------------
Appendix A--Legal Proceedings and
Additional Fee and Expense Information                   70
-----------------------------------------------------------
How To Reach Us                                  Back Cover
-----------------------------------------------------------


JPMorgan
 Disciplined Equity Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in the common stocks of large-
and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:

o There is no assurance that the Fund will meet its investment objective.

o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along

                                                   JPMORGAN U.S. EQUITY FUNDS 1

JPMorgan
 Disciplined Equity Fund                                               CONTINUED

with attractive valuation, the adviser often considers a number of other criteria:

o catalysts that could trigger a rise in a stock's price

o high perceived potential reward compared to perceived potential risk

o possible temporary mispricings caused by apparent market overreactions

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add a broadly diversified investment that closely matches the benchmark in risk characteristics

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 2

                                                      PROSPECTUS NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the
Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)

[The following was represented by a bar graph in the printed document]

1998     32.35%
1999     18.32%
2000    -10.87%
2001    -11.71%
2002    -24.76%
2003     29.60%
2004     11.23%
2005      3.84%

BEST QUARTER 4th quarter, 1998        22.85%
--------------------------------------------
WORST QUARTER 3rd quarter, 1998      -17.74%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class
  Shares).

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 7.75%.

                                                    JPMORGAN U.S. EQUITY FUNDS 3

JPMorgan
 Disciplined Equity Fund                                               CONTINUED

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(*,1)

                                                                     PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND
                                                                 ---------------   ----------------   ---------------

 INSTITUTIONAL CLASS SHARES
 Return Before Taxes                                                      3.84             (0.11)              6.97
 Return After Taxes on Distributions                                      3.64             (0.39)              6.27
 Return After Taxes on Distributions and Sale of Fund Shares              2.75             (0.21)              5.73
---------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX(^,2)
 (Reflects No Deduction for Fees, Expenses or Taxes)                      4.91              0.54               6.98
---------------------------------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX(^,3)
 (Reflects No Deduction for Taxes)                                        5.72             (0.39)              6.04
---------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class
  Shares).

1 The Fund commenced operations on 1/3/97. Performance for the indexes is from
  1/31/97.

2 The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
  Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3 The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

JPMORGAN U.S. EQUITY FUNDS 4

                                                      PROSPECTUS NOVEMBER 1 2006

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

Management Fees                                   0.25
Distribution (Rule 12b-1) Fees                    NONE
Shareholder Service Fees                          0.10
Other Expenses(1)                                 0.19
------------------------------------------------------
Total Annual Operating Expenses                   0.54
Fee Waivers and Expense Reimbursements(2)        (0.09)
-------------------------------------------------------
Net Expenses(2)                                   0.45
-------------------------------------------------------

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares
  (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales)
  exceed 0.45% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class
Shares and your actual costs may be higher or lower.

------------------------------------------------------------------------------------------
                                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                  -----------   ------------   ------------   ------------

YOUR COST ($)
(with or without redemption)             46            164            293            668
------------------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 5

JPMorgan
 Diversified Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

The Fund's Main Investment Strategy
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

o 30%-60% medium- and large-cap U.S. equity securities

o 25%-50% U.S. and foreign fixed income securities

o 0%-20% foreign equity securities

o 0%-20% small-cap U.S. equity securities

The adviser, JPMorgan Investment Management Inc. (JPMIM), may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, and mortgage "dollar rolls." Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

At least 75% of the Fund's bonds must be rated investment grade by Moody's
Investors Service (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The
Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and
Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future dates.

In addition to purchasing securities directly, the Fund may purchase shares of other JPMorgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:

o There is no assurance that the Fund will meet its investment objective.

o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

JPMORGAN U.S. EQUITY FUNDS 6

                                                      PROSPECTUS NOVEMBER 1 2006

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

Investment Process
Within its asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the
Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk" meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Foreign Securities Risk. To the extent that the Fund invests in foreign securities, investments in foreign securities may be riskier than investments in
U.S. securities. These risks include political and economic risks, greater volatility, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the
Fund's investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may also be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Smaller Cap Company Risk. Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

                                                    JPMORGAN U.S. EQUITY FUNDS 7

JPMorgan
 Diversified Fund                                                      CONTINUED

Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investment Company Risk. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the
Fund's expenses, but also similar expenses of the investment company.

Interest Rate and Credit Risk. The value of the Fund's debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's inancial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.

High Yield Securities Risk. The Fund may also invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

Mortgage-Backed Securities Risk. The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the
Fund may be more volatile than if it did not hold these securities.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Government Agency Securities Risk. Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home
Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

JPMORGAN U.S. EQUITY FUNDS 8

                                                      PROSPECTUS NOVEMBER 1 2006

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

                                                    JPMORGAN U.S. EQUITY FUNDS 9

JPMorgan
 Diversified Fund                                                      CONTINUED

The Fund's Past Performance This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years.
This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the
Lipper Balanced Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper. The
Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of S&P 500 (60%) and Lehman
Brothers Aggregate Bond (40%) indexes. In the past, the Fund Benchmark consisted of the S&P 500 (52%), Russell 2000[RegTM] (3%), Salomon Smith Barney Broad
Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI)
Europe, Australia and Far East (10%) indexes ("Former Fund Benchmark"). A comparison of the Fund's performance to the Fund's Former Benchmark is also presented in the table. The adviser believes that the new Fund Benchmark is more appropriate because it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)

[The following was represented by a bar graph in the printed document]

1996     13.68%
1997     18.89%
1998     18.60%
1999     14.23%
2000     -3.97%
2001     -5.54%
2002    -13.00%
2003     21.20%
2004      9.55%
2005      4.54%
--------------------------------------------------------------------------------

BEST QUARTER 4th quarter, 1998       13.48%
-------------------------------------------
WORST QUARTER 3rd quarter, 2002     -10.95%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date
  Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/96.

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 6.95%.

JPMORGAN U.S. EQUITY FUNDS 10

                                                      PROSPECTUS NOVEMBER 1 2006

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                   PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS
                                                                   -----------      ------------       -------------

 INSTITUTIONAL CLASS SHARES
 Return Before Taxes                                                      4.54              2.67                7.21
 Return After Taxes on Distributions                                      4.02              2.03                5.56
 Return After Taxes on Distributions and Sale of Fund Shares              3.22              1.94                5.31
--------------------------------------------------------------------------------------------------------------------
 FUND BENCHMARK(^,1)
 (Reflects No Deduction for Fees, Expenses or Taxes)                      4.00              2.99                8.25
--------------------------------------------------------------------------------------------------------------------
 FORMER FUND BENCHMARK(^,1)
 (Reflects No Deduction for Fees, Expenses or Taxes)                      5.03              3.39                8.12
--------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX(^,2)
 (Reflects No Deduction for Fees, Expenses or Taxes)                      4.91              0.54                9.07
--------------------------------------------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX(^,3)
 (Reflects No Deduction for Taxes)                                        5.20              3.51                7.58
--------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date
  Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/96.

1 The performance of this benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2 The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
  Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3 The performance of the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

                                                   JPMORGAN U.S. EQUITY FUNDS 11

JPMorgan
 Diversified Fund                                                      CONTINUED

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

Management Fees                                              0.55
Distribution (Rule 12b-1) Fees                               NONE
Shareholder Service Fees                                     0.10
Other Expenses(1)                                            0.37
-----------------------------------------------------------------
Total Annual Operating Expenses                              1.02
Fee Waivers and Expense Reimbursements(2)                   (0.37)
-----------------------------------------------------------------
Net Expenses(2)                                              0.65
-----------------------------------------------------------------

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 0.65% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Institutional Class Shares with

the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional
Class Shares and your actual costs may be higher or lower.

------------------------------------------------------------------------------------------
                                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                  -----------   ------------   ------------   ------------

YOUR COST ($)
(with or without redemption)             66            288            527           1,214
------------------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 12

JPMorgan
 Mid Cap Value Fund

Currently, the Fund is publicly offered on a limited basis. (See "Purchasing
Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks growth from capital appreciation.

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund's investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Directors may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:

o There is no assurance that the Fund will meet its investment objective.

o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers attractively valued.

                                                   JPMORGAN U.S. EQUITY FUNDS 13

JPMorgan
 Mid Cap Value Fund                                                    CONTINUED

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk. Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies, that according to the adviser's estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Real Estate Securities Risk. The value of real estate securities in general, and
REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

JPMORGAN U.S. EQUITY FUNDS 14

                                                      PROSPECTUS NOVEMBER 1 2006

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 15

JPMorgan
 Mid Cap Value Fund                                                    CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the
Fund. It compares that performance to the Russell Midcap[RegTM] Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(1)

[The following was represented by a bar graph in the printed document]

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     3.23%
2003    30.62%
2004    20.99%
2005     9.42%
--------------------------------------------------------------------------------

BEST QUARTER 4th quarter, 1998          17.96%
----------------------------------------------
WORST QUARTER 3rd quarter, 1998        -11.06%

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 10.32%.

JPMORGAN U.S. EQUITY FUNDS 16

                                                      PROSPECTUS NOVEMBER 1 2006

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)

                                                                   PAST 1 YEAR       PAST 5 YEARS      LIFE OF FUND
                                                                   -----------       ------------      ------------

 INSTITUTIONAL CLASS SHARES
 Return Before Taxes                                                      9.42              14.43             17.83
 Return After Taxes on Distributions                                      8.70              13.68             15.68
 Return After Taxes on Distributions and Sale of Fund Shares              6.70              12.28             14.51
-------------------------------------------------------------------------------------------------------------------
 RUSSELL MIDCAP[RegTM] VALUE INDEX(^,2)
 (Reflects No Deduction for Fees, Expenses or Taxes)                     12.65              12.21             10.92
-------------------------------------------------------------------------------------------------------------------
 LIPPER MID-CAP VALUE FUNDS INDEX(^,3)
 (Reflects No Deduction for Taxes)                                        8.76              10.49              9.11
-------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

1 The Fund commenced operations on 11/13/97. Performance for the indexes is from
  11/30/97.

2 The Russell Midcap[RegTM] Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3 The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 Management Fees                                         0.65
 Distribution (Rule 12b-1) Fees                          NONE
 Shareholder Service Fees                                0.10
 Other Expenses(1)                                       0.24
-------------------------------------------------------------
 Total Annual Operating Expenses                         0.99
 Fee Waivers and Expense Reimbursements(2)              (0.24)
-------------------------------------------------------------
 Net Expenses(2)                                         0.75
-------------------------------------------------------------

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares
  (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales)
  exceed 0.75% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

                                                   JPMORGAN U.S. EQUITY FUNDS 17

JPMorgan
 Mid Cap Value Fund                                                    CONTINUED

Example
The example below is intended to help you compare the cost of investing in
Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class
Shares and your actual costs may be higher or lower.

------------------------------------------------------------------------------------------
                                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                     ------        -------        -------        --------

YOUR COST ($)
(with or without redemption)             77            291            524            1,191
------------------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 18

JPMorgan
 Small Cap Growth Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The Fund's Main Investment Strategy
Under normal circumstances, at least 80% of the Fund's assets will be invested in the securities of small capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the
Russell 2000[RegTM] Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares. Typically, the
Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:
o There is no assurance that the Fund will meet its investment objective.
o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers reasonably valued.

                                                   JPMORGAN U.S. EQUITY FUNDS 19

JPMorgan
 Small Cap Growth Fund                                                 CONTINUED

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Growth Investing Risk. Since the Fund focuses on growth stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the adviser believes will experience relatively rapid earnings growth. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks and may be more sensitive to changes in current or expected earnings.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 20

                                                      PROSPECTUS NOVEMBER 1 2006

The Fund's Past Performance This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the
Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell
2000[RegTM] Growth Index, a broad-based securities market index, and Lipper
Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)

[The following was represented by a bar graph in the printed document]

1996     15.70%
1997     28.78%
1998     -4.04%
1999     26.57%
2000      8.44%
2001     -6.35%
2002    -20.94%
2003     34.45%
2004     20.71%
2005      6.67%
--------------------------------------------------------------------------------

BEST QUARTER 3rd quarter, 1997        21.57%
--------------------------------------------
WORST QUARTER 3rd quarter, 1998      -22.13%

* The Institutional Class Shares commenced operations on 2/19/05 and as a result, have not yet had a full year of performance. Therefore, the performance data shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the differences in fees and expenses between the classes. Historical performance shown for Select Class Shares prior to their inception on 3/26/96 is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes. Institutional Class, Class A and
  Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities; however, the performance would differ because the classes have different expenses. Select
  Class Shares and Class A Shares of the Fund are not offered in this prospectus. The performance data include the performance of the Paragon Gulf
  South Growth Fund for the period before its consolidation with the Fund on
  March 26, 1996.

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 4.87%.

                                                   JPMORGAN U.S. EQUITY FUNDS 21

JPMorgan
 Small Cap Growth Fund                                                 CONTINUED

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)

                                                                   PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS
                                                                   -----------      ------------       -------------

 INSTITUTIONAL CLASS SHARES
 Return Before Taxes                                                      6.75              5.10                9.67
 Return After Taxes on Distributions                                      3.79              4.50                7.12
 Return After Taxes on Distributions and Sale of Fund Shares              8.38              4.40                7.08
--------------------------------------------------------------------------------------------------------------------
 RUSSELL 2000[RegTM] GROWTH INDEX(^,2)
 (Reflects No Deduction for Fees, Expenses or Taxes)                      4.15              2.28                4.69
--------------------------------------------------------------------------------------------------------------------
 LIPPER SMALL-CAP GROWTH FUNDS INDEX(^,3)
 (Reflects No Deduction for Taxes)                                        5.33              1.25                7.54
--------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

1 The Institutional Class Shares commenced operations on 2/19/05 and therefore, the performance data shown prior to 2/19/05 is that of the Select Class Shares of the Fund and has not been adjusted to reflect the differences in fees and expenses between the classes. Historical performance shown for Select Class
  Shares prior to their inception is based on the performance of Class A, the original class offered. Prior class performance has not been adjusted to reflect differences in expenses between classes. Institutional Class, Class A and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities; however, the performance would differ because the classes have different expenses. Select
  Class Shares and Class A Shares of the Fund are not offered in this prospectus. The performance data include the performance of the Paragon Gulf
  South Growth Fund for the period before its consolidation with the Fund on
  3/26/96.

2 The Russell 2000[RegTM] Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3 The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

JPMORGAN U.S. EQUITY FUNDS 22

                                                      PROSPECTUS NOVEMBER 1 2006

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 Management Fees                                         0.65
 Distribution (Rule 12b-1) Fees                          NONE
 Shareholder Service Fees                                0.10
 Other Expenses(1)                                       0.24
-------------------------------------------------------------
 Total Annual Operating Expenses                         0.99
 Fee Waivers and Expense Reimbursements(2)              (0.14)
-------------------------------------------------------------
 Net Expenses(2)                                         0.85
-------------------------------------------------------------

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIA, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 0.85% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class
Shares and your actual costs may be higher or lower.

-----------------------------------------------------------------------------------------
                                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                     ------        -------        -------        --------

YOUR COST ($)
(with or without redemption)             87            301            533           1,200
-----------------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 23

JPMorgan
 U.S. Equity Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks to provide high total return from a portfolio of selected equity securities.

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds and real estate investment trusts
(REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:

o There is no assurance that the Fund will meet its investment objective.

o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities

JPMORGAN U.S. EQUITY FUNDS 24

                                                      PROSPECTUS NOVEMBER 1 2006

that are identified as undervalued and considers selling them when they appear to be overvalued.

Along with attractive valuation, the adviser often considers a number of other criteria:

o catalysts that could trigger a rise in a stock's price

o high potential reward compared to potential risk

o temporary mispricings caused by apparent market overreactions

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Strategy Risk. Since the Fund focuses on stocks that the adviser believes are undervalued, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk. The value of real estate securities in general, and
REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of

                                                   JPMORGAN U.S. EQUITY FUNDS 25

JPMorgan
 U.S. Equity Fund
                                                                       CONTINUED

derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

ETF and Investment Company Risk. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Foreign Securities Risk. To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities.
These risks include political and economic risks, greater volatility, higher transaction costs, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund's investments in a foreign country.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 26

                                                      PROSPECTUS NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the
Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by
Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)

[The following was represented by a bar graph in the printed document]

1996    21.22%
1997    28.58%
1998    24.79%
1999    14.88%
2000    -6.37%
2001    -9.30%
2002   -26.50%
2003    32.63%
2004    10.96%
2005     2.62%
--------------------------------------------------------------------------------

BEST QUARTER 4th quarter, 1998        21.46%
--------------------------------------------
WORST QUARTER 3rd quarter, 2002      -18.07%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date
  Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 9.21%.

                                                   JPMORGAN U.S. EQUITY FUNDS 27

JPMorgan
 U.S. Equity Fund                                                      CONTINUED

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                   PAST 1 YEAR       PAST 5 YEARS       PAST 10 YEARS
                                                                   -----------       ------------       -------------

 INSTITUTIONAL CLASS SHARES
 Return Before Taxes                                                      2.62               0.14               7.73
 Return After Taxes on Distributions                                      2.24              (0.10)              5.35
 Return After Taxes on Distributions and Sale of Fund Shares              2.22               0.05               5.61
--------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX(^,1)
 (Reflects No Deduction for Fees, Expenses or Taxes)                      4.91               0.54               9.07
--------------------------------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX(^,2)
 (Reflects No Deduction for Taxes)                                        5.72              (0.39)              7.86
--------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date
  Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1 The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the
  Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2 The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 Management Fees                                              0.40
 Distribution (Rule 12b-1) Fees                               NONE
 Shareholder Service Fees                                     0.10
 Other Expenses(1)                                            0.22
------------------------------------------------------------------
 Total Annual Operating Expenses                              0.72
 Fee Waivers and Expense Reimbursements(2)                   (0.08)
------------------------------------------------------------------
 Net Expenses(2)                                              0.64

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 0.64%
  of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JPMORGAN U.S. EQUITY FUNDS 28

                                            PROSPECTUS NOVEMBER 1
                                                                            2006

Example
The example below is intended to help you compare the cost of investing in
Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class
Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                  1 YEAR        3 YEARS        5 YEARS        10 YEARS
                  ------        -------        -------        --------

YOUR COST             65            222            393            887
--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 29

JPMorgan
 U.S. Small Company Fund

Currently, the Fund is publicly offered on a limited basis. (See "Purchasing
Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

Risk/Return Summary
For a detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks to provide high total return from a portfolio of small company stocks.

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000[RegTM] Index at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000[RegTM] Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000[RegTM] Index while seeking to limit its volatility relative to this index.

The Fund's investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

This Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:

o There is no assurance that the Fund will meet its investment objective.

o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the
Fund.

JPMORGAN U.S. EQUITY FUNDS 30

                                                      PROSPECTUS NOVEMBER 1 2006

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Real Estate Securities Risk. The value of real estate securities in general, and
REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
  The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 31

JPMorgan
 U.S. Small Company Fund                                               CONTINUED

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000[RegTM] Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)

[The following was represented by a bar graph in the printed document]

1996    20.84%
1997    22.70%
1998    -5.28%
1999    44.30%
2000    -9.59%
2001    -8.85%
2002   -20.36%
2003    40.03%
2004    13.82%
2005     4.18%
--------------------------------------------------------------------------------

BEST QUARTER 4th quarter, 1999          34.75%
----------------------------------------------
WORST QUARTER 3rd quarter, 2001        -22.61%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date
  Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 7.30%.

JPMORGAN U.S. EQUITY FUNDS 32

                                                      PROSPECTUS NOVEMBER 1 2006

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                   PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
                                                                   -----------      ------------      -------------

 INSTITUTIONAL CLASS SHARES
 Return Before Taxes                                                      4.18              3.81               8.25
 Return After Taxes on Distributions                                      2.19              2.92               6.47
 Return After Taxes on Distributions and Sale of Fund Shares              4.45              3.13               6.42
-------------------------------------------------------------------------------------------------------------------
 RUSSELL 2000[RegTM] INDEX(^,1)
 (Reflects No Deduction for Fees, Expenses or Taxes)                      4.55              8.22               9.26
-------------------------------------------------------------------------------------------------------------------
 LIPPER SMALL-CAP CORE FUNDS INDEX(^,2)
 (Reflects No Deduction for Taxes)                                        7.55              9.19              10.80
-------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date
  Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1 The Russell 2000[RegTM] Index is an unmanaged, index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000[RegTM] Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2 The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 Management Fees                                         0.60
 Distribution (Rule 12b-1) Fees                          NONE
 Shareholder Service Fees                                0.10
 Other Expenses(1)                                       0.32
-------------------------------------------------------------
 Total Annual Operating Expenses                         1.02
 Fee Waivers and Expense Reimbursements(2)              (0.19)
-------------------------------------------------------------
 Net Expenses(2)                                         0.83
-------------------------------------------------------------

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares
  (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan, and dividend expenses relating to short sales)
  exceed 0.83% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

                                                   JPMORGAN U.S. EQUITY FUNDS 33

JPMorgan
 U.S. Small Company Fund                                               CONTINUED

Example
The example below is intended to help you compare the cost of investing in
Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class
Shares and your actual costs may be higher or lower.

------------------------------------------------------------------------------------------
                                     1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                     ------        -------        -------        --------

YOUR COST ($)
(with or without redemption)             85            306            545           1,231
------------------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 34

JPMorgan
 Value Advantage Fund

Risk/Return Summary
For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks to provide long-term total return from a combination of income and capital gains.

The Fund's Main Investment Strategy
The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its Assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies
(including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:

o There is no assurance that the Fund will meet its investment objective.

o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and have the potential to grow intrinsic value per share. Quality companies generally have a strong competitive position, low business cyclicality, high returns and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers attractively valued.

                                                   JPMORGAN U.S. EQUITY FUNDS 35

JPMorgan
 Value Advantage Fund                                                  CONTINUED

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk. Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk. Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies, that according to the adviser's estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk. The value of real estate securities in general, and
REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

JPMORGAN U.S. EQUITY FUNDS 36

                                                      PROSPECTUS NOVEMBER 1 2006

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST
The Fund is designed for investors who:

o are pursuing a long term goal such as retirement

o want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

The Fund's Past Performance The Fund commenced operations on 2/28/05. Once the
Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund.(1)
An appropriate broad-based securities market index will also be included in the performance table. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1 The Fund's fiscal year end is 6/30.

                                                   JPMORGAN U.S. EQUITY FUNDS 37

JPMorgan
 Value Advantage Fund                                                  CONTINUED

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 Management Fees                                         0.65
 Distribution (Rule 12b-1) Fees                          NONE
 Shareholder Service Fees                                0.10
 Other Expenses(1)                                       0.50
-------------------------------------------------------------
 Total Annual Operating Expenses                         1.25
 Fee Waivers and Expense Reimbursements(2)              (0.50)
-------------------------------------------------------------
 Net Expenses(2)                                         0.75
-------------------------------------------------------------

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 0.75% of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in
Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class
Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                      1 YEAR        3 YEARS        5 YEARS        10 YEARS
                      ------        -------        -------        --------

YOUR COST ($)             77            347            638           1,467
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 38

JPMorgan
 Value Opportunities Fund

Risk/Return Summary
For a detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 59-65.

The Fund's Objective
The Fund seeks to provide long-term capital appreciation.

The Fund's Main Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser, JPMIM, invests in companies whose securities are, in the adviser's opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund primarily invests in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the Fund should understand that:

o There is no assurance that the Fund will meet its investment objective.

o The Fund does not represent a complete investment program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. If the frequency of trading is high, the Fund will have higher brokerage and related costs, and there may be additional tax consequences.
--------------------------------------------------------------------------------

Investment Process
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

o catalysts that could trigger a rise in a stock's price

o high potential reward compared to potential risk

o temporary mispricings caused by market overreactions

                                                   JPMORGAN U.S. EQUITY FUNDS 39

JPMorgan
 Value Opportunities Fund                                              CONTINUED

  Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the
  Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

The Fund's Main Investment Risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the
Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to "stock market risk"
meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time.
When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk. Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies, that according to the adviser's estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund's original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Temporary Defensive Positions. To respond to unusual circumstances, the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The Fund is designed for investors who:

o are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want a fund that seeks to outperform the markets in which it invests over the long term
--------------------------------------------------------------------------------
The Fund is not designed for investors who:

o want a fund that pursues market trends or focuses only on particular industries or sectors

o require regular income or stability of principal

o are pursuing a short-term goal or investing emergency reserves
--------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUNDS 40

                                                      PROSPECTUS NOVEMBER 1 2006

The Fund's Past Performance
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's shares for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell
1000[RegTM] Value Index, a broad-based securities market index, and the Lipper
Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund's designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

--------------------------------------------------------------------------------
YEAR-BY-YEAR RETURNS(*,1)

[The following was represented by a bar graph in the printed document]

2002   -12.54%
2003    32.63%
2004    17.14%
2005     4.11%
--------------------------------------------------------------------------------

BEST QUARTER 2nd quarter, 2003        18.19%
--------------------------------------------
WORST QUARTER 3rd quarter, 2002      -15.91%

* The performance for the period before Institutional Class Shares were launched on 12/31/04 is based on the performance of Class A Shares of the Fund, which are not offered in this prospectus. The actual returns of Institutional Class
  Shares would have been different than shown because Institutional Class Shares have different expenses than Class A Shares. On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the
  Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1 The Fund's fiscal year end is 6/30.

The Fund's year-to-date total return through 9/30/06 was 11.18%.

                                                   JPMORGAN U.S. EQUITY FUNDS 41

JPMorgan
 Value Opportunities Fund                                              CONTINUED

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                    PAST 1 YEAR       LIFE OF FUND
                                                                    -----------       ------------

 INSTITUTIONAL CLASS SHARES
 Return Before Taxes                                                       4.11               9.06
 Return After Taxes on Distributions                                       3.34               6.56
 Return After Taxes on Distributions and Sale of Fund Shares               3.06               7.05
--------------------------------------------------------------------------------------------------
 RUSSELL 1000[RegTM] VALUE INDEX(^,1)
 (Reflects No Deduction for Fees, Expenses or Taxes)                       7.05               8.19
--------------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP VALUE FUNDS INDEX(^,2)
 (Reflects No Deduction for Taxes)                                         6.26               5.17
--------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)
plans or individual retirement accounts.

* The performance for the period before Institutional Class Shares were launched on 12/31/04 is based on the performance of Class A Shares of the Fund, which are not offered in this prospectus. The actual returns of Institutional Class
  Shares would have been different than shown because Institutional Class Shares have different expenses than Class A Shares. On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the
  Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1 The Russell 1000[RegTM] Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2 The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

^ Investors cannot invest directly in an index.

JPMORGAN U.S. EQUITY FUNDS 42

                                                      PROSPECTUS NOVEMBER 1 2006

Investor Expenses for Institutional Class Shares
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 Management Fees                                            0.50
 Distribution (Rule 12b-1) Fees                             NONE
 Shareholder Service Fees                                   0.10
 Other Expenses(1)                                          0.24
----------------------------------------------------------------
 Total Annual Operating Expenses                            0.84
 Fee Waivers and Expense Reimbursements(2)                 (0.19)
----------------------------------------------------------------
 Net Expenses(2)                                            0.65
----------------------------------------------------------------

1 "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2 Effective March 1, 2006, JPMIM, JPMDS and the Fund's Business Manager have a written agreement to waive up to the full amount of their respective fees and/or reimburse expenses to the extent annual operating expenses of
  Institutional Class Shares (excluding interest, taxes, extraordinary expenses)
  exceed 0.65% of their daily net assets through 10/31/07. In addition, the
  Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example
The example below is intended to help you compare the cost of investing in
Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

o $10,000 initial investment,

o 5% return each year, and

o net expenses through 10/31/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class
Shares and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                      1 YEAR        3 YEARS        5 YEARS        10 YEARS
                      ------        -------        -------        --------

YOUR COST ($)             66            249            447           1,020
--------------------------------------------------------------------------------

                                                   JPMORGAN U.S. EQUITY FUNDS 43

The Funds' Management and
     Administration

The Funds, except for the Mid Cap Value Fund, Small Cap Growth Fund and the
Value Opportunities Fund, are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming
Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation. The Small Cap Growth
Fund is a series of JPMorgan Trust II (JPMTII), a Delaware statutory trust. The
Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc.
(VOF), a Maryland corporation. The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class.
Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest.
Call 1-800-480-4111 to obtain more information concerning all of the Funds'
other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds' Investment Advisers
J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors
Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMTI Funds, the Mid Cap Value Fund and the
Value Opportunities Fund, and JPMIA (formerly known as Banc One Investment
Advisors Corporation) is the investment adviser to the Small Cap Growth Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings
Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan
Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York,
NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240

During the most recent fiscal year ended 6/30/06, JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

 FUND                                           %
-------------------------------------------------
 JPMorgan Disciplined Equity Fund            0.22
-------------------------------------------------
 JPMorgan Diversified Fund                   0.30
-------------------------------------------------
 JPMorgan Mid Cap Value Fund                 0.52
-------------------------------------------------
 JPMorgan Small Cap Growth Fund              0.65
-------------------------------------------------
 JPMorgan U.S. Equity Fund                   0.39
-------------------------------------------------
 JPMorgan U.S. Small Company Fund            0.55
-------------------------------------------------
 JPMorgan Value Advantage Fund               0.25
-------------------------------------------------
 JPMorgan Value Opportunities Fund           0.50

A discussion of the basis the trustees of each trust and the directors of each corporation used in reapproving the investment advisory agreements for the Funds is available in the annual or semi-annual report for the most recent fiscal period ended December 31, except that the discussion for the Value Opportunities
Fund is available in the annual report for the most recent fiscal year ended
June 30. Going forward, a similar discussion will be included in the semi-annual report for the fiscal period ended December 31 (in the annual report for the fiscal year ended June 30 for the Value Opportunities Fund).

The Portfolio Managers

Disciplined Equity Fund
The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a
CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A
JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity
Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the

JPMORGAN U.S. EQUITY FUNDS 44


                                                      PROSPECTUS NOVEMBER 1 2006

aerospace, environmental, and diversified manufacturing sectors prior to his current position.

Diversified Fund
Anne Lester, Vice President of JPMIM, is the primary portfolio manager for the
Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson,
Managing Director of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying equity and fixed income strategies. Prior to managing the Diversified Fund, Ms. Lester, an employee since 1992, worked in the Product Development Group. She joined the firm's Milan office in 1992, where she was a fixed income and currency trader and portfolio manager.

Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios. Thomas Luddy, Silvio Tarca, Jeroen Huysinga,
Scott Grimshaw and Timothy Neuman are some of the portfolio managers of the underlying asset allocations. Information with respect to Mr. Luddy is provided hereafter under the heading "U.S. Equity Fund." Silvio Tarca is a Managing
Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMorgan
Chase or its affiliates (or one of its predecessors) since 2000. Prior to managing the Funds, Mr. Tarca served as a quantitative research analyst in the
Emerging Markets Equity Group. Mr. Huysinga is a Managing Director of JPMIM and
has been an employee of JPMIM and its affiliates since 1997. Mr. Grimshaw, CFA charterholder, has been part of the Taxable Bond Team for JPMIM since 2004 and is also a part of the Taxable Bond Team for JPMIA. Prior to his current role,
Mr. Grimshaw served as a senior fixed income analyst and portfolio manager with
JPMIA and its affiliates. Mr. Neumann, Managing Director and a CFA charterholder, is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategies. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986.

Mid Cap Value Fund
Jonathan Kendrew Llewelyn Simon, Lawrence E. Playford and Gloria Fu are the
portfolio managers for the Fund. Mr. Simon is also a Managing Director of JPMIM and has worked with various affiliates of JPMIM since 1980. Mr. Playford, a CFA charterholder and CPA, is a Vice President of JPMIM, and has worked for various affiliates of JPMIM since 1993. Ms. Fu, a Vice President of JPMIM and CFA charterholder, has worked for various affiliates of JPMIM since 2002. Prior to joining JPMIM, Ms. Fu worked as a sell side analyst for Robertson Stephens,
Inc. from 2000 to 2002.

Small Cap Growth Fund
The portfolio management team is co-led by Eytan Shapiro, Managing Director of
JPMIM and a CFA charterholder, and Christopher Mark Vyvyan Jones. Mr. Shapiro
has been at JPMIM or one of its affiliates since 1985. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with various affiliates of JPMIM since 1982.

U.S. Equity Fund
The portfolio management team is led by Thomas Luddy and includes Susan Bao and
Jacqueline Flake. Mr. Luddy is a Managing Director of JPMIM and a CFA
charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao is a Vice President of JPMIM and has been an employee of JPMIM since 1997. Ms. Flake is a Managing Director of JPMIM and has been an employee of JPMIM since 1997.

U.S. Small Company Fund
The portfolio management team is led by Christopher T. Blum, Managing Director of JPMIM and CFA charterholder, and Dennis S. Ruhl, Vice President of JPMIM and
CFA charterholder. Mr. Blum has been an employee of JPMIM or one of its affiliates since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliates since 1999.

                                                   JPMORGAN U.S. EQUITY FUNDS 45


The Funds' Management and
     Administration
                                                                       CONTINUED

Value Advantage Fund
Jonathan Kendrew Llewelyn Simon, Lawrence E. Playford and Gloria Fu are the
portfolio managers for the Fund. Information on Mr. Simon, Mr. Playford and Ms.
Fu is discussed earlier in this prospectus.

Value Opportunities Fund
Bradford L. Frishberg and Alan Gutmann are the portfolio managers for the Fund.
Mr. Frishberg is a managing director of JPMIM since 2001. Mr. Frishberg has worked for JPMIM or one of its affiliates since 1996. Mr. Gutmann has worked at
JPMIA or one of its advisory affiliates since 2003 and is a Vice President.
Prior to joining the JPMorgan investment advisers, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan
Co. in 2001 and Oppenheimer Capital from 1991 until 2000.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

The Funds' Administrators
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the other service providers of each Fund except for the
Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Value Opportunities
Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds)
in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Value
Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The
Business Manager receives an annual fee equaling 0.175% of average daily net assets of the Fund. During the fiscal year ended June 30, 2006, the Business
Manager was paid a fee of 0.081% (net of waivers) of average daily net assets.
The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group,
Incorporated, has provided business management services to the Value
Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $75 billion. The
Business Manager maintains its principal business address at 1101 Vermont
Avenue, NW, Washington, D.C. 20005.

The Funds' Shareholder Servicing Agent
JPMTI, JPMTII, JPMFMFG and VOF, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc.
(JPMDS) under which JPMDS has agreed to provide certain support services to the
Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds' Distributor
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries
JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the
JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with
JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus.
These additional cash payments are generally made to Financial Intermediaries that

JPMORGAN U.S. EQUITY FUNDS 46


                                                      PROSPECTUS NOVEMBER 1 2006

provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and
Financial Intermediary management representatives, inclusion of the JPMorgan
Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan
Fund and the dollar amount of shares sold.

                                                   JPMORGAN U.S. EQUITY FUNDS 47


How to Do Business
     with the Funds

PURCHASING FUND SHARES

Where can I buy shares?
You may purchase Fund shares:

o Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.
  Shares purchased this way will typically be held for you by the Financial
  Intermediary; or

o Directly from the Funds through JPMDS.

Who can buy shares?
Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares -- See "How do I open an account?"

o Institutional Class Shares may also be purchased through your Financial
  Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

o For further information on investment minimums or eligibility, please call
  1-800-480-4111.

What does it mean that the Fund is publicly offered on a limited basis?
The Mid Cap Value Fund and U.S. Small Company Fund are each publicly offered on a limited basis. The dates as of which the limited offering began for each Fund
(the "Limited Offering Date" for each Fund) are as follows:

Mid Cap Value Fund            March 31, 2005
U.S. Small Company Fund       February 28, 2005

Investors are not eligible to purchase shares of these four Funds except as described below:

o Shareholders of a particular Fund as of such Fund's Limited Offering Date may continue to purchase additional shares of their respective Fund either through
  JPMorgan Fund Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in each of the respective Funds;

o Shareholders of record of a particular Fund as of that Fund's Limited Offering
  Date will be able to add to their accounts in that Fund through exchanges from other JPMorgan Funds;

o Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering each Fund as of its Limited Offering Date may open new participant accounts in such Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including
  401(k), 403(b) and 457 plans (and their successor plans), which offered, but did not fund plans with shares of, such Funds as of a Fund's Limited Offering
  Date may also open new participant accounts in such Fund(s) if that Fund received notice of the group employer retirement plan's intention to offer the
  Fund to its participant prior to the Limited Offering Date of the particular
  Fund; or

o Wrap program sponsors may open new participant accounts in a Fund and purchase additional shares in existing participant accounts provided the wrap program sponsor established account(s) with such Fund that are part of a wrap program prior to the Limited Offering Date for that Fund. Other Financial
  Intermediaries which have selected and offered one of these Funds as part of an asset allocation model used for client accounts for which such Financial
  Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with a Fund as part of such
  Financial Intermediary's asset allocation model prior to the Limited Offering
  Date for that particular Fund.

After a Fund's Limited Offering Date, if all shares of that Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed

JPMORGAN U.S. EQUITY FUNDS 48

                                                      PROSPECTUS NOVEMBER 1 2006

(due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If a Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the Fund's Limited Offering Date,
JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Funds reserve the right to change these policies at any time.

When can I buy shares?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock
Exchange (NYSE) is closed, including the following holidays: New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00
p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds
Services will accept your order when federal funds, a wire, a check or Automated
Clearing House (ACH) transaction is received together with a completed Account
Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the
Financial Intermediary to send your purchase order to the Fund. Your Financial
Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S.
markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order
(including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same

                                                   JPMORGAN U.S. EQUITY FUNDS 49


How to Do Business
     with the Funds
                                                                       CONTINUED

Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently.
In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds' own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds' ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial
Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds' market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

   1. Trades that occur through omnibus accounts at Financial Intermediaries as described above,

   2. Purchases, redemptions and exchanges made on a systematic basis,

   3. Automatic reinvestments of dividends and distributions,

   4. Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

   5. Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short
Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund
II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income
Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury &
Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial
Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities

JPMORGAN U.S. EQUITY FUNDS 50


                                                      PROSPECTUS NOVEMBER 1 2006

are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North
American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before
4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

How do I open an account?
Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts
(e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts.
The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account
Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The
Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account
Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account
Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

                                                   JPMORGAN U.S. EQUITY FUNDS 51


How to Do Business
     with the Funds
                                                                       CONTINUED

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to
JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

All checks must be made payable to one of the following:

o  JPMorgan Funds; or

o  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323 125 832
FBO YOUR JPMORGAN FUND
 (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
 (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call
1-800-480-4111.

Can I purchase shares over the telephone?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

o  Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

o  Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan
   Funds" to the following wire address:

JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES
ABA 021 000 021
DDA 323 125 832
FBO YOUR JPMORGAN FUND
 (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
 (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the
Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the
Financial Intermediary may also be receiving pursuant to agreements with the
Distributor. From time to time, JPMIM, JPMIA or its affiliates may pay a portion of the fees for

JPMORGAN U.S. EQUITY FUNDS 52


                                                      PROSPECTUS NOVEMBER 1 2006

networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?
Institutional Class Shares of a Fund may be exchanged for Institutional Class
Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the
JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial
Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?
Exchange requests are processed the same business day they are received, provided:

o  The Fund receives the request by 4:00 p.m. ET.

o  You have contacted your Financial Intermediary, if necessary.

o  All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an
ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00
p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

                                                   JPMORGAN U.S. EQUITY FUNDS 53


How to Do Business
     with the Funds
                                                                       CONTINUED

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

o  You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

o  You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?
If the Fund or a Financial Intermediary accepts your redemption order before
4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by
ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the
Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions
Generally, all redemptions will be for cash. However, if you redeem shares worth
$250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem
$10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

JPMORGAN U.S. EQUITY FUNDS 54


                                                      PROSPECTUS NOVEMBER 1 2006

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional
Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

                                                   JPMORGAN U.S. EQUITY FUNDS 55

Shareholder
     Information

DISTRIBUTIONS AND TAXES
The Funds can earn income and they realize capital gains. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund, Small Cap Growth Fund and U.S.
Equity Fund generally distribute any net investment income at least quarterly.
The Mid Cap Value Fund, U.S. Small Company Fund, Value Advantage Fund and Value
Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. You have three options for your distributions. You may:

o  reinvest all distributions in additional Fund shares;

o  take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o  take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.

Dividends of net investment income paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions attributable to gain from the sale of master limited partnerships (MLPs) that is characterized as ordinary income under the Internal Revenue Code's recapture provisions will be taxable as ordinary income. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

A Fund's investments in certain debt obligations and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The extent to which a Fund can invest in MLPs is limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code. In addition, some amounts received by the Fund with respect to its investments in
MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or if the
Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether

JPMORGAN U.S. EQUITY FUNDS 56


                                                      PROSPECTUS NOVEMBER 1 2006

the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

A Fund's investment in derivatives, ETFs, REITs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The dates on which dividends and capital gains will be distributed will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification
Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds.
Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial
Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for statement requests that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a
Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds.
In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the
JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call
1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated Fund Officer. A copy of each Fund's voting record for the most recent
12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the JPMorgan Funds' website at www.jpmorganfunds.com no later than August
31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

                                                   JPMORGAN U.S. EQUITY FUNDS 57


Shareholder
     Information
                                                                       CONTINUED

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each of the Funds will disclose the Fund's 10 largest stock portfolio holdings and the percentages that each of these 10 largest stock portfolio holdings represent of the Fund's total assets as of the most recent month end online at
www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the
JPMorgan Funds' website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling
1-800-480-4111. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS 58


Risk and Reward Elements
     for the Funds

This table discusses the main elements that may make up a Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery
securities
------------------------------------------------------------------------------------------------------------------------------------

o  When a Fund buys securities before            o   The Funds can take advantage of        o   The Funds segregate liquid assets to
   issue or for delayed delivery, it could           attractve transaction opportunities        offset leverage risks
   be exposed to leverage risk if it does
   not segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------

Short-term trading
------------------------------------------------------------------------------------------------------------------------------------
o  Increased trading could raise a Fund's        o   The Funds could realize gains in a     o   The Funds generally avoid
   brokerage and related costs                       short period of time                       short-term trading, except to
                                                                                                take advantage of attractive or
o  Increased short-term capital gains            o   The Funds could protect against            unexpected opportunities or to
   distributions could raise shareholders'           losses if a stock is overvalued and        meet demands generated by
   income tax liability. Such an increase in         its value later falls                      shareholder activity
   transaction costs and/or tax liability,
   if not offset by gains from short-term
   trading, would reduce a Fund's returns.
------------------------------------------------------------------------------------------------------------------------------------

Real Estate Investment Trusts (REITs)(1)
------------------------------------------------------------------------------------------------------------------------------------
o  The value of real estate securities in        o   A Fund can gain exposure to an         o   A Fund's adviser will carefully
   general, and REITs in particular, are             additional asset class in order to         evaluate particular REITs before
   subject to the same risks as direct               further diversify its assets.              and after investment based on its
   investments in real estate and will                                                          investment process and will also
   depend on the value of the underlying         o   A Fund may receive current income          monitor economic and real estate
   properties or the underlying loans or             from its REIT investments.                 trends affecting the value of
   interests.                                                                                   REITs.
                                                 o   If a REIT meets the requirements of
o  The value of these securities will rise           the Internal Revenue Code, as          o   Unless investing in REITs is
   and fall in response to many factors,             amended, it will not be taxed on           described in its Fund Summary, a
   including economic conditions, the demand         income it distributes to its               Fund's investments in REITs will
   for rental property and interest rates.           shareholders; as a result, more            generally be limited to less than
   In particular, the value of these                 income can be distributed by the           10% of the Fund's assets.
   securities may decline when interest              REIT.
   rates rise and will also be affected by
   the real estate market and by the
   management of the underlying properties.

o  REITs may be more volatile and/or more
   illiquid than other types of equity
   securities.

o  If a REIT fails to distribute its
   required taxable income or to satisfy the
   other requirements of REIT status, it
   would be taxed as a corporation, and
   amounts available for distribution to
   shareholders (including a Fund) would be
   reduced by any corporate taxes payable by
   the REIT.

1  REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

                                                   JPMORGAN U.S. EQUITY FUNDS 59


Risk and Reward Elements
     for the Funds
                                                                       CONTINUED

POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs)
and other investment companies
------------------------------------------------------------------------------------------------------------------------------------

o  If a Fund invests in shares of another        o   Helps to manage smaller cash flows      o   Absent an exemptive order of the
   investment company, shareholders would                                                        Securities and Exchange
   bear not only their proportionate share       o   Investing in ETFs offers instant            Commission (the "SEC"), a Fund's
   of the Fund's expenses, but also similar          exposure to a broad based or more           investments in other investment
   expenses of the investment company                specific indexes, including those           companies, including ETFs, are
                                                     relating a broad range of markets,          subject to the percentage
o  The price movement of an ETF may not              sectors, geographic regions and             limitations of the Investment
   track the underlying index, market,               industries                                  Company Act of 1940 ("1940
   sector, regions or industries and may                                                         Act")(1)
   result in a loss
                                                                                             o   SEC exemptive orders granted to
                                                                                                 various iShares funds (which are
                                                                                                 ETFs) and other ETFs and their
                                                                                                 investment advisers permit each
                                                                                                 Fund to invest beyond the 1940
                                                                                                 Act limits, subject to certain
                                                                                                 terms and conditions, including a
                                                                                                 finding of the Funds' Board that
                                                                                                 the advisory fees charged by the
                                                                                                 adviser are for services that are
                                                                                                 in addition to, and not
                                                                                                 duplicative of, the advisory
                                                                                                 services provided to those ETFs

                                                                                             o   A SEC exemptive order permits
                                                                                                 each Fund to invest its
                                                                                                 uninvested cash, up to 25% of its
                                                                                                 assets, in one or more affiliated
                                                                                                 money market funds if the adviser
                                                                                                 waives and/or reimburses its
                                                                                                 advisory fee from the Fund in an
                                                                                                 amount sufficient to offset any
                                                                                                 doubling up of investment
                                                                                                 advisory, shareholder servicing
                                                                                                 and administrative fees

1  Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

JPMORGAN U.S. EQUITY FUNDS 60


                                                      PROSPECTUS NOVEMBER 1 2006

POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

Derivatives*
------------------------------------------------------------------------------------------------------------------------------------

o  Derivatives such as futures, options,         o   Hedges that correlate well with         o   The Funds use derivatives, such
   swaps and forward foreign currency                underlying positions can reduce or          as futures, options, swaps and
   contracts(1) that are used for hedging            eliminate losses at low cost                forward foreign currency
   the portfolio or specific securities may                                                      contracts for hedging and for
   not fully offset the underlying positions     o   The Funds could make money and              risk management (i.e., to adjust
   and this could result in losses to a Fund         protect against losses if                   duration or yield curve exposure
   that would not have otherwise occurred            investment analysis proves correct          or to establish or adjust
                                                                                                 exposure to particular
o  A Fund may have difficulty exiting a          o   Derivatives that involve leverage           securities, markets or
   derivatives position.                             could generate substantial gains at         currencies); risk management may
                                                     low cost                                    include management of a Fund's
o  Derivatives used for risk management or,                                                      exposure relative to its
   for certain Funds, to increase the Fund's                                                     benchmark
   gain may not have the intended effects
   and may result in losses or missed                                                        o   A Fund only establishes hedges
   opportunities                                                                                 that it expects will be highly
                                                                                                 correlated with underlying
o  The counterparty to a derivatives                                                             positions
   contract could default
                                                                                             o   While the Funds may use
o  Derivatives that involve leverage could                                                       derivatives that incidentally
   magnify losses                                                                                involve leverage, they do not use
                                                                                                 them for the specific purpose of
o  Certain types of derivatives involve                                                          leveraging their portfolio
   costs to the Funds which can reduce
   returns                                                                                   o   Each Fund segregates liquid
                                                                                                 assets to cover its derivatives
o  Derivatives used for non-hedging purposes                                                     and offset a portion of the
   could cause losses that exceed the                                                            leverage risk
   original investment
                                                                                             o   Except for Disciplined Equity
o  Segregated assets and collateral accounts                                                     Fund, Diversified Fund, U.S.
   established in connection with                                                                Equity Fund and Value
   derivatives may limit a Fund's investment                                                     Opportunities Fund, the Funds may
   flexibility                                                                                   use derivatives to increase
                                                                                                 income or gain
o  Derivatives may, for tax purposes, affect
   the character of gain and loss realized
   by a Fund, accelerate recognition of
   income to a Fund, affect the holding
   period of a Fund's assets and defer
   recognition of certain of a Fund's losses

*  The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1  A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                   JPMORGAN U.S. EQUITY FUNDS 61


Risk and Reward Elements
     for the Funds
                                                                       CONTINUED

POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

Securities lending
------------------------------------------------------------------------------------------------------------------------------------

o  When a Fund(1) lends a security, there is     o   The Funds may enhance income            o   The adviser maintains a list of a
   a risk that the loaned securities may not         through the investment of the               approved borrowers
   be returned if the borrower or the                collateral received from the
   lending agent defaults                            borrower                                o   The Funds receive collateral
                                                                                                 equal to at least 100% of the
o  The collateral will be subject to the                                                         current value of the securities
   risks of the securities in which it is                                                        loaned plus accrued interest
   invested
                                                                                             o   The lending agents indemnify the
                                                                                                 Funds against borrower default

                                                                                             o   The adviser's collateral
                                                                                                 investment guidelines limit the
                                                                                                 quality and duration of
                                                                                                 collateral investment to minimize
                                                                                                 losses

                                                                                             o   Upon recall, the borrower must
                                                                                                 return the securities loaned
                                                                                                 within the normal settlement
                                                                                                 period
------------------------------------------------------------------------------------------------------------------------------------

Master Limited Partnerships (MLPs)
------------------------------------------------------------------------------------------------------------------------------------
o  Holders of MLP units have limited control     o   MLPs can offer attractive returns       o   A Fund will limit its direct and
   and voting rights, similar to those of a                                                      indirect investments in MLPs to
   limited partner                               o   MLPs may offer more attractive              maintain its status as a
                                                     yields or potential growth than             registered investment company
o  An MLP could be taxed, contrary to its            comparable equity securities
   intention, as a corporation, resulting in                                                 o   Each Fund anticipates that its
   decreased returns                             o   MLPs offer attractive potential             total investments in MLPs will
                                                     performance and opportunities for           not exceed 10% of total assets
o  MLPs may, for tax purposes, affect the            diversification
   character of the gain and loss realized
   by a Fund and affect the holding period
   of a Fund's assets

1  The Value Advantage and Value Opportunities Funds do not engage in securities lending.

JPMORGAN U.S. EQUITY FUNDS 62


                                                      PROSPECTUS NOVEMBER 1 2006

POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting
equity securities
------------------------------------------------------------------------------------------------------------------------------------

o  Each Fund's share price and performance       o   Stocks have generally outperformed      o   Under normal circumstances each
   will fluctuate in response to stock               more stable investments (such as            Fund plans to remain fully
   and/or bond market movements                      bonds and cash equivalents) over            invested in accordance with its
                                                     the long term                               policies and each Fund may invest
o  The market value of convertible                                                               uninvested cash in affiliated
   securities and other debt securities          o   With respect to the Diversified             money market funds; in addition
   tends to fall when prevailing interest            Fund, a diversified, balanced               to the securities described in
   rates rise. The value of convertible              portfolio should mitigate the               the Fund Summary, equity
   securities also tends to change whenever          effects of wide market                      securities may include common
   the market value of the underlying common         fluctuations, especially when stock         stocks, convertible
   or preferred stock fluctuates.                    and bond prices move in different           securities(1), preferred
                                                     directions                                  stocks(2), depositary receipts
o  Adverse market, economic, political or                                                        (such as American Depositary
   other conditions may from time to time                                                        Receipts and European Depositary
   cause a Fund to take temporary defensive                                                      Receipts), trust or partnership
   positions that are inconsistent with its                                                      interests, warrants and rights(3)
   principal investment strategies and may                                                       and investment company securities
   hinder the Fund from achieving its
   investment objective                                                                      o   Each Fund seeks to limit risk and
                                                                                                 enhance performance through
                                                                                                 active management and/or
                                                                                                 diversification

                                                                                             o   During severe market downturns,
                                                                                                 each Fund has the option of
                                                                                                 investing up to 100% of its
                                                                                                 assets in high quality short-
                                                                                                 term instruments

1  Convertible securities are bonds or preferred stock that can convert to common stock.

2  Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3  Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

                                                   JPMORGAN U.S. EQUITY FUNDS 63


Risk and Reward Elements
     for the Funds
                                                                       CONTINUED

POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting
debt securities
------------------------------------------------------------------------------------------------------------------------------------

o  The value of most debt securities,            o   Most bonds will rise in value when      o   The Funds seek to limit risk and
   including government and agency                   interest rates fall                         enhance performance through
   securities, will fall when interest rates                                                     active management
   rise; the longer a security's maturity        o   Debt securities have generally
   and the lower its credit quality, the             outperformed money market               o   The adviser monitors interest
   more its value typically falls                    instruments over the long-term with         rate trends, as well as
                                                     less risk than stocks                       geographic and demographic
o  Indebtedness of certain government                                                            information related to
   issuers whose securities may be held by       o   Mortgage-backed securities can              mortgage-backed securities
   the Fund, including the well-known                offer attractive returns
   Federal National Mortgage Association
   (Fannie Mae) and the Federal Home Loan
   Mortgage Corporation (Freddie Mac), is
   not entitled to the full faith and credit
   of the United States and is thus subject
   to the risk of default in the payment of
   interest and/or principal like the
   indebtedness of private issuers

o  Mortgage-backed securities (securities
   representing an interest in, or secured
   by, a pool of mortgages) involve risk of
   loss due to payments that occur earlier
   or later than expected.

JPMORGAN U.S. EQUITY FUNDS 64


                                                      PROSPECTUS NOVEMBER 1 2006

POTENTIAL RISKS                                  POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

Management choices
------------------------------------------------------------------------------------------------------------------------------------

o  A Fund could underperform its benchmark       o   A Fund could outperform its             o   The adviser focuses its active
   due to its securities and asset                   benchmark due to these same choices         management on securities
   allocation choices                                                                            selection, the area where it
                                                                                                 believes its commitment to
                                                                                                 research can most enhance returns
                                                                                                 and manage risks in a consistent
                                                                                                 way
------------------------------------------------------------------------------------------------------------------------------------

Foreign investments
------------------------------------------------------------------------------------------------------------------------------------
o  Currency exchange rate movements could        o   Favorable exchange rate movements       o   The Funds anticipate that total
   reduce gains or create losses                     could generate gains or reduce              foreign investments will not
                                                     losses                                      exceed 20% of total assets (30%
o  A Fund could lose money because of                                                            for Diversified Fund)
   foreign government actions, political         o   Foreign investments, which
   instability or lack of adequate and               represent a major portion of the        o   The Funds actively manage the
   accurate information                              world's securities, offer                   currency exposure of their
                                                     attractive potential performance            foreign investments relative to
o  Currency and investment risks tend to be          and opportunities for                       their benchmarks, and may hedge
   higher in emerging markets; these markets         diversification                             back into the U.S. dollar from
   also present higher liquidity and                                                             time to time (see also
   valuation risks                               o   Emerging markets can offer higher           "Derivatives"); these currency
                                                     returns                                     management techniques may not be
                                                                                                 available for certain emerging
                                                                                                 markets investments

 Illiquid holdings
------------------------------------------------------------------------------------------------------------------------------------
o  Each Fund could have difficulty valuing       o   These holdings may offer more           o   No Fund may invest more than 15%
   these holdings precisely                          attractive yields or potential              of net assets in illiquid
                                                     growth than comparable widely               holdings
o  Each Fund could be unable to sell these           traded securities
   holdings at the time or price it desires                                                  o   To maintain adequate liquidity to
                                                                                                 redemptions, each Fund may hold
                                                                                                 quality short-term securities
                                                                                                 (including repurchase agreements)
                                                                                                 and, for temporary or
                                                                                                 extraordinary purposes, may
                                                                                                 borrow from banks up to 33-1/3% of
                                                                                                 the value of its total assets
                                                                                                 including drawing on a line of
                                                                                                 credit

                                                   JPMORGAN U.S. EQUITY FUNDS 65


Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative
Fund's annual report, which is available upon request.

Institutional Class
--------------------------------------------------------------------------------

                                                                               Investment operations
                                                                  -------------------------------------------
                                                                                   Net realized
                                                     Net asset          Net       and unrealized
                                                       value,       investment         gains        Total from
                                                      beginning        income       (losses) on     investment
                                                     of period         (loss)       investments     operations
---------------------------------------------------------------------------------------------------------------

Disciplined Equity Fund
January 1, 2006 through June 30, 2006 (d)           $   15.15       $   0.12(h)       $   0.17        $   0.29
Year Ended December 31, 2005                            14.78           0.19(h)           0.37            0.56
Year Ended December 31, 2004                            13.49           0.22              1.28            1.50
Year Ended December 31, 2003                            10.55           0.18              2.92            3.10
Year Ended December 31, 2002                            14.19           0.13(h)          (3.63)          (3.50)
June 1, 2001 through December 31, 2001 (e)              15.65           0.07(h)          (1.44)          (1.37)

Diversified Fund
January 1, 2006 through June 30, 2006 (d)               14.05           0.18(h)           0.21            0.39
Year Ended December 31, 2005                            13.74           0.29(h)           0.33            0.62
Year Ended December 31, 2004                            12.80           0.25(h)           0.96            1.21
Year Ended December 31, 2003                            10.76           0.19(h)           2.07            2.26
Year Ended December 31, 2002                            12.65           0.25(h)          (1.89)          (1.64)
July 1, 2001 through December 31, 2001 (f)              13.20           0.14(h)          (0.50)          (0.36)

Mid Cap Value Fund
Period Ended June 30, 2006 (d)                          23.58           0.20              1.32            1.52
Year Ended December 31, 2005                            22.30           0.24(h)           1.86            2.10
Year Ended December 31, 2004                            18.77           0.17(h)           3.77            3.94
Year Ended December 31, 2003                            14.52           0.17(h)           4.27            4.44
Year Ended December 31, 2002                            14.14           0.15(h)           0.30            0.45
October 1, 2001 to December 31, 2001 (g)                13.47           0.03(h)           1.48            1.51
Year Ended September 30, 2001                           13.06           0.15(h)           1.28            1.43

                                                                               Per share operating performance
                                                    ----------------------------------------------------------
                                                                         Distributions
                                                    -----------------------------------------------------------
                                                        Net            Net
                                                    investment      realized       Return of         Total
                                                      income          gains         Capital      distributions
---------------------------------------------------------------------------------------------------------------

Disciplined Equity Fund
January 1, 2006 through June 30, 2006 (d)           $  (0.11)       $    --         $   --          $  (0.11)
Year Ended December 31, 2005                           (0.19)            --             --             (0.19)
Year Ended December 31, 2004                           (0.21)            --             --             (0.21)
Year Ended December 31, 2003                           (0.16)            --             --(i)          (0.16)
Year Ended December 31, 2002                           (0.14)            --             --             (0.14)
June 1, 2001 through December 31, 2001 (e)             (0.09)            --             --             (0.09)

Diversified Fund
January 1, 2006 through June 30, 2006 (d)              (0.19)            --             --             (0.19)
Year Ended December 31, 2005                           (0.31)            --             --             (0.31)
Year Ended December 31, 2004                           (0.27)            --             --             (0.27)
Year Ended December 31, 2003                           (0.22)            --             --             (0.22)
Year Ended December 31, 2002                           (0.25)            --             --             (0.25)
July 1, 2001 through December 31, 2001 (f)             (0.19)            --             --             (0.19)

Mid Cap Value Fund
Period Ended June 30, 2006 (d)                            --              --            --                --
Year Ended December 31, 2005                           (0.21)          (0.61)           --             (0.82)
Year Ended December 31, 2004                           (0.10)          (0.31)           --             (0.41)
Year Ended December 31, 2003                           (0.08)          (0.11)           --             (0.19)
Year Ended December 31, 2002                           (0.06)          (0.01)           --             (0.07)
October 1, 2001 to December 31, 2001 (g)               (0.09)          (0.75)           --             (0.84)
Year Ended September 30, 2001                          (0.15)          (0.87)           --             (1.02)

---------------
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d) The Fund changed its fiscal year end from December 31 to June 30.
(e) The Fund changed its fiscal year end from May 31 to December 31.
(f) The Fund changed its fiscal year end from June 30 to December 31.
(g) The Fund changed its fiscal year end from September 30 to December 31.
(h) Calculated based upon average shares outstanding.
(i) Amount rounds to less than $0.01.
(j) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(k) Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in The Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of
    The Disciplined Equity Portfolio.
(l) Prior to September 10, 2001, the Diversified Fund invested all of its investable assets in The Diversified Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The
    Diversified Portfolio.

JPMORGAN U.S. EQUITY FUNDS 66


                                                      PROSPECTUS NOVEMBER 1 2006

--------------------------------------------------------------------------------

                                                                  Ratios/Supplemental data
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Ratios to average net assets (a)
                                                            --------------------------------------------------
                                              Net assets                      Net              Expenses
                   Net asset       Total        end of                    investment       without waivers,        Portfolio
  Redemption      value, end      return        period          Net         income          reimbursements         turnover
     fees          of period      (b)(c)        (000's)      expenses       (loss)       and earnings credits      rate (b)
-----------------------------------------------------------------------------------------------------------------------------

   $    --(i)      $  15.33         1.89%     $  219,916        0.45%         1.54%              0.54%                 34%
        --            15.15         3.84         310,294        0.45          1.31                0.52                 44
        --            14.78        11.23         341,641        0.45          1.52                0.60                 49
        --            13.49        29.60         418,000        0.45          1.24                0.60                 77
        --            10.55       (24.76)        924,000        0.45          1.09                0.65                 74
        --            14.19        (8.73)      1,162,000        0.45          0.86                0.60                 33(k)
        --            14.25         2.76         208,490        0.65          2.50                1.02                127
        --            14.05         4.54         309,942        0.65          2.09                0.88                214
        --            13.74         9.55         258,665        0.65          1.90                0.94                242
        --            12.80        21.20         281,000        0.65          1.68                0.93                210
        --            10.76       (13.00)        255,000        0.65          1.98                0.91                232
        --            12.65        (2.71)        505,000        0.65          2.21                0.87                107(l)
        --            25.10         6.45       2,009,351        0.75          1.65                0.99                 20
        --            23.58         9.42       1,915,393        0.75          1.02                0.98                 45
        --            22.30        20.99       1,215,000        0.75          0.83                1.05                 41
        --            18.77        30.62         334,000        0.75          1.00                1.07                 32
        --            14.52         3.23          59,000        0.75          1.01                1.22                 51
        --            14.14        11.30           4,000        0.75          0.94                3.30(j)              15
        --            13.47        11.19           4,000        0.75          1.07                3.25(j)              98

                                                   JPMORGAN U.S. EQUITY FUNDS 67


Financial Highlights
                                                                       CONTINUED

Institutional Class (continued)
--------------------------------------------------------------------------------

                                                                               Investment operations
                                                                  -------------------------------------------
                                                                                   Net realized
                                                     Net asset          Net       and unrealized
                                                       value,       investment         gains        Total from
                                                      beginning        income       (losses) on     investment
                                                     of period         (loss)       investments     operations
---------------------------------------------------------------------------------------------------------------

Small Cap Growth Fund
Year Ended June 30, 2006                            $   12.77       $  (0.03)          $   2.07        $   2.04
February 19, 2005 (d) to June 30, 2005                  12.57          (0.01)              0.21            0.20

U.S. Equity Fund (e)
January 1, 2006 through June 30, 2006 (f)               10.98           0.07(h)            0.29            0.36
Year Ended December 31, 2005                            10.97           0.12(h)            0.17            0.29
Year Ended December 31, 2004                             9.99           0.12(h)            0.97            1.09
Year Ended December 31, 2003                             7.61           0.09(h)            2.38            2.47
Year Ended December 31, 2002                            10.44           0.06              (2.82)          (2.76)
June 1, 2001 through December 31, 2001 (g)              11.12           0.03(h)           (0.66)          (0.63)

U.S. Small Company Fund
January 1, 2006 to June 30, 2006 (f)                    12.93           0.01               0.96            0.97
Year Ended December 31, 2005                            13.77           0.05(h)            0.56            0.61
Year Ended December 31, 2004                            13.88             --(h)            1.89            1.89
Year Ended December 31, 2003                             9.95           0.04(h)            3.94            3.98
Year Ended December 31, 2002                            12.57           0.05              (2.61)          (2.56)
June 1, 2001 to December 31, 2001 (g)                   13.34           0.05(h)           (0.78)          (0.73)
Year Ended May 31, 2001                                 15.11           0.08               0.03            0.11

Value Advantage Fund
Period Ended June 30, 2006 (f)                          15.83           0.25(h)            1.08            1.33
March 1, 2005 (d) to December 31, 2005                  15.00           0.11               0.99            1.10

Value Opportunities Fund
January 1, 2006 to June 30, 2006 (f)                    17.14           0.17               0.67            0.84
Year Ended December 31, 2005 (d)                        17.00           0.28               0.42            0.70

                                                              Per share operating performance
                                                 --------------------------------------------
                                                                 Distributions
                                                 --------------------------------------------
                                                        Net            Net
                                                    investment      realized       Total
                                                      income          gains    distributions
---------------------------------------------------------------------------------------------

Small Cap Growth Fund
Year Ended June 30, 2006                            $    --        $  (2.58)      $  (2.58)
February 19, 2005 (d) to June 30, 2005                   --              --             --

U.S. Equity Fund (e)
January 1, 2006 through June 30, 2006 (f)              (0.07)            --          (0.07)
Year Ended December 31, 2005                           (0.12)         (0.16)         (0.28)
Year Ended December 31, 2004                           (0.11)            --          (0.11)
Year Ended December 31, 2003                           (0.09)            --          (0.09)
Year Ended December 31, 2002                           (0.07)            --          (0.07)
June 1, 2001 through December 31, 2001 (g)             (0.03)         (0.02)         (0.05)

U.S. Small Company Fund
January 1, 2006 to June 30, 2006 (f)                      --             --             --
Year Ended December 31, 2005                           (0.03)         (1.42)         (1.45)
Year Ended December 31, 2004                              --          (2.00)         (2.00)
Year Ended December 31, 2003                           (0.05)            --          (0.05)
Year Ended December 31, 2002                           (0.06)            --          (0.06)
June 1, 2001 to December 31, 2001 (g)                  (0.04)            --          (0.04)
Year Ended May 31, 2001                                (0.09)         (1.79)         (1.88)

Value Advantage Fund
Period Ended June 30, 2006 (f)                            --             --             --
March 1, 2005 (d) to December 31, 2005                 (0.09)         (0.18)         (0.27)

Value Opportunities Fund
January 1, 2006 to June 30, 2006 (f)                      --             --             --
Year Ended December 31, 2005 (d)                       (0.25)         (0.31)         (0.56)

---------------
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d) Commencement of offering of class of shares.
(e) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.
(f) The Fund changed its fiscal year end from December 31 to June 30.
(g) The Fund changed its fiscal year end from May 31 to December 31.
(h) Calculated based upon average shares outstanding.
(i) Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S.
    Equity Portfolio.
(j) Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of
    U.S. Small Company Portfolio.

JPMORGAN U.S. EQUITY FUNDS 68


                                                      PROSPECTUS NOVEMBER 1 2006

--------------------------------------------------------------------------------

                                                         Ratios/Supplemental data
                             --------------------------------------------------------------------------------
                                                     Ratios to average net assets (a)
                                            --------------------------------------------------
                              Net assets                      Net              Expenses
  Net asset       Total         end of                    investment       without waivers,        Portfolio
 value, end       return        period          Net         income          reimbursements         turnover
  of period       (b)(c)        (000's)      expenses       (loss)       and earnings credits      rate (b)
-------------------------------------------------------------------------------------------------------------

 $     12.23       17.42%      $ 62,362         0.85%        (0.42)%              0.99%                97%
       12.77        1.59         56,395         0.85         (0.37)               1.07                 57
       11.27        3.31        221,627         0.64          1.22                0.72                 85
       10.98        2.62        208,614         0.64          1.12                0.67                 83
       10.97       10.96         63,670         0.64          1.20                0.74                 82
        9.99       32.63         76,000         0.64          0.91                0.76                101
        7.61      (26.50)        79,000         0.64          0.74                0.77                 83
       10.44       (5.63)        90,000         0.65          0.55                0.70                 48(i)
       13.90        7.50         54,551         0.83          0.37                1.02                 22
       12.93        4.34         46,690         0.83          0.39                0.98                 32
       13.77       13.82         92,000         0.83            --                0.97                129
       13.88       40.03        183,000         0.83          0.33                0.95                 78
        9.95      (20.36)       214,000         0.83          0.41                0.93                 90
       12.57       (5.50)       269,000         0.82          0.57                0.86                 48(j)
       13.34        0.94        410,000         0.82          0.54                0.82                110(j)
       17.16        8.40            773         0.75          3.03                1.25                 55
       15.83        7.32             20         0.75          0.87                3.01                 90
       17.98        4.90        704,001         0.64          1.93                0.84                 42
       17.14        4.11        568,515         0.65          1.64                0.84                 70

                                                   JPMORGAN U.S. EQUITY FUNDS 69

Appendix A--Legal Proceedings and
     Additional Fee and Expense Information

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
               AFFECTING THE JPMTII FUND AND FUNDS THAT ACQUIRED
                 ASSETS FROM A FORMER SERIES OF ONE GROUP FUNDS

On February 18, 2005, Diversified Fund and U.S. Equity Fund each acquired the assets and liabilities of a series of One Group Mutual Funds (now known as
JPMorgan Trust II). As a result of that acquisition of assets and liabilities, the following disclosure is applicable to any JPMTII Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One
Investment Advisors Corporation ("BOIA"), now known as JPMorgan Investment
Advisors Inc., entered into agreements with the Securities and Exchange
Commission (the "SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of
$50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September
2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States
District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict
Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group
Services Company (the JPMTII Funds' former distributor), Banc One High Yield
Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPMTII and BOIA, certain current and former Trustees and One Group
Mutual Funds, the predecessor to JPMTII. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties,
(iii) unjustly enriched themselves, (iv) breached fund-related contracts, and
(v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees have been dismissed by the United States District Court in
Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition to the lawsuits described above, on August 30, 2005, the
Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan
Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws.
The order generally relates to the same facts that were the subject of the SEC
Order and NYAG settlement discussed above.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

JPMORGAN U.S. EQUITY FUNDS 70

                                                      PROSPECTUS NOVEMBER 1 2006

Annual and Cumulative Expense Examples
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management
Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June
30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates
as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee
Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity
Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMTII) and JPMorgan U.S. Equity Fund (the successor by merger to the
One Group Diversified Equity Fund and a series of JPMTI) are subject to a
Reduced Rate. The Reduced Rate on various classes of those Funds were implemented on September 27, 2004 and will remain in place at least through June
30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net
Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the
Funds and JPMIM and/or its affiliates, as applicable.

                                                             Net         Gross
                                                           Expense      Expense
Reduced Rate Fund                     Class                 Ratio        Ratio
--------------------------------------------------------------------------------

U.S. Equity                        Institutional            0.64%        0.72%

                                                             Net         Gross
                                                           Expense      Expense
Non-Reduced Rate Fund                 Class                 Ratio        Ratio
--------------------------------------------------------------------------------

Diversified Fund                   Institutional            0.65%        1.02%
Small Cap Growth Fund              Institutional            0.85         0.99

                                                   JPMORGAN U.S. EQUITY FUNDS 71


Appendix A--Legal Proceedings and Additional Fee and Expense Information
                                                                       CONTINUED

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

o  On 11/1/06, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

o  Your investment has a 5% return each year;

o  The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

o  At the time of purchase, any applicable initial sales charges (loads) are deducted; and

o  There is no sales charge (load) on reinvested dividends.

o  The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if
Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual
Costs."

Your actual costs may be higher or lower than those shown.

Reduced Rate Fund

JPMorgan U.S. Equity Fund

                                           Institutional Class
                   -------------------------------------------------------------
                                          Gross             Net            Net
                           Annual       Cumulative       Cumulative      Annual
Period Ended               Costs          Return          Return         Return
--------------------------------------------------------------------------------

October 31, 2007           $ 65             5.00%           4.36%          4.36%
October 31, 2008             77            10.25            8.83           4.28
October 31, 2009             80            15.76           13.48           4.28
October 31, 2010             83            21.55           18.34           4.28
October 31, 2011             87            27.63           23.41           4.28
October 31, 2012             91            34.01           28.69           4.28
October 31, 2013             95            40.71           34.20           4.28
October 31, 2014             99            47.75           39.94           4.28
October 31, 2015            103            55.13           45.93           4.28
October 31, 2016            107            62.89           52.17           4.28

JPMORGAN U.S. EQUITY FUNDS 72


                                                      PROSPECTUS NOVEMBER 1 2006

Non-Reduced Rate Funds

JPMorgan Diversified Fund

                                           Institutional Class
                   -------------------------------------------------------------
                                          Gross             Net            Net
                           Annual       Cumulative       Cumulative      Annual
Period Ended               Costs          Return          Return         Return
--------------------------------------------------------------------------------

October 31, 2007           $ 66             5.00%           4.35%          4.35%
October 31, 2008            109            10.25            8.50           3.98
October 31, 2009            113            15.76           12.82           3.98
October 31, 2010            117            21.55           17.31           3.98
October 31, 2011            122            27.63           21.98           3.98
October 31, 2012            127            34.01           26.84           3.98
October 31, 2013            132            40.71           31.88           3.98
October 31, 2014            137            47.75           37.13           3.98
October 31, 2015            143            55.13           42.59           3.98
October 31, 2016            148            62.89           48.27           3.98

JPMorgan Small Cap Growth Fund

                                           Institutional Class
                   -------------------------------------------------------------
                                          Gross             Net            Net
                           Annual       Cumulative       Cumulative      Annual
Period Ended               Costs          Return          Return         Return
--------------------------------------------------------------------------------

October 31, 2007           $ 87             5.00%           4.15%          4.15%
October 31, 2008            105            10.25            8.33           4.01
October 31, 2009            109            15.78           12.67           4.01
October 31, 2010            114            21.55           17.19           4.01
October 31, 2011            118            27.63           21.89           4.01
October 31, 2012            123            34.01           26.78           4.01
October 31, 2013            128            40.71           31.85           4.01
October 31, 2014            133            47.75           37.15           4.01
October 31, 2015            138            55.13           42.65           4.01
October 31, 2016            144            62.89           48.37           4.01

                                                   JPMORGAN U.S. EQUITY FUNDS 73

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

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies.
They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at
1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that
Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except for the Mid Cap
Value Fund, Small Cap Growth Fund and Value Opportunities Fund is 811-21295.

Investment Company Act File No. for the Mid Cap Value Fund is 811-08189.

Investment Company Act File No. for the Small Cap Growth Fund is 811-4236.

Investment Company Act File No. for the Value Opportunities Fund is 811-4321.

(C)JPMorgan Chase & Co. All Rights Reserved. November 2006.

PR-EQI-1106

JPMorgan Funds
JPMorgan Value Opportunities Fund, Inc.

Part B

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2006
1101 Vermont Avenue, NW
Washington, D.C. 20005
(202) 842-5665
(800)972-9274

JP Morgan Value Opportunities Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital appreciation. This Statement of Additional Information (“SAI”) relating to the Fund is not a prospectus and should be read in conjunction with the Fund's prospectuses dated November 1, 2006 (“Prospectuses”), as supplemented from time to time. The Fund’s Annual Report dated June 30, 2006 is incorporated by reference into the Statement of Additional Information. Copies of the Fund's Prospectus, Annual Report and Semi-Annual Report are available, without charge, upon request by writing or calling the Secretary of the Fund at the above address and phone number.

The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants’ Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS”), the Fund’s distributor at PO BOX 711235, Columbus, OH 43271-1235.

For more information about the Fund or the Financial Statements, simply write or call:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528
1-800-480-4111
__________________________

JPMorgan Distribution Services, Inc.
Distributor

Washington Management Corporation
Business Manager

J.P. Morgan Investment Management Inc.
Adviser

SAI-VO-1106

GENERAL INFORMATION

JPMorgan Value Opportunities Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital appreciation. The Fund was incorporated under the laws of the State of Maryland on May 24, 1985. The Fund operated as The Growth Fund of Washington until December 31, 2001 with a different investment objective, a different investment adviser and different investment policies. The Fund offers four classes of shares: Class A, Class B, Class C and Institutional.

Washington Management Corporation, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), is the Fund's business manager (the “Business Manager”). J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), a wholly-owned subsidiary of J.P. Morgan Chase & Co. (“JPMorgan Chase”), is the Fund's Investment Adviser. JPMIM became the Fund’s investment adviser on December 31, 2001. JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.), a wholly-owned subsidiary of JPMorgan Chase, is the distributor (“JPMDS” or the “Distributor”) of the Fund's shares.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other government agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower that the amount originally invested by the investor.

 INVESTMENT STRATEGIES AND POLICIES
  Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.
Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements).

Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposits. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Fund may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which the Fund could purchase certificates of deposit.
The Fund will not invest in obligations for which the Fund's Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Fund maintain demand deposits at its affiliated custodian, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank").

  Commercial Paper

Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Fund may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, the Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See "Variable and Floating Rate Instruments" below.
The Fund may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.
  Convertible Securities

Subject to the Fund's investment restrictions, objective and strategy, the Fund may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.
The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.
Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for the Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, the Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.
  Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company's capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, the Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Risks Associated with Initial Public Offerings (IPOs).  The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
  Foreign Investments (Including Foreign Currencies)

The Fund may invest in certain obligations or securities of foreign issuers. For purposes of a the Fund’s investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:
Political and Exchange Risks.   Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.
Higher Transaction Costs.   Foreign investments may entail higher custodial fees and sales commissions than domestic investments.
Accounting and Regulatory Differences.   Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.
Currency Risk.   Foreign securities are typically denominated in foreign currencies. The value of the Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations.
Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by the Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategies to achieve its investment objective may depend, to a certain extent, on exchange rate movements.
In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

  Investment Company Securities and Exchange Traded Funds

Investment Company Securities. The Fund may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.
The 1940 Act’s limits summarized above do not apply to the Fund to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. The SEC has granted an exemptive order permitting the Fund to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Fund’s Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees. In addition, under SEC Rule 12d1-1, the Funds may invest in both affiliated and unaffiliated money market funds without limit subject to the acquiring Funds investment policies and restrictions and the conditions of the rule.

Pursuant to exemptive rules under the 1940 Act effective as of July 31, 2006, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund's investment policies and (3) affiliated or unaffiliated money market funds as part of "cash sweep" arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A fund investing in affiliated funds under these new rules could not invest in a fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(f) and (g) of the 1940 Act.

Exchange Traded Funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country.
ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.
ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.
The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Fund may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.
Unless permitted by the 1940 Act or an order or rule issued by the SEC, the Fund’s investments in unaffiliated ETFs are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies.
SEC exemptive orders granted to various iShares funds (which are ETFs) and other ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

  Miscellaneous Investment Strategies and Risks

Borrowings. The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Certain types of investments are considered to be borrowings under precedents issued by the Securities and Exchange Commission (the "SEC"). Such investments are subject to the limitations as well as asset segregation requirements. In addition, the Fund may enter into Interfund Lending Arrangements. Please see "Interfund Lending".

Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from the other JPMorgan Funds through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another JPMorgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. The Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Master Limited Partnerships. Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed. These various products may be used to adjust the risk and return characteristics of the Fund’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of the Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
Unregistered securities may include Rule 144A securities, which are securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Fund’s Adviser and approved by the Board of Directors. The Board of Directors will monitor on a periodic basis the implementation of these guidelines by the Fund’s Adviser.
The Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Fund believes that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are quite liquid. The Fund intends, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Directors, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.
The ability of the Directors to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Directors. The Directors have directed the Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:
•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Directors may determine for purposes of the Fund’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:
•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•
The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by the Fund’s Adviser to be of equivalent quality;

•
The Fund’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•
The Fund’s Adviser shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Directors promptly if any such securities are no longer determined to be liquid if such determination causes the Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Directors to consider what action, if any, should be taken on behalf of the Fund, unless the Fund’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

The Fund’s Adviser shall report to the Board of Directors on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

  Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Fund’s Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (CMOS and REMICS). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments).
Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:
•	various governmental agencies such as the Government National Mortgage Association ("Ginnie Mae");

•	government-related organizations such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); and

•
non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities.   Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities.   Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities.   Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.
Fannie Mae REMIC Certificates.   Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates.   Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates.   Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.
CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Mortgage Dollar Rolls. When the Fund enters into mortgage dollar rolls, it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When the Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. The Fund benefits to the extent of:
•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of the Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon the Fund's Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk.   There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.
Interest Rate Sensitivity.   If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.
Market Value.   The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.
Prepayments.   Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.
Yield Characteristics.   The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Fund invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

Temporary Defensive Positions. To respond to unusual market conditions, the Fund may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Fund from meeting their investment objectives. The percentage of Fund assets that the Fund may invest in cash or cash equivalents is described in the Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Options and Futures Transactions The Fund may purchase and sell (a) exchange traded and over-the-counter (“OTC”) put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.
Subject to its investment objective and policies, the Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance. The Fund may not use future contracts and options for speculation.
Options and futures contracts may be used to manage the Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund’s return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund’s return. Certain strategies limit the Fund’s possibilities to realize gains, as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s turnover rate. The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.
The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets.

Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.
The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.
If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.
Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Engaging in Straddles and Spreads. In a straddle transaction, the Fund either buys a call and a put or sells a call and a put on the same security. In a spread, the Fund purchases and sells a call or a put. The Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits the Fund to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.
For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet creditworthiness standards approved by the Board of Directors. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.
Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.
When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. The Fund will earmark and reserve Fund assets, in cash or liquid securities, in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that earmarking and reservation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
The Fund only invests in futures contracts to the extent that it could invest in the underlying instrument directly.

Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.
The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are earmarked by the Fund and set aside by the Fund, as required by the 1940 Act and the SEC’s interpretations thereunder.

Combined Positions. The Fund may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.
Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit.
The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)
The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

limited financial resources;

infrequent or limited trading; and

more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

  Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser's credit guidelines. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund’s restrictions on purchases of illiquid securities. The Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.
The Fund may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite NRSROs. For these repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.
A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets.

  Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

  Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund will treat such instruments as illiquid, and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.

  Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a “net basis”, and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

The Fund’s Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of the Fund’s accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Fund’s Adviser and approved by the Directors which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (CDS), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security).
Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where the Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve the full notional amount of the CDS.
If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.
If the Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

  Treasury Receipts

The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

  U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS.

The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association ("Fannie Mae"), which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

  When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.
Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund’s assets equal to the amount of the purchase be earmarked and reserved to be used to pay for the commitment, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund's assets reserved for payment of the commitments will equal the amount of such commitments purchased by the Fund.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.
To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

Risk Management

The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Fund’s exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverages, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. The Fund’s portfolio turnover rate for the six month fiscal year ended June 30, 2006 was 42%. The Fund’s portfolio turnover rate for the 12 month fiscal years ended December 31 was 70% for fiscal 2005 and 41% for fiscal 2004. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See “Distributions and Tax Matters” below.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund has adopted the following restrictions which, together with its investment objective, are its fundamental policies. These fundamental policies cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. The Act defines "majority" as the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund’s fundamental investment restrictions are:

(1): The Fund may not borrow money, except to the extent permitted by applicable law.

(2): The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.

(3): The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or instruments issued by issuers that invest in real estate.

(4): The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(5): The Fund may make loans to other persons, in accordance with the Fund’s investment objective and policies to the extent permitted by applicable law.

(6): The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

(7): The Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

(8): The Fund may not make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act of 1940.

Non-Fundamental Investment Restrictions

The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation, or regulatory policy.

The Fund may not:

(a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

(b) purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

(c) invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto;

(d) pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets; or

(e) acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification, if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

MANAGEMENT OF THE FUND
NAME POSITION WITH FUND YEAR OF BIRTH	YEAR FIRST ELECTED A DIRECTOR*1*	PRINCIPAL OCCUPATION*2*	OTHER DIRECTORSHIPS HELD BY DIRECTOR *3*
Independent Directors
Cyrus A. Ansary Chairman of the Board (Independent and non-executive) 1933	1985	President, Investment Services International, LLC (private investment company for various operating entities)	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
Daniel J. Callahan III Director 1932	2001	Vice Chairman and Treasurer, The Morris and Gwendolyn Cafritz Foundation	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
R. Clark Hooper Director 1946	2005	President, The Dumbarton Group LLC (securities industry consulting); former Executive Vice President - Policy and Oversight, NASD	American Funds Group (18 portfolios)
James C. Miller III Director 1942	2001	Senior Advisor, Blackwell Sanders Pepin Martin LLP; Former Chairman, The CapAnalysis Group of Howrey, LLP; former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; FLYi, Inc.; Washington Mutual Investors Fund
Katherine D. Ortega Director 1934	2003	Former Treasurer of the United States	The American Funds Tax-Exempt Series I; The Kroger Co.; Rayonier, Inc.; and Washington Mutual Investors Fund
J. Knox Singleton Director 1948	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors
James H. Lemon, Jr. Vice Chairman of the Board 1936	1985	Chairman & Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
Jeffrey L. Steele President and Director 1945	2001	Director & President, Washington Management Corporation	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund

The address for all Directors is the Office of the Fund, 1101 Vermont Avenue, Suite 600, Washington, DC 20005.

*1*Directors serve until their resignation, removal or retirement.
*2* Reflects current principal occupation and principal employment during the past 5 years. Corporate positions may have changed during the period.
*3* This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than for the Fund). No Director serves as a director for any other fund in the JPMorgan fund complex.
.

DIRECTOR COMPENSATION AND FUND OWNERSHIP
NAME	AGGREGATE COMPENSATION*1* FROM THE FUND*2* DURING FISCAL YEAR ENDED DECEMBER 31, 2005	AGGREGATE DOLLAR RANGE*3* OF SHARES OWNED IN THE FUND AS OF DECEMBER 31, 2005
Independent Directors
Cyrus A. Ansary	$3,600	More than $100,000
Daniel J. Callahan III	$3,200	$50,001-100,000
R. Clark Hooper	$400 *4*	None
James C. Miller III	$2,800	$10,001 -50,000
Katherine D. Ortega	$3,600	$10,001 -50,000
J. Knox Singleton	$2,400	$10,001 -50,000
Interested Directors
James H. Lemon, Jr.	None	More than $100,000
Jeffrey L. Steele	None	$50,001-100,000
*1* The Fund currently pays each “independent” director an attendance fee of $400 for each Board of Directors meeting and $400 for each committee meeting attended. No compensation is paid by the Fund to any Director who is a director, officer, or employee of the Business Manager, Investment Adviser or their affiliates.
*2* No director serves on any other fund board in the JPMorgan fund complex. None has any pension or retirement benefit from the Fund.
*3* Ownership disclosure is made using the following ranges: none; $1-10,000; $10,001-50,000; $50,001-100,000; and more than $100,000.
*4* Ms. Hooper began service as a director on December 15, 2005.

The Fund has an Audit Committee composed of Katherine D. Ortega (Chair), Cyrus A. Ansary, R. Clark Hooper, and James C. Miller III, none of whom are considered “interested persons” of the Fund within the meaning of the 1940 Act (“independent directors”). The function of the Committee is the oversight of the Corporation’s accounting and financial reporting policies. The Committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board of Directors.

The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all other independent directors. The Committee’s functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

The Fund has a Proxy Committee composed of Daniel J. Callahan, R. Clark Hooper and Jeffrey L. Steele. The Committee’s functions include establishing and reviewing procedures and policies for voting proxies of companies held in the Fund’s portfolio, making determinations with regard to certain contested proxy voting issues and discussing related current issues.

There were five Board of Directors meetings, two Audit Committee meetings, two Governance Committee meetings and one Proxy Committee meeting during the fiscal year ended December 31, 2005. There were two Board of Directors meetings, one Audit Committee meeting and one Governance Committee meeting during the six month fiscal year ended June 30, 2006.

OTHER FUND OFFICERS

NAME (POSITION WITH FUND)*1* AGE YEAR OF BIRTH	PRINCIPAL OCCUPATION*2*	OFFICER CONTINUOSLY SINCE
Michael W. Stockton (Vice President, Treasurer, Chief Financial Officer and Assistant Secretary) 1967	Director, Senior Vice President, Secretary and Treasurer, Washington Management Corporation	1993
Burton L. Raimi (Secretary) 1938	Vice President and General Counsel, Washington Management Corporation; formerly Shareholder, law offices of Burton L. Raimi, P.A. (2003-2005), and McCaffrey & Raimi, P.A. (1994-2003)	2005
Stephen Hartwell (Executive Vice President) 1915	Chairman, Washington Management Corporation	1985
Lois A. Erhard (Vice President) 1952	Vice President, Washington Management Corporation	1987
Jennifer L. Butler (Assistant Secretary) 1966	Vice President and Assistant Secretary, Washington Management Corporation; former Specialist, Fund Administration, Pacific Investment Management Corporation	2005
J. Lanier Frank (Assistant Vice President) 1961	Assistant Vice President, Washington Management Corporation	1995
Ashley L. Shaw *3* (Assistant Secretary) 1969	Vice President and General Counsel, Washington Management Corporation; Attorney/ former Law Clerk	2000

The address for all Officers is the Office of the Fund, 1101 Vermont Avenue, Suite 600, Washington, DC 20005.
*1* Officers hold office until their respective successors are elected, or until they resign or are removed.
*2* Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
*3* Ashley L. Shaw is the daughter of James H. Lemon, Jr.

Directors of the Fund, acting on behalf of shareholders, direct and coordinate the Fund's overall policies and have retained the services of the Business Manager and Adviser to operate the Fund.
CODES OF ETHICS

The Fund, the Business Manager, JPMDS and JPMIM have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to the Investment Advisers Act of 1940 with respect to JPMIM). Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as described in the applicable JPMorgan Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by an investment company advised by JPMIM subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such tern us defined in the applicable JPMorgan Fund’s Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the JPMorgan Funds subject to the policies and restrictions in such code of ethics.

PROXY VOTING PROCEDURES AND GUIDELINES

The Fund’s Board of Directors oversees the voting of proxies of shares held by the Fund and has appointed a Committee on Proxy Voting Procedures to assist it. Members of the Committee are Ms. Hooper and Messrs. Callahan and Steele. The Board has authorized the President of the Fund (the “Voting Officer”) to vote individual proxies and has approved “proxy voting procedures and policy” (the “Guidelines”) which are used by the Voting Officer in deciding how to vote on particular matters. The Guidelines provide to the Voting Officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The Guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the Voting Officer determines to be in the best interests of the Fund and its shareholders.

The Guidelines provide that generally the Voting Officer should vote against (i) defensive anti-takeover measures, (ii) staggered boards of directors, (iii) measures calling for the creation of special classes of shares with extra voting power and (iv) proposals that provide, in the judgment of the Voting Officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The Guidelines also provide that the Voting Officer should vote in favor of proposals to expense stock options for financial reporting purposes.

The Guidelines provide that the Voting Officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company’s shareholders. Finally, the Guidelines provide, as a general policy matter, that the Voting Officer should vote in support of corporate management on routine, non-controversial matters, but that the Voting Officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the Fund and its shareholders.

If the Voting Officer is aware of any conflict of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund’s investment adviser or any affiliated person of the Fund or its adviser, on the other hand, the Voting Officer will discuss and resolve that conflict of interest with a member of the Committee on Proxy Voting Procedures.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended each June 30, is available, (i) at www.jpmorganfunds.com or (ii) on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to the Fund’s portfolio holdings disclosure policy, no sooner than 30 days after month end, the Fund will make available to the public, upon request to the Fund (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

The Fund’s publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive the Fund’s portfolio holdings information on such basis and, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Standard & Poor’s	Monthly	30 days after month end
Vickers Stock Research Group	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper Inc.	Monthly	30 days after month end
Thompson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Private Bank / JPMorgan Private Client Services	Monthly	30 days after month end

In addition, certain service providers to the Fund or the Adviser and affiliates, Business Manager, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing. (released weekly one day after trade date). When the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and therefore the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. The Fund’s Directors will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

INVESTMENT ADVISORY AND OTHER SERVICES

J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc. (which is a wholly-owned subsidiary of JPMorgan Chase), acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Directors may determine, JPMIM is responsible for investment decisions for the Fund. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, NY 10167.

Pursuant to the terms of the Advisory Agreement, JPMIM provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund’s assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

The investment advisory services the Adviser provides to the Fund is not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See “Portfolio Transactions.”

Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting, recordkeeping and administrative services to the Fund. See “Shareholder Servicing” and “Custodian” sections.

As compensation for services rendered to the Fund, the Fund pays the Adviser a fee, computed daily and paid monthly, of .500% per annum on the Fund's average daily net assets.

Washington Management Corporation acts as business manager to the Fund pursuant to a Business Management Agreement (the “Business Management Agreement”). The primary function of the Business Manager is to oversee the various services and operations of the Fund. The Business Manager provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance. The Business Manager provides similar services to other mutual funds.

The Fund pays the Business Manager, as compensation for services rendered to the Fund, a fee computed daily and paid monthly, of .175% per annum on the Fund's average daily net assets.

During the six month fiscal period ended June 30, 2006, the Business Manager received a fee of $310,070 and the Adviser received a fee of $1,917,600. During the fiscal year ended December 31, 2005, the Business Manager received a fee of $504,306 and the Adviser received a fee of $2,851,600. During the fiscal year ended December 31, 2004, the Business Manager received a fee of $35,122 and the Investment Adviser received a fee of $165,265.
The Advisory Agreement and Business Management Agreement are subject to annual approval by (i) the Board of Directors of the Fund or (ii)vote of a majority (as defined in the Act) of the outstanding shares of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was last approved by shareholders at a meeting on December 5, 2001 and was last approved at an in person meeting by the Board of Directors (including a majority of the directors who are not “interested persons” of the Fund) on, February 23, 2006 following a meeting on February 23, 2006 of the Fund’s Governance Committee. The Business Management Agreement was last approved by shareholders at a meeting on April 29, 1991 and was last approved at an in person meeting by the Board of Directors (including a majority of the directors who are not “interested persons” of the Fund) on, February 23, 2006 following a meeting on February 23, 2006 of the Fund’s Governance Committee. The current Advisory and Business Management Agreements are effective through the year ending March 31, 2007. The Advisory and Business Management Agreements are each terminable without penalty on not less than 60 days' notice by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares. Each will terminate automatically in the event of its assignment.
The Fund’s Adviser, Distributor and Business Manager have a written agreement to waive or reimburse the Fund to the extent total operating expenses of the Institutional Share Class (excluding interest, taxes and extraordinary expenses) exceed 0.65% of average daily net assets through 4/30/07. Such waivers may also have the effect of lowering Class A, B and C expenses. During the six month fiscal period ended June 30, 2006, the Adviser waived no fees, the Business Manager waived $361,088 of its fees and the Distributor waived $335,787. During the fiscal year ended December 31, 2005 the Adviser waived $105,640, Business Manager waived $530,726 and the Distributor waived $419,175 of their respective fees. During the fiscal year ended December 31, 2004 the Adviser and Business Manager each waived $34,955 of their respective fees. Effective March 1, 2006, the parties above agreed to waive up to the full amount of their respective fees and/or reimburse expenses to the extent annual operating expenses of Class A, Class B and Class C shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59% and 1.59%, respectively, of their daily net assets through April 30, 2007. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

The Washington Management Corporation Foundation, a charitable foundation established by the Business Manager, located at 1101 Vermont Avenue, N.W., makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors and officers of the Fund, as well as all employees of the Business Manager and affiliates, may participate in a gift matching program sponsored by the Foundation.

PORTFOLIO MANAGERS OTHER ACCOUNTS MANAGED

The following tables show information regarding all of the other accounts managed by each portfolio manager of the Fund as of June 30, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Brad Frishberg	3	$1.84 billion	1	$144.0 million	6	$629 million
Alan Gutmann	3	$1.84 billion	1	$144.0 million	7	$629 million

POTENTIAL CONFLICTS OF INTERESTS

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment companies. The potential for conflicts of interest exists when the Adviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policy. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser and its affiliates may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Adviser or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objective.

JPMIM and/or its affiliates serve as advisor to the Fund, to the JPMorgan SmartRetirement Funds (collectively, the “JPMorgan SmartRetirement Funds”) and to the JPMorgan Investor Funds (collectively, the ‘Investor Funds”). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Fund. Because JPMIM is the adviser to the Fund and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the JPMorgan Funds. Purchases and redemptions of Fund shares by a SmartRetirement Fund or an Investor Fund due to reallocations or rebalancings may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase the Fund’s transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause the Fund’s expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of the Fund as well as knowledge of and a potential impact on investment strategies and techniques of the Fund.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with Fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMCS (JPMorgan Chase & Co.) Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the portfolios’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investments in the selected mutual funds.

OWNERSHIP OF SECURITIES

The following table indicates the dollar range of securities of each fund beneficially owned by the Portfolio’s lead portfolio managers as of June 30, 2006, the Funds’ most recent fiscal year end.

Aggregate Dollar Range of Securities in the Portfolio
	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Brad Frishberg					X
Alan Gutmann			X
DISTRIBUTOR

JPMDS serves as the Fund’s distributor and holds itself available to receive purchase orders for the Fund’s shares. In that capacity, JPMDS has been granted the right, as agent of the Fund, to solicit and accept orders for the purchase of shares of the Fund in accordance with the terms of the Distribution Agreement between the Fund and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.
Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect with respect to the Fund only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Directors of the Fund and a vote of the Directors who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, including a vote of a majority of the Directors who are not "interested persons" of the Fund, or by a vote of the holders of a majority of the Fund’s outstanding shares. Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group. Inc. served as the Fund’s distributor.

DISTRIBUTION PLANS

The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") pertaining to its Class A, Class B and Class C Shares of the Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the applicable Prospectus(es). The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finder's fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Fund and its investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of the Fund may also benefit the Fund’s other shares and other Funds. Anticipated benefits to the Fund that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulates a critical mass.

Class A Shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B and C Shares pay a Distribution Fee of up to 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and C Shares of up to 4.00% and 1.00%, respectively, of the purchase price of such shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and C Shares, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plans may be used to compensate broker-dealers with dealer service fees in an amount not to exceed 0.25% annualized of the average net asset values of Class A Shares or 0.25% annualized of the average net asset value of the Class B and C Shares maintained in the Fund by such broker-dealers' customers.

With respect to Class B Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B Shares in any one year will be accrued and paid by the Fund to JPMDS in fiscal years subsequent thereto. In determining whether to purchase Class B Shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B Shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan. Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of such Distribution Plan or in any agreement related to such plans ("Qualified Directors"). The Distribution Plans require that the Fund shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. A Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plans, and for the first two years such copies will be preserved in an easily accessible place. The table below sets forth the Distribution Fees paid to the Distributor for the fiscal periods indicated:

The total amount paid to the Distributor under the Class A Distribution Plan $92,291 for the six month fiscal period ended June 30, 2006, $156,331 for the fiscal year ended December 31, 2005 and $75,639 for the fiscal year ended December 31, 2004. Only actual expenses of the Distributor, categories of which have been pre-approved, can be reimbursed up to the limit of 0.25% of average daily net assets annually under such Plan. Those amounts were expended as follows and such expenditures were reviewed quarterly by the Fund's Board of Directors:

	Six Month Fiscal Year Ended 6/30/2006	Fiscal Year Ended 12/31/2005	Fiscal Year Ended 12/31/2004
Service fees to dealers	$89,238	$136,591	$66,398
Distributor’s Selling and Servicing Expenses	$3,053	$16,740	$9,241

The Fund’s Class B Distribution Plan had total plan expenses of $33,530 for the six month fiscal year ended June 30, 2006, $37,546 for fiscal year ended December 31, 2005, and $1,759 for fiscal year ended December 31, 2004. The Fund’s Class C Distribution Plan had total expenses of $29,799 for the six month fiscal year ended and $31,391 for the fiscal year ended December 31, 2005.

CUSTODIAN AND TRANSFER AGENT

JPMorgan Chase Bank, an affiliate of JPMIM, located at 3 Chase MetroTech Center, Brooklyn, New York, NY 11245 serves as the Fund's custodian and fund accounting agent. As Custodian, it maintains custody of Fund assets, settles portfolio purchases and sales, collects portfolio income, maintains general ledger and capital stock accounts and investment ledgers, prepares daily trial balances and calculates net asset values.

Boston Financial Data Services, Inc., (“BFDS” or “Transfer Agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

The Fund has entered into a shareholder servicing agreement, effective February 19, 2005, with JPMDS (“Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below or other related services (“Other Related Services”) as also described below.

“Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the fund to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Fund; and (h) providing other shareholder services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

“Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Fund for shares held for the benefit of shareholders; (e) forwarding communications from the Fund to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Fund’s website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

The shareholder servicing agreement, unless sooner terminated will continue until March 31, 2007. Thereafter, if not terminated, the shareholder servicing agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the shareholder servicing agreement or interested persons (as defined in the 1940 Act) of any such party. The shareholder servicing agreement may be terminated without penalty, or not less than 60 days’ prior written notice, by the Board of Directors or by JPMDS. The shareholder servicing agreement will also terminate automatically in the event of its assignment.

Under the shareholder servicing agreement, the Fund has agreed to pay JPMDS for these services a fee at an annual rate of up to 0.25% for Class A, Class B and Class C Shares and up to 0.10% for the Institutional Share Class Shares. These fees are expensed as a percentage of the average daily NAV of Fund shares owned by or for shareholders. JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreement with respect to the Fund on a month-to-month basis.

JPMDS may enter into services contracts with certain Financial Intermediaries under which it will pay all or a portion of the 0.25% or 0.10% annual fee, as applicable, to such entities for performing shareholder and administrative services. Prior to February 19, 2005, JPMorgan Chase Bank served as shareholder servicing agent to the Fund. The following amounts have been paid under the Shareholder Service Agreement for each share class for the most recent four fiscal year ends:

	6 months ended June 30, 2006	2005	2004	2003
Class A	$78,155	$114,488	N/A	N/A
Class B	$9,450	$12,515	$586	$297
Class C	$8,427	$10,464	N/A	N/A
Institutional	19,739	$520,233	N/A	N/A

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Fund or to their shareholders , since it will be paid by JPMDS.

JPMDS, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

EXPENSES

The Fund pays the expenses incurred in its operations. These expenses include: investment advisory and business management fees; the compensation of the independent Directors; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund’s custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Fund; insurance premiums; trade association dues and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM and Washington Management Corporation have agreed that they will waive fees or reimburse the Fund as described in the Prospectuses.

 FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Fund, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or the Financial Intermediary’s clients may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to the Fund or JPMDS.

The Fund has authorized one or more Financial Intermediary to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary, or if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

The Fund may also enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Fund. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Revenue Sharing Arrangements with Financial Institutions. Revenue sharing payments to financial institutions are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended June 30, 2006, JPMIM and JPMDS paid approximately $37.3 million for all of the JPMorgan Funds pursuant to their revenue sharing arrangements. Finder’s Fees. Financial Intermediaries who sell over $1 million of Class A shares of the Fund may receive a 1% finder’s fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of their redemption.

JPMDS reserves the right to alter or change the finders’ fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Advisor or Intermediary rather than charge a CDSC to the Plan.

JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

For the fiscal year ended June 30, 2006, the Adviser and JPMDS paid approximately $3,076,385 in finders’ fees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the Fund’s financial statements and assists in the preparation and/or review of the Fund’s federal and state income tax returns. Johnson, Lambert& Co. performed these services through the fiscal year ended December 31, 2001.

PURCHASES, REDEMPTIONS AND EXCHANGES

The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

An investor may buy shares in the Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing the Fund’s NAV, as described in the section entitled “Valuation”. This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with policies and procedures approved by the Board of Directors.

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Fund has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor’s percentage of the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

Exchange Privilege. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Fund may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

Redemptions. In general, shares of the Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. The Fund may suspend the right of redemption or postpone the date of payment for Shares for more than seven days when:

(a) trading on the New York Stock Exchange (the “Exchange”) is broadly restricted by the applicable rules and regulations of the SEC;

(b) the Exchange is closed for other than customary weekend and holiday closing;

(c) the SEC has by order permitted such suspension; or

(d) the SEC has declared a market emergency.

Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:
(i)	monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or
(ii)	quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

Additional Information about Class B and C Shares. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC period, as defined below.

Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the “CDSC Period”), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996 will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Funds within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares received by the Fund, or by a Financial Intermediary authorized to receive such orders, by the cut-off times indicated in the Fund’s Prospectuses will be processed at the NAV next calculated after the order is received by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to receive purchase, exchange and redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the Prospectuses to the Fund by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

Applicability of Excessive Trading Limits and Redemption Fees to Funds of Funds Transactions. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

The Fund may require medallion signature guarantees for changes that shareholders request be made in Funds records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule l7Ad-15 of the Securities Exchange Act.

The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions as described under “Distributions and Taxes” in the Prospectuses. Dividends paid on Class A, Class B , Class C and Institutional Class Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares and Institutional Share Class dividends will be higher than Class A. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the customer’s instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
NET ASSET VALUE

The NAV of each class of the Fund is equal to the value of such class’s pro rata portion of the Fund’s investments less the class’s pro rata portion of the Fund’s liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the “primary exchange’’) that is reported before the time when the net Assets of the Fund are valued. If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM EST.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will generally provide bid-side quotations. Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days.

Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund’s independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined by the Directors not to represent fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Directors. The Fund’s Adviser has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Fund in other situations. This FVC includes senior representatives from the Fund’s investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Directors of the Fund and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services. On behalf of the Fund, the Fund’s Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements on behalf of the Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the United States. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or, the Fund and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Directors regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Fund pays to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Directors that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Directors, including a majority of the Directors who are not “interested persons” of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

If the Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Fund’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Fund and/or other accounts over which the Fund’s Adviser exercises investment discretion. A Fund’s Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Fund’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Fund’s Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Fund’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

Under JPMIM’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. Effective February 19, 2005, however, the Fund stopped participating in soft dollar arrangements for market data services and third-party research. However, the Fund continues to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure.

Investment decisions for the Fund is made independently from those for the other Funds or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for the Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

The Fund’s brokerage commissions paid on portfolio transactions for the fiscal years ended June 30, 2006 (six months) was $719,023 and for the fiscal years ended December 31, 2005, 2004 and 2003, amounted to $1,070,948, $29,740 and $45,896, respectively.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund is a diversified, open-end investment company which was incorporated under the laws of the State of Maryland on May 24, 1985. The Fund offers Class A, Class B, Class C and Institutional Class Shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the Fund’s Rule 18f-3 Plan. Class A, Class B and Class C shareholders have exclusive rights with respect to the respective class’ Rule 12b-1 Distribution Plan adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from the interests of another class. Shares of all classes of the Fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class in matters that affect that class alone. At the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which the Board or a Member of the Board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except in certain instances, including for example, when the election of the Board is required to be acted upon by shareholders under the 1940 Act.

 DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)
derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, taxable ordinary income and any excess of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)
diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, that are limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. Certain of the Fund’s investments in MLPs may qualify as QPTPs and, therefore, the extent to which the Fund can invest in MLPs is limited by the Fund’s intention to qualify as a RIC under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the trust’s principal business of investing in stock or securities.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

Capital Loss Carry Forwards. The Fund had no capital loss carryforwards at June 30, 2006.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The Fund may invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies (“PFICS”) under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, a Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Some amounts received by the Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

Additional Tax Information Concerning REITS. the Fund may invest in real estate investment trusts (“REITs”). The Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. The Fund anticipates distributing substantially all of their net investment income for each taxable year. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. For taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, each Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is 95% or more of its "gross income", then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If the Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from real estate investment trusts ("REITs") and passive foreign investment companies ("PFICs") will not qualify for the corporate dividends-received deduction.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

 Foreign Shareholders. The Fund is not intended for foreign shareholders. If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

Special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the QIE's sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a RIC and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled RICs and REITs). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S, real property holding corporations") with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a RIC's interests in domestically controlled REITs and other RICs.

Where a foreign shareholder has owned more than 5% of a class of shares of the Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of the Fund that is a QIE, a USRPI Distributions will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or RIC that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund's percentage ownership of the "lower-tier" REIT or RIC.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

Telephone calls to the Fund, the Fund’s service providers or a Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Fund’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or JPMDS. The Prospectuses and this SAI do not constitute an offer by the Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or JPMDS to make such offer in such jurisdictions.

Principal Holders. As of September 30, 2006, the following persons owned of record, or were known by the Fund to own beneficially, 5% or more of the outstanding shares of any class of the Fund:
Class of Shares	Name and Address of Shareholder	Percentage Held
A SHARES	MLPF&S FOR THE SOLE BENEFIT OF	6.91
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR EAST 2ND FLR
	JACKSONVILLE FL 32246-6484

B SHARES	CITIGROUP GLOBAL MARKETS INC.	8.05
	ATTN PETER BOOTH 7TH FL
	333 W 34TH STREET
	NEW YORK, NY 10001-2402

C SHARES	CITIGROUP GLOBAL MARKETS INC.	22.78
	ATTN PETER BOOTH 7TH FL
	333 W 34TH STREET
	NEW YORK, NY 10001-2402

C SHARES	MLPF&S FOR THE SOLE BENEFIT OF	15.34
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION

	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

INSTITUTIONAL SHARES	JPMORGAN CHASE 401 K SAVINGS PLAN*	72.48
	STEPHEN D RYAN
	JPMORGAN
	3 CHASE METROTECH CTR FL 5
	BROOKLYN NY 11245-0001

INSTITUTIONAL SHARES	JPMORGAN CHASE BANK TTEE FBO	5.84
	LEE ENTERPRISES INC
	EMPLOYEE'S RETIREMENT ACCOUNT
	PLAN
	9300 WARD PKWY
	KANSAS CITY MO 64114-3317

INSTITUTIONAL SHARES	STRAFE & CO	5.25
	BOIA-ONE GROUP OPERATIONS
	1111 POLARIS PARKWAY
	POBOX 711234
	COLUMBUS, OH 43271-0001

*
The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

As of September 30, 2006, officers and directors as a group owned beneficially or of record 4.2% of the Fund’s Class A shares

FINANCIAL STATEMENTS

The Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Registered Public Accountants (Annual Report only) contained in the Annual Reports dated June 30, 2006 and filed on September 6, 2006, accession number 0000770482-06-000036 and Annual Report dated December 31, 2005 and filed March 3, 2006, accession number 0000770482-06-000009, with the SEC are hereby incorporated by reference into this Statement of Additional Information. Effective December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as investment adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. Please consider these factors when viewing the Fund’s historic financial reports.